UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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DELTA AIR LINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2020

Notice of Annual Meeting and Proxy Statement

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:	ACCESS THE ANNUAL MEETING:	RECORD DATE:
Thursday, June 18, 2020 7:30 a.m. Eastern Daylight Time	Due to the COVID-19 pandemic, the annual meeting will be held virtually. Shareholders may participate by logging in at www.virtualshareholdermeeting.com/DAL2020.	April 30, 2020

AGENDA
At the Annual Meeting, shareholders will be asked to vote on the following proposals:	Board Recommends Vote:
ITEM 1	Election of 12 directors named in the Proxy Statement	FOR each nominee
ITEM 2	Advisory vote on executive compensation	FOR
ITEM 3	Ratification of Ernst & Young LLP as independent auditors for 2020	FOR
ITEM 4	Shareholder proposal regarding right to act by written consent, if properly presented	AGAINST
ITEM 5	Shareholder proposal on a climate lobbying report, if properly presented	AGAINST
ITEM 6	Shareholder proposal on a political contributions report, if properly presented	AGAINST
ITEM 7	Shareholder proposal regarding sexual harassment policy, if properly presented	AGAINST

In addition, we will transact any other business properly presented at the meeting, including any adjournment or postponement by or at the direction of the Board of Directors.

A list of shareholders entitled to vote at the meeting will be available for examination during normal business hours for ten days before the meeting at Delta’s Investor Relations Department, 1030 Delta Boulevard, Atlanta, Georgia 30354. The shareholder list will also be available at the meeting.

If you plan to attend the meeting virtually, please see the instructions on page 73 of the attached proxy statement.

We encourage shareholders to sign up to receive future proxy materials electronically, including the Notice Regarding the Availability of Proxy Materials. To sign up, visit http://enroll.icsdelivery.com/dal.

BY INTERNET IN ADVANCE	BY TELEPHONE	BY MAIL	AT THE MEETING

Go to www.proxyvote.com and follow the instructions	Call 1-800-690-6903	Sign, date and return your proxy card in the enclosed postage-paid envelope	Attend the annual meeting virtually. See page 73 for instructions on how to attend

The Notice of Internet Availability of Proxy Materials is being mailed, and the attached proxy statement is being made available, to our shareholders on or about May 7, 2020.

Please read our attached proxy statement carefully and submit your vote as soon as possible. Your vote is important. You can ensure that your shares are voted at the meeting by using our Internet or telephone voting system, or by completing, signing and returning a proxy card.

Atlanta, Georgia
May 7, 2020

2020 PROXY STATEMENT 1

LETTER FROM THE NON-EXECUTIVE CHAIRMAN OF THE BOARD

As the non-executive Chairman of the Board, thank you for your support of Delta Air Lines especially during this time of challenge for our company, our country and the global community we serve. At all times and especially this time of crisis, our Board strives to oversee Delta in a responsible and transparent way.

2019 was an amazing year for Delta - record profits and outstanding operational performance demonstrating the strength of Delta’s people and its culture. In the blink of an eye, the COVID-19 pandemic dramatically disrupted our industry, our country and our world.

The information in this proxy statement is primarily related to our 2019 results and our upcoming annual meeting, but I wanted to use this space to highlight the actions we have taken with respect to executive compensation in 2020 as of April 15. As CEO, Ed is setting the example by forgoing his salary for six months through September and the other members of the executive leadership team are taking a 50% pay cut through September. All other officers of the company are taking a 50% pay cut for three months through the end of June and managing director and director-level employees are taking a 25% pay cut for the same period. As Board members, we are also forgoing our cash retainers for six months.

The strong foundation of good governance described in the pages of this proxy statement has been especially crucial in this time. The breadth of experience and wisdom among the Board members is critical as we exercise our responsibility to oversee the strong management team in place at the company. When board members who bring varied experiences are able to interact in the collegial and engaged way in which we operate, you can be confident that we are working hard on your behalf.

We are especially grateful to Dan Carp for his 13 years of leadership on the Delta Board. Dan served as the non-executive chair of the Board during a time of significant change and growth in the global industry. Joining the Board as Chair in 2007, Dan’s tenure has seen Delta lead the industry through a period of industry consolidation and expansion in the global marketplace. The Board’s thoughtful oversight during this period has resulted in Delta’s emergence as the leader in the global industry. Dan’s leadership, thoughtfulness and commitment to Delta will be missed, and we wish him well in his retirement from the Board.

As we look forward to the second half of this year and the challenges that lie ahead for Delta, the Board welcomes your support and engagement. We encourage you to share suggestion and concerns with us. In particular, we encourage you to review this proxy statement, and vote in the upcoming meeting.

As always, we deeply appreciate your support as shareholders and customers.

Sincerely,

ir.delta.com	2020 PROXY STATEMENT 2

LETTER FROM THE CEO

In 2019, Delta demonstrated the power of our people and brand with our best year in history operationally, financially and for our customers. We know every year comes with its challenges, and we knew 2020 would be no exception. But we could have never predicted just how quickly the COVID-19 pandemic would upend our plans and reset expectations for the year, as demand for near-term air travel dropped to almost zero in a matter of weeks.

We all hope this period will end soon, but we must be realistic that the timing and shape of revenue recovery are uncertain. The actions we have taken and continue to take in the coming months will define how Delta emerges on the other side.

As we look ahead to the rest of 2020, our response remains focused on three priorities:

Taking care of our people and customers. Nothing is more important than the health and safety of our employees and customers. We have invested in resources to increase cleanliness across the organization, including a wide range of safety and cleaning measures on planes, at airports and across our facilities. These actions won’t end when the virus abates – we will continue to invest in new techniques to make flying safer than ever. We are also taking steps to help our employees and customers practice social distancing, including blocking middle seats, pausing automatic upgrades, modifying our boarding process and reducing meal service.

Preserving our liquidity. As revenues rapidly deteriorated, we took decisive action to reduce our cost base and protect liquidity. We hit pause on every project that was not necessary and cut expenses by consolidating airport operations, closing many Delta Sky Clubs and delaying non-essential aircraft maintenance. Since early March, we have raised capital and are receiving payroll support under the CARES Act. Our actions so far, combined with CARES Act relief, should bolster our liquidity to over $12 billion by the end of the June quarter, putting us on a solid path to stay above our $5 billion minimum liquidity target throughout the entire year.

Positioning Delta for recovery. We are confident that people will begin to travel again. The actions we take now and over the next few quarters will define Delta’s recovery position. To succeed, we will need to be a more nimble airline going forward. Delta’s core business strengths are enduring: our people, brand, domestic network and operational reliability. These advantages will continue to differentiate Delta and position us to succeed while rescaling the business and our cost structure.

We have the best team in the industry, and I thank all 90,000 employees for the incredible work they are doing. Our employees are on the front lines in the fight against the virus, keeping our nation’s airways open for essential travel. They are ensuring that medical professionals, first responders and other critical workers can get to the destinations where they are most needed.

As of late April, 37,000 employees – more than one-third of our workforce – have chosen to take voluntary unpaid leaves, ranging from 30 days to one year, a significant personal sacrifice for which I will forever be grateful.

We know Delta will successfully navigate through this crisis and remain the airline of choice when our customers are ready to fly again. Our culture and people ensure we will always do what is right for our customers, our shareholders, and each other. Thank you for your support now and always.

Sincerely,

2020 PROXY STATEMENT 3

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  ›TABLE OF CONTENTS

PROXY STATEMENT SUMMARY	5
THE DELTA DIFFERENCE	5
2019 PERFORMANCE HIGHLIGHTS	6
DIRECTOR NOMINEES	7
EXECUTIVE COMPENSATION PROGRAM	8
INVESTOR ENGAGEMENT EFFORTS	8
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) HIGHLIGHTS	9
Environmental Stewardship	9
Corporate Social Responsibility Commitment	11
Governance Highlights	13
GOVERNANCE - BOARD MATTERS	14
BOARD LEADERSHIP STRUCTURE	14
BOARD COMMITTEES AND GOVERNANCE DOCUMENTS	14
BOARD REFRESHMENT PROCESS	16
BOARD AND COMMITTEE EVALUATION PROCESS	16
BOARD OVERSIGHT OF RISK MANAGEMENT	17
COMMUNICATIONS WITH DIRECTORS	17
SHARE OWNERSHIP	18
BENEFICIAL OWNERSHIP OF SECURITIES	18
EXECUTIVE COMPENSATION	20
COMPENSATION DISCUSSION AND ANALYSIS	21
COMPENSATION COMMITTEE REPORT	35
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	35
EXECUTIVE COMPENSATION TABLES	36
Summary Compensation Table	36
Grants of Plan-Based Awards Table	38
Outstanding Equity Awards at Fiscal Year-End Table	39
Option Exercises and Stock Vested Table	41
POST-EMPLOYMENT COMPENSATION	41
CEO PAY RATIO	46
DIRECTOR COMPENSATION	47
DIRECTOR COMPENSATION TABLE	48
STOCK OWNERSHIP GUIDELINES	48
PROPOSAL 1 — ELECTION OF DIRECTORS	49
2020 NOMINEES FOR DIRECTOR	49
SKILLS AND EXPERIENCES OF INDEPENDENT DIRECTORS	50
PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION	55
PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	56
FEES OF INDEPENDENT AUDITORS	57
PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES	57
AUDIT COMMITTEE REPORT	58
SHAREHOLDER PROPOSALS	60
PROPOSAL 4 — SHAREHOLDER PROPOSAL – RIGHT TO ACT BY WRITTEN CONSENT	60
PROPOSAL 5 — SHAREHOLDER PROPOSAL - CLIMATE LOBBYING REPORT	62
PROPOSAL 6 — SHAREHOLDER PROPOSAL - POLITICAL CONTRIBUTIONS REPORT	65
PROPOSAL 7 — SHAREHOLDER PROPOSAL - SEXUAL HARASSMENT POLICY	67
VOTING INFORMATION	69
INTERNET AVAILABILITY OF PROXY MATERIALS	69
SHAREHOLDERS ENTITLED TO VOTE	69
QUORUM FOR THE ANNUAL MEETING	69
HOW TO VOTE	69
REVOKING A PROXY OR VOTING INSTRUCTIONS	71
LIMITATION ON BROKERS’ AUTHORITY TO VOTE SHARES	71
VOTES NECESSARY TO ACT ON PROPOSALS	71
RECOMMENDATIONS OF THE BOARD	72
OTHER INFORMATION	73
PRESENTATION OF OTHER BUSINESS AT THE MEETING	73
ATTENDING THE MEETING VIRTUALLY	73
HOUSEHOLDING	73
COST OF SOLICITATION	74
SUBMISSION OF SHAREHOLDER PROPOSALS	74
SUPPLEMENTAL INFORMATION ABOUT FINANCIAL MEASURES	75

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PROXY STATEMENT SUMMARY

The Delta Difference

As of the date this proxy statement is being published, the COVID-19 pandemic has driven a sudden and significant impact on our business. Our quick response to protect liquidity along with our proven track record over the last decade position Delta to navigate through the crisis and restore Delta to its pre-crisis position of strength.

In 2019, Delta connected over 200 million customers across our expansive global network to more than 300 destinations in over 50 countries. Over the last decade, Delta has built a strong financial foundation, achieved record customer satisfaction scores, established diversified revenue streams and created a scale advantage through the transformation of its global network.

POWERFUL CONSUMER BRAND	COMPETITIVE ADVANTAGES	PROVEN TRACK RECORD OF EXECUTION

Delta is an exceptional, trusted consumer brand that consistently delivers a superior travel experience.

Over the last decade, we significantly improved the quality and reliability of our operations. As a result, customer satisfaction scores have more than tripled – our domestic net promoter score has improved from 15% in 2009 to 50.8% in 2019, an all-time high, with scores improving in all geographic regions. With operational excellence and best-in-class service, we earn our customers’ trust and preference.

In 2019, Delta was named one of Fortune’s Most Admired Companies and its Most Admired Airline for the eighth time in the past nine years, The Wall Street Journal’s best US Airline (for the third year), number 1 in The Business Travel News Annual Airline survey, and certified as a Great Place to Work for the fourth consecutive year, with 92% of employees proud to work at Delta.

At the core of Delta are our passionate and determined professionals with an innate sense of caring for our customers. Our people consistently deliver industry- leading results and drive further improvements and efficiencies through innovation.

In 2019, our operations had 281 days without a mainline cancellation and 165 days without a cancellation systemwide.

Our global network has the best connecting hub complex – including the world’s most efficient hub in Atlanta - enhanced by strong international alliances and joint ventures.

Our ascending brand and strong, growing relationship with American Express® combine to produce customer loyalty and a diversified, high-margin revenue stream.

Over the last decade we have fundamentally transformed our business, creating a customer-focused operation with improvements in product, reliability and service and established a strong financial foundation. Our broad financial principle has been to reinvest nearly half of our operating cash flow into the business, providing Delta the ability to invest in our people, airports, new fleet and technology.

In 2019, Delta was the world’s largest airline by total revenues and the most profitable with five consecutive years of $5 billion or more in pre-tax income.

As a result of the impact COVID-19 is having on Delta’s cash flow in 2020, the company has taken on more leverage. Delta is confident that it has the right course of action to successfully navigate through the crisis and position the company to regain its pre-crisis position of strength. Upon recovery, the company intends to pay down debt levels to strengthen its balance sheet.

2020 PROXY STATEMENT 5

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2019 Performance Highlights

Delta people produced record financial results, industry-leading operational reliability and continued improvements in customer satisfaction. We maintained our position as a reliable, customer-focused airline with strong profits and cash flow.

Below are some of the categories of performance measures included in our incentive compensation plans that demonstrate our pay for performance philosophy. See page 28 for further information about the performance measures included in these plans.

PRE-TAX INCOME

OPERATIONAL RELIABILITY AND CUSTOMER SERVICE

CONTINUED BALANCE SHEET PERFORMANCE

*

See “Supplemental Information about Financial Measures” on page 75 for reconciliations of non-GAAP measures and reasons we use them.

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Director Nominees

★ Committee Chair

★★ Expected to become Chair upon Mr. Carp’s retirement.

2020 PROXY STATEMENT 7

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Executive Compensation Program

Our executive compensation program is based on the philosophy that we can best achieve our short-term and long-term business goals, which we refer to as our Flight Plan, by closely linking pay to performance and aligning the interests of all Delta employees, including executive officers, with our customers and shareholders.

PERFORMANCE-BASED	EMPLOYEE-ALIGNED	EQUITY-BASED

›

94% of our Chief Executive Officer’s target compensation opportunity is at risk

›

Pay is linked to performance based on the achievement of financial, operational, customer service and stock price performance measures

›

Our people are critical to our success, and we are committed to Delta being a great place to work

›

Our annual and long-term incentive plans include goals that also drive payouts to frontline employees under our broad-
based profit sharing and shared rewards programs

›

82% of our Chief Executive Officer’s target compensation is delivered through equity-based opportunities

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Equity-based incentives focus on long-term shareholder value and align our executive officers’ interests with shareholders by rewarding strategic success

Investor Engagement Efforts

We have long-standing, active engagement with our investors. Our senior management met with analysts and investors at our annual Investor Day in December 2019 and more than 10 industry conferences throughout 2019. We have dedicated resources to engage with all shareholders through monitoring of investor relations e-mail and using various media to convey key investment messages to a broader audience. In 2019, Delta was named as a “Most Honored Company” by the financial journal Institutional Investor, which ranked Delta’s investor relations effort number 1 in the airline category.

In 2019 we met or initiated contact with investors representing

63%

of our outstanding shares

100%

of our **top 20 actively-managed investors**

How we engaged with investors

We annually invite our largest 25-30 investors to discuss agenda items for the annual meeting and any other topics they desire

We regularly report our investors' views to our Board of Directors, and our *Personnel & Compensation Committee* considers these views when developing our executive compensation program, and our *Corporate Governance Committee* also considers these views

We engage with analysts through quarterly conference calls, our investor relations website and meetings and calls

Our **Chairman of the Board** participated for the first time in our annual Investor Day

Topics discussed with our investors

- governance and financial performance of the company
- our executive compensation program, the say on pay proposal and other agenda items for the annual meeting
- ESG and sustainability matters
- strategy and risk management, including cyber risk, Board composition and succession and increasing Board diversity
- recent and upcoming improvements in our proxy statement disclosures

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Environmental, Social and Governance (ESG) Highlights

We are committed to being a good steward of the environment, a positive force in our communities and a great place to work and fly. This commitment is based on our culture of a strong set of core values that put people first in all we do - whether it’s our employees, the nearly 200 million customers who trust us with their travel each year, or the millions who make up the communities where we live, work and serve.

Environmental Stewardship

As a responsible business, we remain mindful of the impact of our global decisions. Nowhere is this clearer than in our view and approach to reducing carbon emissions and managing our environmental impacts.

SUSTAINABILITY PROGRAM OVERSIGHT

The oversight of our environmental sustainability program is guided by the following:

Regular Board level oversight by reporting environmental sustainability initiatives and status to the Corporate Governance Committee began in 2018
Continuing cross-divisional executive level oversight of environmental sustainability initiatives and guidance on priorities

Regular engagement of a 20 person cross-divisional steering committee, overseeing environmental sustainability reporting across Delta and implementing an internet site devoted to our sustainability matters

Guided by The Delta Environmental Sustainability Principles: Action, Innovation, Collaboration, Evolution and Transparency

TRANSPARENCY AND REPORTING

We report our environmental sustainability practices through the following:

Dow Jones North American Sustainability Index (9th year in a row)	FTSE4 Good, European (Sustainability) Index (5th consecutive year)

Leadership band from CDP A- Score CDP evaluates how companies measure and manage their risks and opportunities on climate change	Climate Registry Continued verification of our carbon footprint

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Prepared and reviewed reports for numerous customer, industry and rating agency ESG disclosures, including Sustainalytics, MSCI and ISS, while also engaging with institutional investors and organizations such as the Sustainability Accounting Standards Board (SASB) on ESG trends and opportunities

More information about our sustainability practices is in our Corporate Responsibility Report, reporting GRI, SASB and TCFD indicators, which can be found at www.delta.com/sustainability. That website is not incorporated by reference into this proxy statement.

ENVIRONMENTAL AND CLIMATE ACTION

The aviation industry accounts for roughly 2 percent of global carbon emissions. Our carbon footprint is our largest environmental impact, with 98 percent of emissions coming from aircraft. We are focusing our efforts to become carbon neutral through carbon reduction, carbon removal and stakeholder engagement. Some of the most notable achievements to date and plans for the future in each area include the following:

2020 PROXY STATEMENT 9

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Carbon Reduction

Fleet Replacement	Replacing older mainline aircraft with newer aircraft that are typically 25% more efficient on a per seat basis than the aircraft they replace
Fuel Savings

Established a Fuel Board, comprised of senior leaders from each operating division to focus on promoting fuel savings initiatives throughout the airline. Initiatives pushed by the Delta Fuel Council and Fuel Board saved 33M gallons of fuel, $75M in fuel cost, and avoided 325,000 metric tons of carbon emissions

Sustainable Aviation Fuel
›

Flew our first flights with the use of sustainable aviation fuel (SAF) in partnership with Airbus for A330-900neo deliveries and with Airbus and AirBP for 20 carbon-neutral A321 deliveries from Mobile

›

Invested $2M in a feasibility study with Northwest Advanced Bio-Fuels (NWABF). The project would utilize wood residue deposits and wood slash from forest floors to produce SAF

›

Signed an offtake agreement with Gevo to purchase 10 million gallons of SAF per year, made from inedible, industrial corn products

Carbon Removal

Purchased and retired more than 12 metric tons (or more than 26 billion pounds) of offsets since 2012
Offset projects typically also support UN Sustainable Development Goals

Stakeholder Engagement

Partnered with corporate accounts to address emissions; pilot carbon offset agreements in place with companies such as the Bill and Melinda Gates Foundation, Columbia Sportswear, Merck and UCB Biopharmaceuticals

Global Partnerships & Coalition Building: multi-million dollar contribution to Global Citizen movement to address climate change, reduce inequality and end extreme poverty by 2030; Delta’s CEO Ed Bastian became the co-chair of Global Citizen’s private sector

Established Youth Advisory Board on Sustainability, made up of several young environmental champions who help support Delta’s sustainability work

Actively collaborating with the FAA and the airline industry to modernize the air traffic control (ATC) system through forums such as the NextGen Advisory Committee (NAC); modernization efforts reduce delays, decrease fuel consumption, and cut carbon emissions by shortening flights and providing more direct routes

Engaged with industry, government and ICAO on CORSIA and other climate and environmental regulations

Progress Against Industry Goals

As a result of these measures, we have shown improvements against industry climate metrics:

Waste Reduction Achievements in 2019

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Corporate Social Responsibility Commitment

Our people and our culture are the foundation of our success. We have long understood that taking care of our people also leads to satisfied customers and stakeholders.

Our culture also involves giving back to the communities we serve as well as serving important global initiatives.

With The Delta Air Lines Foundation, contributed $55 million as part of our annual commitment to give one percent of net income to key charitable organizations in our communities

Recognized as a national leader in our commitment to anti-human trafficking efforts, which includes continuing to train our front-line employees to help identify and report suspected instances of human trafficking

Beginning in 2019, paying all employees for a day of service each year to qualified non-profit organizations of their choice

METRIC	GOAL	INDICATORS OF CONTINUING PROGRESS
COMMUNITY	Donate 1% of our net income to key charitable organizations	Contributed $55 million in 2019 to the communities we serve.
EMPLOYEE ENGAGEMENT	Achieve 85 percent positive employee engagement	Met our goal as measured through positive employee engagement responses to our annual employee survey, in which more than 37,000 employees participated (over 40% of Delta’s employees).
CUSTOMER SAFETY	Proactively reduce risks by identifying, assessing, mitigating and/or eliminating hazards that may cause incidents, accidents or injuries to customers

On-board aircraft, in boarding bridges and at airport gates, we perform risk assessments for the safety of our customers. Our in-flight safety demonstrations and announcements are continually enhanced. Our pilot and maintenance teams collaborate to continuously report on and repair on board equipment such as seats, tray tables and bins.

EMPLOYEE SAFETY	Achieve world-class personal safety performance with the goal of sending all Delta employees and business partners home safely

Our safety culture enabled us to maintain a 3.9 percent Total Recordable Injury Rate in 2019, performance that was even with 2018 and 43 percent better than the industry average. Our days away, restricted or transfer rate was 3.21 days in 2019 compared to 3.09 in 2018. In 2019, we experienced a work-related fatality for the first time since 2010.

CUSTOMER SATISFACTION	Consistent year-over-year growth in net promoter scores

Sustained strong record of customer satisfaction. Achieved record net promoter scores (NPS) throughout the year and at year-end across all of our regions, including a record 50.8 NPS on domestic flights - an increase of 5 points from 2018.

2020 PROXY STATEMENT 11

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COMMUNITY IMPACT

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Governance Highlights

Delta has a history of a strong, independent Board, composed of seasoned members with diversity of experiences. The Board is committed to sound corporate governance practices in line with evolving best practices.

INDEPENDENCE

2
11

All independent
except CEO and ALPA Nominee

BOARD TENURE

2
6
5
0-4 years
5-9 years
+10 years

Average tenure
5.5 years (all)
4.9 years (nominees)

DIVERSITY

8
5

5 of 13 directors are diverse from racial, gender or ethnic standpoint

SKILLS INDEPENDENT DIRECTORS COLLECTIVELY POSSESS

Senior Leadership 11
Airline/Transportation Industry 2
Marketing/Brand Management/Data 2
Finance/Accounting 7
Risk Management 5
Technology/Cybersecurity/Digital 3
Energy 1
Global Business 7
Government Affairs/Security 5
Board Membership 8

CORPORATE GOVERNANCE AND BOARD PRACTICES

Independent chairman
All directors elected annually. Average Board tenure of nominees is less than 5 years
Ongoing Board succession efforts — 8 of 13 current directors first elected from 2014 to the present. Regular Board committee refreshment. Almost half of Board nominees are diverse
Majority voting for directors in uncontested elections
Proxy access; special meeting call by holders of 20% of outstanding common stock
Corporate Governance Principles provide no outside director will stand for re-election after age 72
Robust annual self-evaluations of Board and Board committees
Regular comprehensive succession planning for management, evidenced by successful senior leadership transition
Anti-hedging and anti-pledging policy for all employees and Board
Corporate Governance Principles prohibit ownership of specific airline competitors’ stock by Board and officers
Meaningful stock ownership and retention guidelines for Board and executive officers
No shareholder rights plan (poison pill) or super-majority voting
No employment agreements or supplemental executive retirement plans for officers

2020 PROXY STATEMENT 13

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GOVERNANCE - BOARD MATTERS

During 2019, the Board of Directors met 11 times. Each director who served on the Board during 2019 attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served that were held during his or her tenure on the Board. It is the Board’s policy that directors are encouraged to attend the annual meeting. All of Delta’s directors attended the annual meeting in 2019. During the year, the Board routinely held executive sessions without the Chief Executive Officer. Mr. Blake presided at these sessions as non-executive Chairman of the Board.

Board Leadership Structure

Because we believe operating pursuant to sound governance practices benefits the long-term interests of our shareholders, for many years we have chosen to elect an independent, non-executive Chairman of the Board separate from our Chief Executive Officer.

We believe the non-executive Chairman of the Board plays an important governance leadership role that enhances long-term shareholder value. The Chairman’s responsibilities include:

›

chairing meetings of non-management directors (executive sessions)

›

presiding at the annual meeting of shareholders

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briefing the Chief Executive Officer on issues raised in executive sessions

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in collaboration with the Corporate Governance Committee, committee chairs and the Chief Executive Officer, scheduling Board meetings, setting Board agendas and strategic discussions and providing a review of pre-meeting materials delivered to directors

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overseeing annual Board, committee and Chief Executive Officer performance evaluations and succession planning

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managing the Board and committee oversight of risks

›

recommending appropriate governance policies and practices

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overseeing the avoidance of conflicts of interest

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recommending Board committee and committee chair assignments

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facilitating director discussions inside and outside the boardroom, managing the relationship between the Chief Executive Officer and the Board, consulting with the Chief Executive Officer and serving as a counterweight as appropriate

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overseeing the process for selecting new Board members

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calling meetings of the Board and shareholders

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chairing the Corporate Governance Committee

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carrying out other duties requested by the Chief Executive Officer and the Board

Board Committees and Governance Documents

The Board of Directors has established the Audit, Corporate Governance, Finance, Personnel & Compensation and Safety & Security committees to assist it in discharging its responsibilities. The number of meetings for each of these committees in 2019 and primary responsibilities are listed on the next page. A complete list of the responsibilities of each committee can be found in the committee charters, which are available in the corporate governance section of our website at ir.delta.com/governance/. Our Certificate of Incorporation, Bylaws, Corporate Governance Principles, codes of ethics and business conduct and independence standards are also available in the corporate governance section of our website at ir.delta.com/governance/.

All members of the Audit, Corporate Governance, Finance and Personnel & Compensation Committees are non-employee directors who are independent, as defined in the New York Stock Exchange (NYSE) listing standards and Delta’s director independence standards. The members of the Audit Committee also satisfy the additional independence requirements set forth in rules under the Securities Exchange Act of 1934 Act (the 1934 Act). The members of the Personnel & Compensation Committee also satisfy the additional independence requirements set forth in rules under the 1934 Act.

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AUDIT COMMITTEE

Members	Primary Responsibilities
William H. Easter III* (Chair) Francis S. Blake* Ashton B. Carter David G. DeWalt* Michael P. Huerta Kathy N. Waller* Meetings in 2019: 9
›

oversees our financial reporting and disclosure processes, including the appointment of our independent auditors, the review of the audit and work of our internal audit department and the adequacy and effectiveness of our internal controls over financial reporting

›

oversees compliance with procedures and processes pertaining to corporate ethics and standards of conduct

›

reviews and, if appropriate, approves or ratifies possible conflicts of interest involving members of the Board or executive officers and related party transactions that would be subject to disclosure under Item 404 of Regulation S-K

›

reviews enterprise risk management processes and discusses major risk exposures with management

›

reviews cybersecurity risks and the security and operations of our information technology systems

*Audit Committee Financial Experts	The Audit Committee Report can be found on page 58.

CORPORATE GOVERNANCE COMMITTEE

Members	Primary Responsibilities
Francis S. Blake (Chair) Daniel A. Carp* William H. Easter III George N. Mattson Kathy N. Waller Meetings in 2019: 5
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leads the Board’s governance practices and procedures, including the search for and recruiting of new outside directors and consideration of nominees for the Board

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oversees our governance standards, processes for evaluation of the Board and its committees, compensation of non-employee directors and the company’s ESG sustainability efforts

*Retiring at the Annual Meeting

FINANCE COMMITTEE

Members	Primary Responsibilities
George N. Mattson (Chair) Daniel A. Carp* Jeanne P. Jackson Sergio A. L. Rial David S. Taylor Meetings in 2019: 10
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reviews and makes recommendations about the financial structure of the company, financial planning, investments, acquisitions and divestitures, operating plans, capital structure and hedging activities

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reviews and approves or recommends to the Board commitments, capital expenditures and financing transactions

*Retiring at the Annual Meeting

PERSONNEL & COMPENSATION COMMITTEE

Members	Primary Responsibilities
Daniel A. Carp (Chair)* Francis S. Blake Jeanne P. Jackson George N. Mattson Sergio A. L. Rial** David S. Taylor Meetings in 2019: 8
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oversees our general compensation philosophy and practices and the annual review of our Chief Executive Officer and reviews and approves compensation programs for our executive officers

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reviews management succession plans and the company leader and talent planning process

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makes recommendations to the Board regarding election of officers

*Retiring at the Annual Meeting **Expected to become Chair upon Mr. Carp’s retirement	The Personnel & Compensation Committee Report can be found on page 35.

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SAFETY & SECURITY COMMITTEE

Members	Primary Responsibilities
David G. DeWalt (Chair) Ashton B. Carter William H. Easter III Christopher A. Hazleton Michael P. Huerta Kathy N. Waller Meetings in 2019: 5
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oversees and consults with management on our customer, employee and aircraft operating safety and security

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reviews current and proposed safety and security-related programs, policies and compliance matters

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reviews matters with a material effect on our flight safety operations and security

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establishes and approves annual safety and security goals

Board Refreshment Process

The Corporate Governance Committee recommends to the Board of Directors nominees for election to the Board.

Delta believes each current nominee for the Board of Directors has the following attributes:

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integrity, honesty and adherence to high ethical standards

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extensive business acumen and sound judgment

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a track record of service as a leader in business or governmental settings

The Committee seeks nominees who have the skills and experience to assist management in the operation of Delta’s business and to provide input on Delta’s strategy, among other matters. In accordance with Delta’s Corporate Governance Principles, the Committee and the Board assess potential nominees (including incumbent directors) based on factors such as the individual’s business experience, character, judgment, diversity of experience, international background and other matters relevant to the Board’s needs and objectives at the particular time. Independence, financial literacy, and the ability to devote significant time to Board activities and to the enhancement of the nominee’s knowledge of Delta’s business are also factors considered for Board membership.

In its succession planning role, the Committee regularly considers potential candidates for the Board in light of the company’s new and evolving risks, strategies and operations. While the Board does not have a specific policy with respect to diversity, the Board and Corporate Governance Committee recognize that the members of the Board should represent the diversity of Delta’s customers, employees and management. The Committee balances the desire for continuity on the Board with the benefits of fresh perspectives and additional experiences to align with the changing business.

The Committee retains third-party search firms from time to time to assist in identifying and preliminarily screening potential Board members who have experience that would complement and enhance the current Board.

Board and Committee Evaluation Process

For many years our Board of Directors and each of its committees have annually engaged in comprehensive self-evaluations. The Corporate Governance Committee oversees the evaluations and re-examines the process for the Board and Board committee evaluations each year. For the 2019 evaluation, the Chief Legal Officer spoke individually with each Board member to discuss specific topics, such as issues of importance to the Board for 2020, strategic planning, succession planning and key attributes of new directors, and to obtain his or her assessment of Board and committee performance, functioning and operations during the year. These discussions also allowed time for engagement with each director on any other topic he or she desired to discuss. The comments of the directors were compiled on an anonymous basis and reviewed by the Board and the Board committees in executive sessions. The Chairman of the Board and the chairs of the committees address follow-up matters from the evaluations. These included continuing focus on strategy, cybersecurity, sustainability, risk management and investments, as well as operational matters, among other items. The Board believes this annual evaluation process supports its effectiveness and continuous improvement.

Topics discussed during the Board performance evaluation one-on-ones with the Chief Legal Officer include:

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issues of importance to the Board for 2020

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risk management, strategic planning and succession planning

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board structure and processes

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an assessment of Board and committee performance in 2019

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Board Oversight of Risk Management

The Board of Directors has ultimate responsibility to oversee Delta’s enterprise risk management program (ERM). Headed by the Vice President — Corporate Audit & Enterprise Risk Management, the ERM program instills a heightened awareness of risk management throughout Delta, identifies and categorizes risks and monitors the progress of enterprise risk mitigation plans. The role of ERM is to provide a risk management framework with cross functional alignment to enable risk informed decision-making through identification and categorization of risks and monitoring the progress of enterprise risk mitigation plans. The Board discusses risk throughout the year, particularly when reviewing operating and strategic plans and when considering specific actions for approval. Depending on the nature of the risk, the responsibility for oversight of selected risks may be delegated to appropriate committees of the Board, with material findings reported to and discussed with the full Board. Delegations of risk oversight by the Board include:

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The Audit Committee reviews the ERM framework at the enterprise level; reviews management’s process for identifying, managing and assessing risk; oversees the management of risks related to the integrity of the consolidated financial statements, internal control over financial reporting, the internal audit function, and legal and regulatory matters.

The Board delegated to the Audit Committee oversight of risks related to cybersecurity and the security and operations of the information technology systems. Members of the Audit Committee receive internal and external training on cybersecurity risks, and an experienced cybersecurity professional, David DeWalt, is a member of the Audit Committee and has been a Delta director since 2011.

The Executive Vice President-Chief Information Officer and the Vice President-Chief Information Security Officer and their staffs regularly report to the Audit Committee on cybersecurity and information technology risks and initiatives.

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The Finance Committee oversees the management of risks related to aircraft fuel price and fuel hedging; foreign currency and interest rate hedging; Delta’s financial condition and capital structure; its financing, acquisition, divestiture and investment transactions and related matters.

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The Personnel & Compensation Committee reviews risks related to management succession and development, Delta’s executive compensation program, Company leadership and talent planning process and related matters.

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The Corporate Governance Committee reviews risks related to Board of Directors’ succession plans, Delta’s corporate governance, ESG sustainability and related matters.

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The Safety & Security Committee oversees the management of risks related to customer, employee, aircraft and airport operating safety and security and related matters.

Delta’s ERM process is a journey of continuous improvement and iteration to meet the evolving needs of our business. Leaders of the business divisions, working closely with the ERM leader, have responsibility for risk identification, development of business risk mitigation plans, and monitoring and reporting progress of their implementation. The corporate safety and security department oversees the risk management process for risks related to customer, employee, aircraft and airport safety and security matters. A senior management level, cross-divisional council, the Delta Risk Council (DRC), meets quarterly and includes the Chief Financial Officer, Chief Information Officer, Chief Legal Officer, Controller, Chief Information Security Officer, Chief Compliance Officer and Vice President — Corporate Audit & Enterprise Risk Management, among others. The DRC is responsible for overseeing all of the company business and safety and security risks, including the following: monitoring risk tolerance levels; defining organizational responsibilities for risk management; identifying significant risks to Delta; and risk mitigation and management strategies based on Delta’s risk tolerance levels as well as monitoring the business to determine that risk mitigation activities are in place and operating. As appropriate, various officers and employees attend meetings of the DRC and follow up on issues addressed within the DRC.

The Board of Directors believes that Delta’s leadership structure, combined with the roles of the Board, its committees, and the DRC, provide the appropriate leadership for effective risk oversight.

Communications with Directors

Shareholders and other interested parties may communicate with our non-management directors by sending an e-mail to nonmgmt.directors@delta.com. We have established a link to this address on our Investor Relations website. Communications with directors may also be mailed to Delta’s Corporate Secretary at Law Department, Delta Air Lines, Inc., Department 981, P.O. Box 20574, Atlanta, Georgia, 30320. Communications will be sent directly to the Chairman of the Board, as representative of the non-management directors, other than communications pertaining to customer service, human resources, accounting, auditing, internal control and financial reporting matters. Communications regarding customer service and human resources matters will be forwarded for handling by the appropriate Delta department. Communications regarding accounting, auditing, internal control and financial reporting matters will be brought to the attention of the Audit Committee Chair.

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SHARE OWNERSHIP

Beneficial Ownership of Securities

Directors, Nominees for Director and Executive Officers

The following table sets forth the number of shares of Delta common stock beneficially owned as of April 15, 2020, by each director and director nominee, each person named in the Summary Compensation Table in this proxy statement, and all directors and executive officers as a group. Unless otherwise indicated by footnote, the owner exercises sole voting and investment power over the shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	(1)
Directors:
Edward H. Bastian	1,154,044	(2)
Francis S. Blake	53,335
Daniel A. Carp	48,253
Ashton B. Carter	10,000
David G. DeWalt	54,720
William H. Easter III	48,170
Christopher A. Hazelton	300
Michael P. Huerta	9,825
Jeanne P. Jackson	13,100
George N. Mattson	105,660	(3)
Sergio A.L. Rial	15,597
David S. Taylor	7,960
Kathy N. Waller	17,350
Named Executive Officers:
Glen W. Hauenstein	615,745	(2)
W. Gil West	380,210	(2)
Paul A. Jacobson	647,835	(2)(4)
Peter W. Carter	211,254	(2)
Directors and Executive Officers as a Group (21 Persons)	4,050,058	(2)
(1)

Each of the individuals listed in the table and the directors and executive officers as a group beneficially owned less than 1% of the shares of common stock outstanding on April 15, 2020.

(2)

Includes the following number of shares of common stock which a director or named executive officer has the right to acquire upon the exercise of stock options that were exercisable as of April 15, 2020, or that will become exercisable within 60 days after that date:

Name	Number of Shares
Edward H. Bastian	747,984
Glen W. Hauenstein	299,397
W. Gil West	257,627
Paul A. Jacobson	147,357
Peter W. Carter	95,874
Directors & Executive Officers as a Group	1,822,590

(3)

Includes 2,000 shares held by a trust for the benefit of Mr. Mattson’s adult son, over which Mr. Mattson has shared investment power.

(4)

Includes 29,000 shares held by a family foundation, of which Mr. Jacobson and his wife are the trustees.

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Beneficial Owners of More than 5% of Voting Stock

The following table provides information about the following entities known to Delta to be the beneficial owner of more than five percent of Delta’s outstanding common stock as of April 15, 2020.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Berkshire Hathaway Inc.	58,900,759(1)	9.23%
3555 Farnam Street Omaha, NE 68131
The Vanguard Group	43,812,141(2)	6.87%
100 Vanguard Blvd Malvern, PA 19355
BlackRock, Inc.	34,386,285(3)	5.39%
55 East 52nd Street New York, NY 10055
(1)

Based on a Form 4 filed April 3, 2020, in which Berkshire Hathaway, Inc. reported that, as of April 1, 2020, it may be deemed to have beneficial ownership of shares owned by its wholly-owned subsidiaries National Indemnity Company (51,907,636) and Government Employees Insurance Company (6,993,123). In Schedule 13G/A filed February 14, 2020, Berkshire Hathaway Inc. indicated it had shared voting and dispositive power over all shares owned by these subsidiaries.

(2)

Based on Schedule 13G/A filed February 10, 2020, in which The Vanguard Group reported that, as of December 31, 2019, it had sole voting power over 717,016 of these shares, shared voting power over 41,583 of these shares, sole dispositive power over 43,068,506 of these shares and shared dispositive power over 743,635 of these shares.

(3)

Based on Schedule 13G/A filed February 5, 2020, in which BlackRock, Inc. reported that, as of December 31, 2019, it had sole voting power over 30,390,151 of these shares and sole dispositive power over all of these shares.

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EXECUTIVE COMPENSATION

Note from the Chairman of the Personnel & Compensation Committee

In the last few years, we have shared with you a summary of the previous year’s highlights and the connection between Delta’s outstanding operational and financial performance and the compensation paid to our executives. Without question, 2019 was a successful year for Delta allowing us to pay out $1.6 billion in profit sharing to our front-line employees. But as our business has been disrupted and all of our lives have changed in 2020, I want to share with you the actions we have been and are taking on executive compensation in response to the crisis brought on by the COVID-19 pandemic.

As the rapid spread of COVID-19 became a pandemic, delivering a devastating blow to the company’s business, the Board and management of Delta took quick action with respect to current compensation to lead the way in preserving cash and bolstering liquidity. As of April 15, these actions have included:

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Ed Bastian, our CEO, forgoing his salary for six months beginning April 1;

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Members of our executive leadership team, including the named executive officers, taking a 50% pay cut for six months beginning April 1;

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All other officers taking a 50% pay cut for 90 days beginning April 1;

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Managing director- and director-level employees taking a 25% pay cut for 90 days beginning April 1; and

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Board members waiving their cash retainers for six months.

The core competitive strength of Delta has always been and will continue to be its people and values-based culture. In these times of uncertainty, more than ever, it will be our talent that sets us apart. During this crisis, the Board and I have once again witnessed the strength and commitment of Delta’s people, including our leadership team. We recognize the extraordinary efforts of this team in guiding the airline through this difficult period, and we have every confidence that those efforts will continue as the company moves out of the immediate crisis and begins the road toward recovery from its devastating impact to our business. Therefore, the ability to both retain our talented leaders and attract new ones when needed has been and will continue to be a strong focus for this committee.

Pay for performance has long been at the core of Delta’s compensation philosophy and our program has always placed a significant portion of our executive’s compensation at risk based both on the achievement of challenging business goals as well as the performance of our stock price. As a result of this structure and the impact of COVID-19, the compensation they have received over the past few years is worth significantly less than when it was awarded, declining by more than half of its grant date value.

In addition, the performance measures and goals we approved in early February 2020, especially under our annual incentive plan, no longer reflect our current reality. This crisis will not just affect Delta over the near-term; like many companies, our longer-term business strategies must also be carefully considered when we fully understand the extent of the impact. In the coming months, this Committee will need to reevaluate our incentive plans to ensure they reflect goals that focus our company and our leadership team on Delta’s path to recovery and a strong future.

Even though I will be retiring from the Board prior to the annual meeting, I leave knowing that the Committee is well positioned to support Delta and its employees during this time.

Thank you for your continued support of Delta.

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Compensation Discussion and Analysis

This section of the proxy statement describes the compensation of our named executive officers for 2019. It also discusses how our executive compensation program reflects our compensation philosophy and objectives, including the importance of linking pay to performance.

2019 Named Executive Officers

Name	Position
EDWARD H. BASTIAN	Chief Executive Officer
GLEN W. HAUENSTEIN	President
W. GIL WEST	Senior Executive Vice President & Chief Operating Officer
PAUL A. JACOBSON	Executive Vice President & Chief Financial Officer
PETER W. CARTER	Executive Vice President & Chief Legal Officer and Corporate Secretary

HUMAN CAPITAL MANAGEMENT

We believe Delta’s most important competitive advantage is our approximately 90,000 employees who are the face of our brand. Effectively attracting, engaging, developing, retaining and rewarding our people is a priority of Delta and its Board of Directors. In February 2020, the Board approved updates to the Personnel & Compensation Committee’s charter to memorialize the Committee’s role in oversight of the policies and strategies relating to human capital management.

Our Employee Commitment

Delta delivered strong financial, operational and customer service results in 2019. This would not have been possible without the dedication and determination of our people. During 2019, we continued our commitment to promoting a culture of open, honest and direct communications, making Delta a great place to work and building an environment that encourages diversity, integrity and respect.

In 2020, we have been humbled by the continued dedication and determination of our people in response to the challenges Delta is facing due to the COVID-19 pandemic. Not only have they graciously accepted a temporary reduction in work hours as we have had to reduce our operations, but 37,000 of our employees have volunteered to take unpaid leaves of absence ranging from 30 days to one year in duration. And we have supported them through this crisis as well in a variety of ways, including covering the cost of employee benefit premiums for unpaid leave takers, providing special COVID-19-related pay protection, and more. We have long known that our people and our culture are the foundations of our success and the sacrifices they have made during this time are a true testament to the Delta difference.

Investing nearly $13 billion

in our people, which includes salaries, pension funding, health and welfare benefits, 401(k) plan contributions, the Profit Sharing and Shared Rewards Programs, training and travel benefits. Key actions in 2019 include:

Profit Sharing Program

Paying $1.6 billion in February 2020 under the Profit Sharing Program in recognition of the achievements of our employees in meeting Delta’s financial targets in 2019 — the largest in our history and the sixth consecutive year our employees received payouts exceeding $1 billion.

Shared Rewards Program

Awarding $84 million under Delta’s broad-based shared rewards program (Shared Rewards Program) based on the hard work of our employees in meeting key operational performance goals during 2019 (on-time arrival, baggage handling, flight completion factors and net promoter score), recognizing that superior performance by our front-line employees directly affects customer satisfaction.

Defined Contribution and Defined Benefit Retirement Plans

Contributing over $2 billion to Delta’s broad-based defined contribution and defined benefit retirement plans. This included $1 billion in excess contributions to our defined benefit plans.

Health and Wellness Benefits

Investing more than $800 million in comprehensive health and wellness benefits. This included medical and dental benefits, amounts paid directly to employees through Delta’s incentive-based wellness program, as well as mental health benefits.

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In addition to these significant investments, we strive to make Delta a great place to work by listening to our employees so we can provide programs and resources that fully engage them, help them deepen their skill sets and further their careers at Delta. We are committed to creating a diverse and inclusive workforce, empowering professional growth and development and investing in our employees’ physical, emotional and financial health and wellness. We are also committed to internal pay parity based on role, qualifications, experience and merit.

These efforts have been recognized internally and, as shown below, externally. In a 2019 employee survey in which more than 37,000 Delta people participated (over 40% of Delta’s employees), 81% said they are happy to work at Delta.

COMPANY AWARDS IN 2019

100 Best Companies to Work for 2019
- Fortune

Best Places to Work 2019
- Glassdoor

Glassdoor Employees' Choice Award
(for the 5th consecutive year based entirely on input from employees)

DIVERSITY AND INCLUSION RECOGNITION

Best Workplaces for Women 2019 and Best Workplaces for Diversity 2019
- Fortune and Great Place to Work

Best Workplaces for Millennials 2019
-Great Place to Work

Disability Equality Index Best Places to Work for Disability Inclusion 2019
- American Association of People with Disabilities

Among America's Best Employers for New Graduates (Rank 77)
- Forbes

HEALTH AND WELLBEING

Best Employers for Healthy Lifestyles
PLATINUM AWARD
- National Business Group on Health

American Heart Association Workplace Health Achievement Index
GOLD RECOGNITION

Talent Planning and Development

Talent planning and development are important at all levels within Delta—from the executive ranks to our frontline employees. The Personnel & Compensation Committee continued to make this effort a high priority in 2019 and it will be the highest priority in the months to come. The Board of Directors is regularly updated on key talent indicators for our leaders, including recruiting and development programs. The Board members interact with potential future leaders through formal presentations and informal events.

Diversity and Inclusion

As a global airline, we believe that our company must reflect the diversity of the world and serve as a model of inclusiveness. With a goal to strengthen our connections from the inside out, Delta’s diversity and inclusion strategy focuses on three strategic imperatives: seeking diversity, promoting inclusion and driving accountability. This effort is driven by Delta’s Diversity & Inclusion Council — a senior cross-divisional group that meets regularly to evaluate corporate and divisional metrics, programs and proposals that align with the company’s strategic imperatives. The Personnel & Compensation Committee oversees the company’s progress with this strategy and has incorporated a diversity update as a standing meeting agenda item.

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Administration of the Executive Compensation Program

PERSONNEL & COMPENSATION COMMITTEE

The Personnel & Compensation Committee oversees and approves Delta’s executive compensation program to reinforce our culture by ensuring a strong connection between pay and performance as well as alignment between our executives, employees and shareholders. This includes:

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Establishing Delta’s executive compensation philosophy and objectives in consultation with an independent compensation consultant and company management

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Overseeing the development and implementation of our executive compensation programs

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Reviewing and approving the compensation structure and performance measures for our Chief Executive Officer and other executive officers

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Evaluating the performance of the Chief Executive Officer in meeting corporate goals and objectives

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Reviewing and advising the Board of Directors on management succession planning

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Overseeing Delta’s policies and strategies relating to talent development and human capital management, including diversity and inclusion

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Making recommendations to the Board of Directors on the election of officers

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Reviewing tally sheets, competitive market data for our peer group, and individual contributions to establish target compensation for our executive officers

INDEPENDENT COMPENSATION CONSULTANT

In 2019, after considering the factors provided under the NYSE listing standards and Item 407(e)(3)(iii) of SEC Regulation SK, the Personnel & Compensation Committee engaged Frederic W. Cook & Co., Inc. (FW Cook) as its executive compensation consultant. In this role, FW Cook provides advice to our Personnel & Compensation Committee regarding Delta’s executive and director compensation programs. This includes:

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Providing advice regarding Delta’s executive compensation programs based on the company’s business strategy, compensation philosophy, prevailing market practices and relevant regulatory mandates

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Providing annual recommendations directly to the Personnel & Compensation Committee on Chief Executive Officer compensation

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Advising the Corporate Governance Committee on the compensation for the non-executive Chairman of the Board and non-employee directors

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Providing advice on the Company’s compensation peer group

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Updating and advising the Personnel & Compensation Committee on key executive compensation trends in the industry and general market

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Periodically working directly with management on behalf of and under the control and supervision of the Personnel & Compensation Committee

The Personnel & Compensation Committee considered FW Cook’s advice when determining executive compensation plan design and award levels in 2019.

DELTA MANAGEMENT

Delta’s management team provides input to the Personnel & Compensation Committee on Delta’s executive compensation program structure and, under the supervision of the Personnel & Compensation Committee, is responsible for the ongoing administration of the program. This includes:

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Developing Flight Plan goals and providing input on business strategy and performance

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Providing updates to the Personnel & Compensation Committee on key executive compensation trends in the industry and general market

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Evaluating the financial and legal implications of executive compensation proposals and confirming proposed payouts to executive officers under our incentive compensation plans are calculated correctly and comply with plan terms

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The Chief Executive Officer making recommendations for the compensation of executive officers other than himself

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Executive Compensation Philosophy and Objectives

Our executive compensation philosophy is to achieve Delta’s short-term and long-term business goals, which we refer to as our Flight Plan, by closely linking pay to performance and by aligning the interests of all Delta people with the interests of our customers and shareholders. Based on this philosophy, the Personnel & Compensation Committee develops the executive compensation program to promote a pay for performance culture that:

Pay for Performance

Pay for performance is the foundation of our compensation philosophy for all employees, driving a strong sense of team work and continual improvement of business results. Our executive compensation program places a substantial portion of total compensation at risk. In 2019, 94% of total compensation for the Chief Executive Officer and 90% of total compensation for the other named executive officers was contingent on Delta achieving ambitious financial, operational and customer service goals or varied with stock price performance. Furthermore, the majority of their total compensation is paid in Delta stock, which, together with our stock ownership and retention guidelines, aligns the interests of management to the interest of shareholders.

The Personnel & Compensation Committee sets stretch performance goals under our annual and long-term incentive plans to drive Delta’s business strategy and to deliver value to our shareholders. Based on our strong performance in 2019, we paid 185.92% of target under our annual incentive plan and 144.74% of target under the 2017 long-term incentive program.

Our incentive plans closely align the interests of management with those of frontline employees in two respects. First, many of the same financial, operational and customer service performance measures are used in both our executive and broad-based employee compensation programs. Second, we have long structured both our annual and long-term incentive plans to ensure that executives do not receive their full incentive payouts unless our people also receive payment under the Profit Sharing Program for the year.

Say on Pay Voting Results

At our 2019 annual meeting, we asked shareholders for a non-binding “say on pay” advisory vote to approve the 2018 compensation of the named executive officers. Similar to previous years, the holders of over 95% of the shares present and entitled to vote at the 2019 annual meeting voted for approval of the compensation of the named executive officers. The Personnel & Compensation Committee took these results into account by continuing to emphasize our pay for performance philosophy utilizing challenging performance measures that provide incentives to deliver value to our shareholders.

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Corporate Governance and Compensation Practices

Our executive compensation program reflects corporate governance policies and compensation practices that are transparent and consistent with best practices. The following chart highlights the policies and practices we consider instrumental in driving company performance while mitigating risk, as well as the practices we avoid:

What We Do:
Subject officers’ incentive compensation to compensation clawback provisions
Apply stock ownership and retention guidelines to executive officers and directors
Follow objective, standardized criteria for the timing of equity award grants
Include “double trigger” change in control provisions in our incentive awards
Prohibit hedging and pledging by our employees
Require a one-year minimum vesting period for performance-based awards under our equity compensation plan
Fully disclose our incentive plan performance measures
Engage with institutional investors regarding our executive compensation program
What We Don’t Do:
No employment contracts
No excise tax reimbursement for payments made in connection with a change in control
No repricing, cash buyouts or share recycling of stock options and stock appreciation rights under our equity compensation plan
No loss on sale for residence relocation protection for named executive officers
No supplemental executive retirement or deferred compensation plans
No company-provided: › personal club memberships › executive life insurance › home security › financial planning

Comparative Market Data and Peer Group

We believe peer group data should be used as a point of reference, not as the sole factor in our executive officers’ compensation. In general, the Personnel & Compensation Committee’s objective is for target total direct compensation opportunities to be competitive with the peer group, with individual variation based on the individual’s performance, experience and role within Delta.

Our peer group is composed of three major U.S. airlines and eighteen other companies in the hotel/leisure, transportation/ distribution, machinery/aerospace/defense and retail industries. We selected these industries because we believe it is important that our peer group have business characteristics that are similar to Delta’s, including revenue size, market capitalization, number of employees, operating margin and global presence. In order to retain and attract the talent we need, Delta must compete with these types of companies, and if the peer group was limited to the airline industry, we would have to include companies that are a fraction of the size and scope of Delta. The Personnel & Compensation Committee, in consultation with the compensation consultant and company management, reviews and considers changes to the composition of our peer group annually. There were no changes to the peer group in 2019. The companies in our peer group are:

Airlines:	American Airlines Group Inc.	Southwest Airlines Co.	United Continental Holdings, Inc.
Hotel/Leisure:	Carnival Corporation	Marriott International, Inc.
Transportation/ Distribution:	The Coca-Cola Company FedEx Corporation Norfolk Southern Corporation	PepsiCo, Inc. Sysco Corporation	Union Pacific Corporation United Parcel Service, Inc.
Machinery/ Aerospace/Defense:	The Boeing Company Honeywell International Inc.	L3 Technologies Textron Inc.	United Technologies Corporation
Retail:	Best Buy Co., Inc. The Home Depot, Inc.	Lowe’s Corporation	Target Corporation

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Peer Group	Revenue ($)(1)	Market Capitalization ($)(2)	International Operations as Percentage of Revenue (%)(3)
75th Percentile	77,350	126,817	41
Median	44,514	57,794	29
25th Percentile	22,248	32,861	10
DELTA AIR LINES	47,007	37,681	29
Source: Standard & Poors Capital IQ
(1) Last 12 months from most recent quarter ended on or before December 31, 2019. In millions. (2) As of December 31, 2019. In millions. (3) As of the most recent fiscal year-end.

2019 Compensation Decisions

The following changes, which are discussed further below, were made to our executive compensation program in 2019:

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As part of our annual executive compensation review, in February 2019, the Personnel & Compensation Committee approved:

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An increase to Mr. Bastian’s base salary. Even with this increase, the base salaries for Mr. Bastian and our other executive officers remain positioned well below the market median; and

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Increases to the target award opportunities under the long-term incentive program for Mr. Bastian, Mr. Hauenstein and Mr. West to reward their continued leadership in achieving the Company’s outstanding financial and operational performance.

›

In December 2019, the Personnel & Compensation Committee granted Mr. Carter a restricted stock award to recognize his achievements during the year.

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The Personnel & Compensation Committee approved changes to the 2019 annual incentive plan to calculate achievement based on an annual earned salary amount, consistent with the approach used to calculate payouts under the Profit Sharing Program for frontline employees.

In recognition of the unprecedented challenges facing Delta in 2020 as a result of the COVID-19 pandemic, Mr. Bastian is forgoing 100% of his base salary for six months beginning April 1, 2020. In addition, the other named executive officers are forgoing 50% of their base salaries for the same period.

Elements of Compensation

Compensation elements for our executive officers include:

Type	Component	Objective
Fixed Compensation	Base Salary	› Provides a fixed amount of compensation for performing day-to-day functions based on level of responsibility, experience and individual performance
Performance-Based Compensation	Annual Incentive Plan	› Rewards short-term financial and operational performance on a relative and absolute basis using pre-established performance criteria that support the Flight Plan
Long-Term Incentive Program
›

Motivates management employees by linking incentives to our multi-year financial and customer service-related goals and rewarding long-term value creation measured by our stock price and return on capital

›

Aligns with interests of shareholders, facilitates executive officer stock ownership and encourages retention of our management employees

Benefits	Health, Welfare and Retirement Benefit Plans	› Helps attract and retain highly qualified executives

Delta does not have a specific compensation target for each element of compensation. As shown in the compensation mix charts on page 24, at-risk compensation is the largest portion of the total compensation opportunity for the Chief Executive Officer and the other named executive officers. The Personnel & Compensation Committee believes this is the appropriate approach for aligning the interests of the named executive officers and shareholders.

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The Personnel & Compensation Committee considers a number of factors, including competitive market data, internal equity, role and responsibilities, business and industry conditions, management succession planning and individual experience and performance in determining executive compensation. When making specific compensation decisions, the Personnel & Compensation Committee also reviews compensation “tally sheets” prepared by the compensation consultant. The tally sheets detail the total compensation and benefits for each executive officer, including the compensation and benefits the officer would receive under hypothetical termination of employment scenarios.

PERFORMANCE MEASURE SELECTION

Consistent with our executive compensation philosophy, the Personnel & Compensation Committee selects performance measures to support our Flight Plan and to closely align the interests of the named executive officers with the interests of our key stakeholders. Recognizing that the performance measures used under our annual and long-term incentive plans may need to change over time to reflect evolving priorities, the Personnel & Compensation Committee, together with company management and the compensation consultant, evaluates the performance measures used in our incentive plans each year to ensure they remain consistent with Delta’s long-term strategic plan and our annual Flight Plan goals.

To achieve our mission that no one better connects the world, the Company’s 2019 Flight Plan focused on four core pillars: our people, our customers, our partners and communities and our owners. With Delta’s culture as the foundation, our 2019 Flight Plan goals included being the airline of choice for customers, running the industry’s best operation, expanding Delta’s global reach, delivering industry-leading financial results and investing for the future. The mix of absolute and relative performance measures included in our 2019 annual and long-term incentive plans are distinct and demonstrate how the Personnel & Compensation Committee incorporates the elements of our Flight Plan to drive performance.

We made changes to our annual and long-term incentive performance measures in 2017 to support a focus on positive revenue growth and global alliances. Given the positive momentum in these areas over the last two years and their continued focus for future years, the Personnel & Compensation Committee determined not to make any further changes to the performance measures for 2019.

In setting the annual and long-term performance goals for each performance measure, the Personnel & Compensation Committee reviews our business plans and considers other factors, including our past variance to targeted performance, our historical performance, economic and industry conditions and the performance of other airlines. In certain cases, this analysis may cause the Committee to set lower targets than in previous years. We set challenging, but achievable goals, including those that are realizable only as a result of exceptional performance, for the company and the named executive officers to drive the achievement of our short- and long-term objectives.

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Annual Incentive Plan

2019 Flight Plan Objectives	Performance Measure	Description
Deliver Industry-Leading Financial Results *** Our Culture is the Foundation	Absolute Financial — Pre-Tax Income
›

Based on business plan targets approved each year by the Board of Directors as part of Delta’s annual operating plan

›

Also serves as the measure used under the Profit Sharing Program, thereby aligning the interests of Delta management with our people

Run the Industry’s Best Operation *** Our Culture is the Foundation *** Be the Airline of Choice for Customers	Operational Performance — Delta and Delta Connection
›

Based on the broad-based Shared Rewards Program’s on-time arrival, baggage handling, flight completion and net promoter score goals, as well as on-time arrival and flight completion goals for our Delta Connection carriers

›

Satisfaction of these measures are determined based on achievement of either internal goals or first place performance relative to airline peers (other than net promoter scores)

Deliver Industry-Leading Financial Results *** Expand Delta’s Global Reach	Relative Financial — Annual Pre-Tax Income Margin
›

Compares our pre-tax income margin relative to our airline peers. The Personnel & Compensation Committee has determined that using pre-tax margin better evaluates the results of our equity investments in global airlines

Long-Term Incentive Program

2019 Flight Plan Objectives	Performance Measure	Description
Deliver Industry-Leading Financial Results	Total Revenue per Available Seat Mile (TRASM)
›

A unit revenue measure that includes revenue from our ancillary businesses and other revenue sources as well as passenger revenue

›

Encourages focus on developing distinctive approaches to achieving top-line revenue growth while emphasizing disciplined capacity growth and revenue management

Be the Airline of Choice for Customers	Customer Service Performance	› Based on Delta’s domestic and international net promoter scores, this measure further emphasizes the importance of earning and maintaining customer preference and loyalty
Invest for the Future	Return on Invested Capital	› Determined on an after-tax basis and calculated using gross (rather than net) debt, which discourages the holding of excess cash
Deliver Industry-Leading Financial Results	Relative Total Shareholder Return	› Compares our long-term total shareholder return relative to all other S&P 500 member companies

BASE SALARY

The Personnel & Compensation Committee reviews the base salaries of our executive officers annually. There is no set schedule for base salary increases. The Personnel & Compensation Committee approved a base salary increase for Mr. Bastian effective February 1, 2019, to $950,000. This change was based on individual performance, internal parity considerations and a competitive market review. Even with this increase, the base salaries of our Chief Executive Officer and our other named executive officers remain below the median of the peer group for their respective positions.

In recognition of the unprecedented challenges facing Delta in 2020 as a result of the COVID-19 pandemic, Mr. Bastian is forgoing 100% of his base salary for six months beginning April 1, 2020. In addition, the other named executive officers are forgoing 50% of their base salaries for the same period.

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ANNUAL INCENTIVE

The 2019 Management Incentive Plan (2019 MIP) links pay and performance by providing management employees with a compensation opportunity based on Delta’s achievement of certain Flight Plan goals in 2019. The 2019 MIP also aligns the interests of Delta management and employees by using metrics that are consistent with the goals that drive payouts under Delta’s Profit Sharing and Shared Rewards Programs.

Typically, payments under the 2019 MIP are provided in cash, however, to provide further alignment between our executive officers and our people, the executive officers’ 2019 MIP awards are subject to the following conditions if there is no Profit Sharing Program payout to employees for the year:

›

The actual MIP award, if any, will be capped at the target award opportunity, even if Delta’s performance for operational and relative financial goals exceeds the target level.

›

Any awards earned by executive officers will be made in restricted stock that will not vest until there is a payment under the Profit Sharing Program or under certain termination of employment scenarios.

The following chart shows the performance measures for the named executive officers under the 2019 MIP and the actual performance for each measure in 2019.

(1)

This column reflects the percentage of the target award earned after application of the performance measure weightings.

(2)

“Pre-tax income” as defined in Delta’s broad-based Profit Sharing Program, means Delta’s annual consolidated pre-tax income calculated in accordance with GAAP and as reported in Delta’s SEC filings, but excluding (a) asset write downs related to long-term assets; (b) gains or losses with respect to special, unusual, or nonrecurring items; and (c) expense accrued with respect to any employee profit sharing plan, program or similar arrangement.

(3)

For purposes of the 2019 MIP, the Industry Group consists of Alaska Airlines, American Airlines, JetBlue Airways, Southwest Airlines and United Airlines.

The target award opportunities under the 2019 MIP, which have not changed since 2016, are expressed as a percentage of each participant’s base salary. For this purpose, beginning with the 2019 MIP, a participant’s base salary will be his or her actual base salary earned during the year, rather than the base salary in effect at the end of the calendar year. The Personnel & Compensation Committee made this change to better align with how payouts are calculated under our broad-based Profit Sharing Program. The Committee determined the target award opportunities taking into consideration the peer group comparison, the Chief Executive Officer’s recommendations for executive officers other than himself and input from the compensation consultant. The target cash compensation opportunities (base salary and MIP) for our named executive officers remain generally below the peer group median.

Summarized in the table below are the 2019 MIP awards earned by each named executive officer. Because there was a payout under the Profit Sharing Program for 2019, payments under the 2019 MIP were made in cash.

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Named Executive Officer	Base Salary	Target Award (as % of base salary)	Target Award	Percentage of Target Award Earned	Total 2019 MIP Award
Mr. Bastian	$945,833	200%	$1,891,667	185.92%	$3,516,987
Mr. Hauenstein	$700,000	175%	$1,225,000	185.92%	$2,227,520
Mr. West	$700,000	175%	$1,225,000	185.92%	$2,227,520
Mr. Jacobson	$550,000	150%	$825,000	185.92%	$1,533,840
Mr. Carter	$550,000	125%	$687,500	185.92%	$1,278,200

LONG-TERM INCENTIVES

2019 Long-Term Incentive Program

The 2019 Long-Term Incentive Program (2019 LTIP) links pay and performance by providing management employees with a compensation opportunity that aligns the interest of management and shareholders, with a large portion contingent upon Delta’s financial, customer service and stock price performance over a three-year period. The performance measures and goals are the same for the Chief Executive Officer, the other named executive officers and all other participants in this program.

The 2019 LTIP target awards are the largest component of each executive officer’s compensation opportunity. The Personnel & Compensation Committee determined the target award opportunities so each participant’s total direct compensation opportunity is competitive with the peer group.

The award allocations shown below were selected to balance the incentive opportunity between Delta’s financial performance relative to other airlines, internal company performance and stock price performance. This mix and the other terms of the 2019 LTIP are intended to balance the performance and retention incentives with the volatility of airline stocks.

Performance Awards

Performance awards are dollar-denominated long-term incentive opportunities payable in Delta stock to executive officers and in cash to other participants. The chart on the following page shows the range of potential payments of the performance awards based on the 2019 LTIP’s four performance measures over the three-year period ending December 31, 2021. Any payouts under this award will occur in 2022.

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Performance Measure	Performance Measure Weighting	Threshold (50% of Target Payout)	Target (100% of Target Payout)	Maximum (200% of Target Payout)
		PERFORMANCE LEVELS		
Total Revenue per Available Seat Mile				
Delta's Total Revenue per Available Seat Mile (TRASM) performance relative to the Industry Group's TRASM performance[1]	25%	108.0%	110.0%	112.0%
Customer Service Performance (Net Promoter Score)				
25%	Domestic 12.5%	+0 percentage points	+1.5 percentage points	+2.5 percentage points or higher
	Trans-Atlantic 6.25%	+0 percentage points	+1.5 percentage points	+2.5 percentage points or higher
	Trans-Pacific 3.125%	+0 percentage points	+2.0 percentage points	+3.5 percentage points or higher
	Latin America 3.125%	+0 percentage points	+1.5 percentage points	+2.5 percentage points or higher
Return on Invested Capital				
	25%	11.0%	13.0%	15.0% or higher
Relative Total Shareholder Return				
Delta's total shareholder return performance relative to all other S&P 500 companies	25%	25th percentile	50th percentile	75 percentile or higher

(1)

For purposes of the 2019 LTIP, the Industry Group consists of: Alaska Airlines, American Airlines, JetBlue Airways, Southwest Airlines and United Airlines.

Restricted Stock

The 2019 LTIP provides that restricted stock will vest in three equal installments on February 1, 2020, February 1, 2021 and February 1, 2022, subject to forfeiture in certain circumstances. Restricted stock is eligible for dividends, but dividends will not become payable until the restrictions on the underlying stock lapse. The value of a participant’s restricted stock award will depend on the price of Delta stock when the award vests.

Performance Stock Options

Stock options are inherently performance-based, as they provide realized value only if the stock price appreciates. Nevertheless, the Personnel & Compensation Committee added a performance hurdle based on employees receiving a payout under the Profit Sharing Program to further align our named executive officers’ interests with the interests of our people. The 2019 LTIP generally provides that the performance stock options will become exercisable on the vesting dates described in the chart below, subject to the achievement of the following performance measures:

Performance Measure		Vesting Dates
Employees receive a payout under the Profit Sharing Program for 2019	1⁄3 of performance stock option award	February 1, 2020
	1⁄3 of performance stock option award	February 1, 2021
	1⁄3 of performance stock option award	February 1, 2022
If there is no Profit Sharing Program payout for 2019, but employees receive a payout under the Profit Sharing Program for 2020	2⁄3 of performance stock option award	February 1, 2021
	1/3 of performance stock option award	February 1, 2022
Employees receive no Profit Sharing Program payout for either 2019 or 2020	The entire performance stock option award will be forfeited (even if employees receive a payout under the Profit Sharing Program for 2021).

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Because our people received a payout under the Profit Sharing Program for 2019, one-third of the named executive officers’ performance stock options vested and became exercisable on February 5, 2020 (the date on which the Personnel & Compensation Committee certified the performance measure was satisfied) and the remaining two-thirds will vest in equal installments on each of February 1, 2021 and February 1, 2022, subject to forfeiture in certain circumstances.

For additional information about the vesting and possible forfeiture of the 2019 LTIP awards, see “Post-Employment Compensation—Potential Post-Employment Benefits upon Termination or Change in Control—Long-Term Incentive Programs” on page 43.

The 2017 Long-Term Incentive Program Payouts

In 2017, the Personnel & Compensation Committee granted the named executive officers performance awards under the 2017 Long-Term Incentive Program (2017 LTIP). We reported these award opportunities in our 2018 proxy statement.

The performance awards were denominated in cash but paid in shares of Delta stock to the named executive officers. The payout of these award opportunities is based on the total revenue per available seat mile (TRASM) relative to the performance of an industry peer group, Delta’s customer service performance, return on invested capital and total shareholder return relative to all other S&P 500 companies over the three-year performance period ended December 31, 2019.

Summarized in the chart below are the performance results certified by the Personnel & Compensation Committee for the performance awards under the 2017 LTIP and the resulting percentage of target award opportunity earned:

PERFORMANCE LEVELS

Performance Measure	Performance Measure Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual	Percentage of Target Award Earned[1]
Total Revenue per Available Seat Mile (TRASM) performance relative to the Industry Group's TRASM performance						
	25%	108.8%	110.3%	111.8%	Actual: 113.1%	50.00%
Customer Service Performance (Net Promoter Score)	25%					
Domestic	12.5%	+0 percentage points	+2.5 percentage points	+4.0 percentage points or higher	Actual: +6.3	25.00%
Trans-Atlantic	6.25%	+2.0 percentage points	+3.0 percentage points	+4.0 percentage points or higher	Actual: +5.9	12.60%
Trans-Pacific	3.125%	+2.0 percentage points	+3.0 percentage points	+4.0 percentage points or higher	Actual: +12.5	6.20%
Latin America	3.125%	+2.0 percentage points	+3.0 percentage points	+4.0 percentage points or higher	Actual: +12.8	6.20%
Return on Invested Capital						
	25%	12.0%	14.0%	16.0% or higher	Actual: 14.02%	25.23%
Relative Total Shareholder Return						
	25%	25th percentile	50th percentile	75 percentile or higher	Actual: 39th percentile	19.51%
Total Percentage of Target Award Earned						**144.74%**

(1)

This column reflects the percentage of the target award earned after application of the performance measure weightings.

BENEFITS

Our named executive officers participate in the same ongoing retirement plans as our frontline employees, including a defined contribution plan and, for certain officers, a frozen defined benefit pension plan. We do not provide any supplemental executive retirement plans or deferred compensation plans. The named executive officers also receive the same health and welfare benefits

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provided to all Delta employees, except for basic life insurance coverage, which all other employees receive and our officers do not. In addition, Delta requires officers to regularly complete a comprehensive physical examination. Delta pays the cost of this examination. Every domestic full-time Delta employee is eligible for a free physical under the company’s health plans. Other than eligibility for flight benefits (for the executive officer, immediate family members and other designees and, in certain circumstances, the executive officer’s surviving spouse), Delta provides no perquisites to any of our officers. Delta provides certain flight benefits to all employees and eligible retirees and survivors. These benefits are a low-cost, highly valued tool for attracting and retaining talent and are consistent with industry practice. See the Summary Compensation Table and the related footnotes on page 36 for information regarding benefits received in 2019 by the named executive officers.

Risk Assessment

The Personnel & Compensation Committee requested FW Cook conduct a risk assessment of Delta’s executive compensation program. Based on this review, FW Cook determined that the executive compensation program does not encourage unnecessary risk-taking, and the Personnel & Compensation Committee and company management agree with this assessment. The Personnel & Compensation Committee notes the executive compensation program includes: (1) a compensation clawback policy for officers; (2) stock ownership and retention guidelines for executive officers; (3) incentive compensation capped at specified levels; (4) an emphasis on longer-term compensation; (5) use of multiple performance measures, both annual and long-term; and (6) an anti-hedging and anti-pledging policy for all employees. These features are designed to align the interests of executives with preserving and enhancing shareholder value.

Executive Compensation Policies

The Personnel & Compensation Committee monitors the continuing dialogue among corporate governance experts, securities regulators and related parties regarding best practices for executive compensation. Delta’s executive compensation policies, described below, are consistent with our executive compensation philosophy, align with shareholder interests and foster responsible behavior.

CLAWBACK POLICY

The compensation clawback policy holds officers accountable in the event of wrongful conduct. Under this policy, if the Personnel & Compensation Committee determines an officer has engaged in fraud or misconduct that requires a restatement of Delta’s financial statements, the Personnel & Compensation Committee may recover all incentive compensation awarded to or earned by the officer for fiscal periods materially affected by the restatement. For this purpose, incentive compensation includes annual and long-term incentive awards and all forms of equity compensation.

STOCK OWNERSHIP GUIDELINES

Under Delta’s stock ownership guidelines, executive officers are required to own shares of Delta stock as shown below:

	Shares Equal to a Multiple of Base Salary	OR	Shares
Chief Executive Officer	8x		400,000
President/Senior Executive Vice President	6x		200,000
Executive Vice Presidents	4x		150,000

Executive officers must achieve the applicable ownership level within five years of the date they become subject to the guidelines. Each executive officer must hold at least 50% of all net shares received through restricted stock vesting or realized through stock option exercises until the applicable stock ownership guideline is achieved. For this purpose, “net shares” means all shares retained after applicable withholding of any shares for tax purposes. Stock ownership does not include shares an executive officer has the right to acquire through the exercise of stock options. The stock ownership of our executive officers is measured based on the three-month average of the closing price of Delta stock on the NYSE. As of December 31, 2019, all of our named executive officers exceeded their required stock ownership level.

EQUITY AWARD GRANT POLICY

Delta’s equity award grant policy provides objective, standardized criteria for the timing, practices and procedures used in granting equity awards. Under this policy, the Personnel & Compensation Committee will consider approval of annual equity awards for management employees in the first quarter of the calendar year. Once approved, the grant date of these awards will be the later of (1) the date the Personnel & Compensation Committee approves the awards and (2) the third business day following the date on which Delta publicly announces its financial results for the most recently completed fiscal year. Equity awards for new hires, promotions or other off-cycle grants may be approved as appropriate and, once approved, these awards will be made on the later of (1) the date on which the grant is approved and (2) the third business day following the date on which Delta publicly announces its quarterly or annual financial results if this date is in the same month as the grant.

ANTI-HEDGING AND ANTI-PLEDGING POLICY

Under Delta’s insider trading policy, employees and Board of Director members are prohibited from engaging in transactions in Delta securities involving publicly traded options, short sales and

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hedging transactions because they may create the appearance of unlawful insider trading and, in certain circumstances, present a conflict of interest. In addition, employees and Board of Director members are prohibited from holding Delta securities in a margin account or otherwise pledging Delta securities as collateral for a loan.

Compensation for Mr. Bastian

The Personnel & Compensation Committee evaluates Mr. Bastian’s performance and makes compensation decisions based on his delivery of the Flight Plan and his progress toward meeting Delta’s long-term business strategies. In 2019, Mr. Bastian led Delta to exceed its operational, customer-service and financial goals, while also advancing the company’s future success by developing our global relationships, upgrading our fleet, making technology a competitive advantage and prioritizing the company’s diversity, inclusion and sustainability efforts.

The Personnel & Compensation Committee recognized Mr. Bastian’s performance by increasing his target award opportunity under the 2019 LTIP to $12.5 million. This change is consistent with our pay for performance philosophy and provides incentive for him to focus on long-term improvements in company performance that will lead to greater shareholder value. The actual payout Mr. Bastian realizes on his 2019 LTIP award will depend upon achievement of the plan’s performance measures and stock price performance over the three-year performance period ending in 2021. In addition, after also reviewing market and internal equity factors, the Personnel & Compensation Committee increased Mr. Bastian’s base salary to $950,000, effective February 1, 2019. With these changes, Mr. Bastian’s total compensation is within the median range of the peer group.

In recognition of the unprecedented challenges facing Delta in 2020 as a result of the COVID-19 pandemic, Mr. Bastian is forgoing 100% of his base salary for six months beginning April 1, 2020.

As the following graphs illustrate, a substantial percentage of Mr. Bastian’s compensation is at-risk and concentrated in equity-based awards.

See the Summary Compensation Table and the related footnotes on page 36 for additional information about Mr. Bastian’s compensation.

Post-Employment Compensation

Our executive officers do not have employment contracts, supplemental executive retirement plans, deferred compensation plans or change in control agreements. They are eligible to receive certain benefits in the event of specified terminations of employment, including as a consequence of a change in control. The Personnel & Compensation Committee believes these provisions strengthen the alignment of the executives’ compensation with future company performance. The severance benefits and the forfeiture provisions under our long-term incentive programs for the named executive officers are described in “Post-Employment Compensation — Potential Post-Employment Benefits upon Termination or Change in Control” on page 42.

Tax and Accounting Impact and Policy

The financial and tax consequences to Delta of the executive compensation program are important considerations for the Personnel & Compensation Committee when analyzing the overall design and mix of compensation. The Personnel & Compensation Committee seeks to balance an effective compensation program with an appropriate impact on reported earnings and other financial measures.

Internal Revenue Code Section 162(m) limits deductions for certain compensation to any covered executive to $1 million per

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year. Prior to 2018, this limitation did not apply to the chief financial officer or compensation that met the tax code requirements for qualifying performance-based compensation. Changes in the tax law effective January 1, 2018, expanded the limitation on deductibility to include the chief financial officer and eliminated the performance-based exception (except in the case of certain arrangements in place as of November 2, 2017). The elimination of the performance-based exception has not altered the Personnel & Compensation Committee’s commitment in this area because pay for performance is a foundational principle of our executive compensation philosophy.

Equity awards granted under our executive compensation program are expensed in accordance with Statement of Financial Accounting Standards Codification Topic 718, Stock Compensation.

Compensation Committee Report

The Personnel & Compensation Committee has reviewed and discussed with Delta management the Compensation Discussion and Analysis and, based on such review and discussion, the Personnel & Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE PERSONNEL & COMPENSATION COMMITTEE

Daniel A. Carp, Chair
Francis S. Blake
Jeanne P. Jackson
George N. Mattson
Sergio A. L. Rial
David S. Taylor

Compensation Committee Interlocks and Insider Participation

None of the members of the Personnel & Compensation Committee is a former or current officer or employee of Delta or has any interlocking relationships as set forth in applicable SEC rules.

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Executive Compensation Tables

The table below contains information about the compensation of the following named executive officers during 2019: (1) Mr. Bastian, Delta’s principal executive officer; (2) Mr. Jacobson, Delta’s principal financial officer; and (3) Mr. Hauenstein, Mr. West and Mr. Carter, who were Delta’s three other most highly compensated executive officers on December 31, 2019.

As of the publication of this Proxy Statement, Delta’s stock price has declined significantly, along with the airline industry as a whole, due to the sudden, precipitous reduction in airline travel caused by the COVID-19 pandemic. As required by applicable regulations, the amounts shown in the “Stock Awards” and “Option Awards” columns below for 2019 are based on the closing price of Delta common stock of $50.52 on February 6, 2019, the award’s grant date. As of April 15, 2020, the closing price of Delta common stock was $24.35 per share. This stock price decline has reduced the stated value of the stock and option awards by almost 52 percent. At this time, all outstanding performance stock options from 2019 and prior year awards have zero intrinsic value.

Summary Compensation Table

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(1)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation earnings ($)(6)	All Other compensation ($)(7)	Total ($)(8)
Edward H. Bastian Chief Executive Officer	2019	945,833	-	8,375,463	4,125,096	3,516,987	33,393	328,606	17,325,379
	2018	891,667	-	7,705,118	3,795,014	2,277,090	-	313,559	14,982,448
	2017	800,004	-	6,700,177	3,300,030	2,119,531	32,292	253,669	13,205,703
Glen W. Hauenstein President	2019	700,000	-	4,522,932	2,227,509	2,227,520	-	239,872	9,967,833
	2018	693,750	-	4,020,040	1,980,072	1,549,686	-	220,252	8,463,800
	2017	625,000	-	4,020,106	1,980,082	1,448,891	-	153,110	8,227,189
W. Gil West Senior Executive Vice President & Chief Operating Officer	2019	700,000	-	4,522,932	2,227,509	2,227,520		208,756	9,936,717
	2018	693,750	-	4,020,040	1,980,072	1,549,686	-	198,813	8,442,361
	2017	625,000	-	3,937,615	1,312,597	1,448,891	-	167,087	7,491,190
Paul A. Jacobson Executive Vice President & Chief Financial Officer	2019	550,000	-	3,000,236	1,000,033	1,533,840	29,327	169,716	6,283,152
	2018	547,917	-	3,000,035	1,000,048	1,043,666	-	158,317	5,749,983
	2017	525,000	-	3,000,393	1,000,028	1,043,201	17,223	153,712	5,739,557
Peter W. Carter Executive Vice President & Chief Legal Officer	2019	550,000	-	2,350,193	700,056	1,278,200	-	159,010	5,037,459
	2018	545,833	-	1,912,657	637,529	869,722	-	151,433	4,117,174
	2017	500,000	-	1,912,683	637,602	827,938	-	139,990	4,018,213
(1)

The amounts in the “Stock Awards” and “Option Awards” columns do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the aggregate fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (FASB ASC Topic 718), on the applicable grant date or, if earlier, the service inception date. The reported amounts do not reflect the risk the stock awards may be forfeited in certain circumstances; for awards subject to performance conditions, the risk there is no payout; or in the case of performance stock options, that there is no vesting because the performance conditions are not met. The fair value of restricted stock awards is based on the closing price of Delta common stock on the grant date.

The reported amounts for 2019, 2018 and 2017 in the “Stock Awards” column reflect award opportunities under Delta’s long-term incentive programs. For additional information, see footnotes 2 and 3 below.

(2)

The 2019 Long-Term Incentive Program (2019 LTIP) provides our executive officers with a long-term incentive opportunity consisting of performance awards, performance stock options and restricted stock. The performance awards under the 2019 LTIP are denominated in dollars. The payouts, if any, earned by a named executive officer will be made in stock based on the achievement of pre-established performance measures over a three-year performance period. The restricted stock granted under the 2019 LTIP vests in equal installments on February 1, 2020, 2021 and 2022, subject to forfeiture in certain circumstances. See “Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentives” on page 30 for details about the 2019 LTIP.

The reported amounts for 2019 in the “Stock Awards” column include the fair value of the performance awards and restricted stock under the 2019 LTIP, computed in accordance with FASB ASC Topic 718 on February 6, 2019, the date the 2019 LTIP awards became effective and, in addition for Mr. Carter, the fair value of a restricted stock award, computed in accordance with FASB ASC Topic 718 on December 4, 2019, the date such award became effective.

See footnote 4 below for additional information regarding the performance stock options.

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(3)

For awards in the “Stock Awards” column that are subject to performance conditions, the fair value is computed in accordance with FASB ASC Topic 718 based on the probable outcome of the performance condition as of the applicable grant date or, if earlier, the service inception date. For these purposes, the fair value of the performance awards under the 2019 LTIP is computed based on performance at the target level.

If the performance awards were assumed to pay out at the maximum level, the aggregate fair value of such awards, which does not include the restricted stock or performance stock option component of the 2019 LTIP, for the named executive officers would be as follows:

Name	2019 ($)	2018 ($)	2017 ($)
Edward H. Bastian	8,500,000	7,820,000	6,800,000
Glen W. Hauenstein	4,590,000	4,080,000	4,080,000
W. Gil West	4,590,000	4,080,000	3,990,000
Paul A. Jacobson	3,040,000	3,040,000	3,040,000
Peter W. Carter	2,128,000	1,938,000	1,938,000

(4)

The stock options granted under the 2019 LTIP are subject to performance conditions. Because the conditions for vesting have been met, the stock options vest in equal installments on each of February 5, 2020, February 1, 2021 and February 1, 2022 We determined the grant date fair value of stock options based on achievement of the target level under an option pricing model using the following assumptions: (1) a 1.47% risk-free interest rate, (2) a 27% expected volatility of common stock and (3) a 5.2 year expected life.

(5)

The 2019 Management Incentive Plan (MIP) provides our executive officers with an annual incentive opportunity based on the achievement of pre-established performance measures. See “Compensation Discussion and Analysis — Elements of Compensation — Annual Incentive” on page 29 for details about the 2019 MIP, including a description of Delta’s 2019 MIP performance.

(6)

The reported amounts for 2019 reflect the aggregate change in the actuarial present value for Mr. Bastian’s and Mr. Jacobson’s accumulated benefits under the frozen Delta Retirement Plan measured from December 31, 2018 to December 31, 2019. Mr. Hauenstein, Mr. West and Mr. Carter are not participants in this plan. See “Post-Employment Compensation — Defined Benefit Pension Benefits” on page 41 for a description of this plan, including its eligibility requirements.

(7)

The reported amounts of all other compensation for 2019 include the following items:

Name	Contributions to Qualified Defined Contribution Plan ($)(a)	Payment due to IRS limits to Qualified Plan ($)(b)	Reimbursement of Taxes ($)(c)	Perquisites and Other Benefits ($)(d)
Edward H. Bastian	25,200	264,863	20,698	17,844
Glen W. Hauenstein	25,200	177,272	19,839	17,561
W. Gil West	25,200	177,272	6,284	0
Paul A. Jacobson	25,200	118,230	15,192	11,094
Peter W. Carter	25,200	102,575	17,251	13,984
(a)

Represents Delta’s contributions to the Delta 401(k) Retirement Plan, a broad-based tax qualified defined contribution plan, based on the same fixed and matching contribution formula applicable to all participants in this plan.

(b)

Represents amounts paid directly to the named executive officer that Delta would have contributed to the officer’s account under the Delta 401(k) Retirement Plan absent limits applicable to such plans under the Internal Revenue Code. These payments are based on the same fixed and matching contribution formula applicable to all participants in this plan and are available to any plan participant affected by such limits.

(c)

Represents tax reimbursements for flight benefits as described below.

(d)

The amounts consist of an annual physical examination for officers and flight benefits as described below. Mr. West did not receive perquisites or other personal benefits with a total incremental cost of $10,000 or more, the threshold for reporting under SEC rules. From time to time, the named executive officers attend events sponsored by Delta at no incremental cost to Delta.

As is common in the airline industry, Delta provides complimentary travel and certain Delta Sky Club® privileges for named executive officers; the officer’s spouse, domestic partner or designated companion; the officer’s children and parents; and, to a limited extent, other persons designated by the officer.

Complimentary travel for such other persons is limited to an aggregate imputed value of $20,000 per year for the Chief Executive Officer, President and Senior Executive Vice President and $15,000 per year for executive vice presidents. Delta reimburses the officer for associated taxes on complimentary travel with an imputed tax value of up to $25,000 per year for the Chief Executive Officer, President and Senior Executive Vice President and $20,000 per year for Executive Vice Presidents. Unused portions of the annual allowances described in the previous two sentences accumulate and may be carried into succeeding years during employment. Complimentary travel is provided to the surviving spouse or domestic partner of eligible officers after the eligible officer’s death. Delta will not reimburse surviving spouses or domestic partners for associated taxes on complimentary travel under the survivor travel benefit. Delta’s incremental cost of providing flight benefits includes incremental fuel expense and the incremental cost on a flight segment basis for customer service expenses such as meals, onboard expenses, baggage handling, insurance, airport security and aircraft cleaning. In addition, each named executive officer was eligible to purchase private jet flights from a Delta subsidiary by paying the incremental cost of the flight. Also, certain named executive officers have flight benefits on another airline at no incremental cost to the officers or Delta.

(8)

As required by SEC rules, the amount in the “Total” column for each named executive officer represents the sum of the amounts in all the other columns. As discussed in footnote (1) above, the amounts in the “Stock Awards” and “Option Awards” columns do not represent amounts the named executive officers received or are entitled to receive. Rather, these amounts represent the aggregate fair value of awards computed in accordance with FASB ASC Topic 718 on the applicable grant date or, if earlier, the service inception date. The amounts do not reflect the risk the awards may be forfeited in certain circumstances, for awards subject to performance conditions, the risk there is no payout or in the case of performance stock options, there is no vesting, because the performance conditions are not met.

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Grants of Plan-Based Awards Table

The following table provides information about annual and long-term award opportunities granted to the named executive officers during 2019 under the 2019 MIP and the 2019 LTIP and, in addition, for Mr. Carter a restricted stock award under the Delta Air Lines, Inc. Performance Compensation Plan. These award opportunities are described in the “Compensation Discussion and Analysis” section of the proxy statement under “Elements of Compensation — Annual Incentive” and “Elements of Compensation — Long-Term Incentives” beginning on page 29.

Name/Type of Award	Grant Date(1)	Date of Personnel & Compensation Committee or Board Action	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)(7)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Edward H. Bastian
2019 MIP	1/1/2019	12/11/2018	945,834	1,891,667	3,783,334
2019 LTIP - Performance Award	2/6/2019	2/6/2019				2,125,000	4,250,000	8,500,000				4,250,000
2019 LTIP - Restricted Stock	2/6/2019	2/6/2019							81,660			4,125,463
2019 LTIP - Performance Stock Options	2/6/2019	2/6/2019								381,600	50.52	4,125,096
Glen W. Hauenstein
2019 MIP	1/1/2019	12/11/2018	612,500	1,225,000	2,450,000
2019 LTIP - Performance Award	2/6/2019	2/6/2019				1,147,500	2,295,000	4,590,000				2,295,000
2019 LTIP - Restricted Stock	2/6/2019	2/6/2019							44,100			2,227,932
2019 LTIP - Performance Stock Options	2/6/2019	2/6/2019								206,060	50.52	2,227,509
W. Gil West
2019 MIP	1/1/2019	12/11/2018	612,500	1,225,000	2,450,000
2019 LTIP - Performance Award	2/6/2019	2/6/2019				1,147,500	2,295,000	4,590,000				2,295,000
2019 LTIP - Restricted Stock	2/6/2019	2/6/2019							44,100			2,227,932
2019 LTIP - Performance Stock Options	2/6/2019	2/6/2019								206,060	50.52	2,227,509
Paul A. Jacobson
2019 MIP	1/1/2019	12/11/2018	412,500	825,000	1,650,000
2019 LTIP - Performance Award	2/6/2019	2/6/2019				760,000	1,520,000	3,040,000				1,520,000
2019 LTIP - Restricted Stock	2/6/2019	2/6/2019							29,300			1,480,236
2019 LTIP - Performance Stock Options	2/6/2019	2/6/2019								92,510	50.52	1,000,033
Peter W. Carter
2019 MIP	1/1/2019	12/11/2018	343,750	687,500	1,375,000
2019 LTIP - Performance Award	2/6/2019	2/6/2019				532,000	1,064,000	2,128,000				1,064,000
2019 LTIP - Restricted Stock	2/6/2019	2/6/2019							20,510			1,036,165
2019 LTIP - Performance Stock Options	2/6/2019	2/6/2019								64,760	50.52	700,056
2019 Restricted Stock	12/4/2019	12/4/2019							4,460			250,028
(1)

For purposes of this column, the grant date for the 2019 MIP is the date the performance period began. The grant date for the 2019 LTIP is the grant date or, if earlier, the service inception date determined under FASB ASC Topic 718.

(2)

These columns show the annual award opportunities under the 2019 MIP. For additional information about the 2019 MIP, see footnote 5 to the Summary Compensation Table and the “Compensation Discussion and Analysis” section of the proxy statement under “Elements of Compensation — Annual Incentive” on page 29.

(3)

These columns show the long-term award opportunities under the performance award component of the 2019 LTIP. For additional information about the 2019 LTIP, see footnotes 2 and 3 to the Summary Compensation Table and the “Compensation Discussion and Analysis” section of this proxy statement under “Elements of Compensation — Long-Term Incentives” on page 30.

(4)

This column shows the restricted stock component of the 2019 LTIP and, in addition for Mr. Carter, a restricted stock award.

(5)

This column shows the performance stock option component of the 2019 LTIP. For additional information about the performance stock option component of the 2019 LTIP, see footnote 4 to the Summary Compensation Table.

(6)

The exercise price is equal to the closing price of Delta common stock on the NYSE on the date of grant.

(7)

The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the fair value of the awards computed in accordance with FASB ASC Topic 718 on the applicable grant date or, if earlier, the service inception date. For awards subject to performance conditions, the value shown is based on the probable outcome of the performance condition as of the applicable grant date or, if earlier, the service inception date. The amounts do not reflect the risk that the awards may be forfeited in certain circumstances or, in the case of performance awards, that there is no payout, or in the case of performance stock options, that there is no vesting, if the required performance measures are not met.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding the outstanding equity awards on December 31, 2019 for each of the named executive officers.

Name	Grant Date(1)	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Edward H. Bastian
2017 LTIP - Restricted Stock	2/9/2017	-	-	-	-	-	22,300	1,304,104	-	-
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	49,386	2,888,093	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	81,660	4,775,477	-	-
2014 LTIP - Performance Stock Options	2/6/2014	71,840	-	-	30.89	2/5/2024	-	-	-	-
2015 LTIP - Performance Stock Options	2/5/2015	91,710	-	-	46.14	2/4/2025	-	-	-	-
2016 LTIP - Performance Stock Options	2/2/2016	173,230	-	-	43.61	2/1/2026	-	-	-	-
2017 LTIP Performance Stock Options	2/9/2017	137,674	68,836	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	102,347	204,693	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	-	-	381,600	50.52	2/5/2029	-	-	-	-
Glen W. Hauenstein
2017 LTIP - Restricted Stock	2/9/2017	-	-	-	-	-	13,380	782,462	-	-
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	25,766	1,506,796	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	44,100	2,578,968	-	-
2017 LTIP Performance Stock Options	2/9/2017	82,607	41,303	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	53,400	106,800	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	-	-	206,060	50.52	2/5/2029	-	-	-	-
W. Gil West
2017 LTIP - Restricted Stock	2/9/2017	-	-	-	-	-	13,126	767,608	-	-
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	25,766	1,506,796	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	44,100	2,578,968	-	-
2017 LTIP Performance Stock Options	2/9/2017	54,760	27,380	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	53,400	106,800	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	-	-	206,060	50.52	2/5/2029	-	-	-	-

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Name	Grant Date(1)	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Paul A. Jacobson
2017 LTIP - Restricted Stock	2/9/2017	-	-	-	-	-	10,003	584,975	-	-
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	19,260	1,126,325	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	29,300	1,713,464	-	-
2017 LTIP Performance Stock Options	2/9/2017	41,720	20,860	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	26,970	53,940	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	-	-	92,510	50.52	2/5/2029	-	-	-	-
Peter W. Carter
2017 LTIP - Restricted Stock	2/9/2017	-	-	-	-	-	6,376	372,868	-	-
2018 LTIP - Restricted Stock	2/8/2018	-	-	-	-	-	12,280	718,134	-	-
2019 LTIP - Restricted Stock	2/6/2019	-	-	-	-	-	20,510	1,199,425	-	-
2019 Restricted Stock	12/4/2019	-	-	-	-	-	4,460	260,821	-	-
2017 LTIP - Performance Stock Options	2/9/2017	26,600	13,300	-	49.33	2/8/2027	-	-	-	-
2018 LTIP Performance Stock Options	2/8/2018	17,194	34,386	-	51.23	2/7/2028	-	-	-	-
2019 LTIP Performance Stock Options	2/6/2019	-	-	64,760	50.52	2/5/2029	-	-	-	-
(1)

For purposes of this column, the grant date for the awards is the grant date or, if earlier, the service inception date determined under FASB ASC Topic 718.

(2)

The 2019 LTIP Performance Stock Options vest as follows: (a) if there is a payout under the Profit Sharing Program for 2019, then ratably over three years with 1/3 vesting on each of February 1, 2020, 2021 and 2022; (b) if there is no payout under the Profit Sharing Program for 2019, but there is a payout for 2020, then 2/3 vest on February 1, 2021 and 1/3 vest on February 1, 2022; and (c) if there is no payout for 2019 or 2020 under the Profit Sharing Program, then the options will be forfeited. Because there was a payout for 2019 under the Profit Sharing Program, the options vest as described in (a) of the foregoing sentence, except that the first vesting date occurred on February 5, 2020, the date on which the Personnel & Compensation Committee certified the satisfaction of the performance measure. Performance stock options are subject to forfeiture in certain circumstances.

(3)

The exercise price of the stock options is the closing price of Delta common stock on the NYSE on the applicable grant date.

(4)

These shares of restricted stock vest as follows:

February 9, 2017 LTIP Grant Date. In equal installments on February 1, 2018, 2019 and 2020.

February 8, 2018 LTIP Grant Date. In equal installments on February 1, 2019, 2020 and 2021.

February 6, 2019 LTIP Grant Date. In equal installments on February 1, 2020, 2021 and 2022.

2019 Restricted Stock grant to Mr. Carter. In equal installments on December 4, 2020, 2021 and 2022.

Restricted stock is subject to forfeiture in certain circumstances.

(5)

In accordance with SEC rules, the amounts in this column for the market value of restricted stock are based on the $58.48 closing price of Delta common stock on the NYSE on December 31, 2019.

(6)

This table does not include the performance award component of the 2019 LTIP, 2018 LTIP and the 2017 LTIP because (a) these award opportunities are denominated in dollars and (b) the payout, if any, earned by the named executive officers will be made in stock based on achievement of the pre-established performance measures during the measurement periods for each program. For additional information about the performance award component of the 2019 LTIP, see footnote 2 to the Summary Compensation Table and the Grants of Plan-Based Awards Table above.

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Option Exercises and Stock Vested Table

The following table provides information regarding the exercise of stock options and the vesting of stock for the named executive officers in 2019.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Edward H. Bastian	-	-	155,786	8,526,424
Glen W. Hauenstein	-	-	99,337	5,408,659
W. Gil West	-	-	93,198	5,092,279
Paul A. Jacobson	-	-	72,282	3,973,428
Peter W. Carter	-	-	46,080	2,513,952
(1)

The value realized on vesting is based on the closing price of Delta common stock on the NYSE on the applicable vesting date. These amounts represent the vesting of award opportunities granted in 2016, 2017 and 2018.

Post-Employment Compensation

Defined Benefit Pension Benefits

The Delta Retirement Plan (Retirement Plan) is a broad-based, non-contributory qualified defined benefit pension plan for Delta’s ground and flight attendant employees. To participate in the Retirement Plan, an employee must have completed 12 months of service before the plan was frozen on December 31, 2005. As a result, Mr. Bastian and Mr. Jacobson are eligible to participate in the Retirement Plan, but Mr. Carter, Mr. Hauenstein and Mr. West are not. We do not offer any supplemental executive retirement plans or deferred compensation plans to the named executive officers.

Eligible ground and flight attendant employees hired (or rehired) on or before July 1, 2003, receive Retirement Plan benefits based on a final average earnings (FAE) formula. Effective July 1, 2003, the Retirement Plan transitioned to a cash balance plan and benefits for ground and flight attendant employees hired (or rehired) after that date are generally based solely on the cash balance formula. Retirement Plan participants who were employed on July 1, 2003, receive Retirement Plan benefits based on the higher of the FAE and cash balance formulas.

Under the cash balance formula, 6% of a participant’s pay (base salary and, if any, eligible annual incentive compensation) was credited annually until January 1, 2006, to a hypothetical account, which account is credited with an annual interest credit based on a market rate of interest. Interest credits will continue to be credited annually regardless of the plan’s frozen status. At termination of employment, an amount equal to the balance of the participant’s cash balance account is payable to the participant, at his or her election, in the form of an immediate or deferred lump sum or equivalent monthly benefit.

Benefits under the FAE formula are based on a participant’s (1) final average earnings; (2) years of service prior to January 1, 2006; (3) age when benefit payments begin (but not before age 52); and (4) primary Social Security benefit. Final average earnings are the average of the participant’s highest average monthly earnings (base salary and, if any, eligible annual incentive compensation) for the 36 consecutive months in the 120-month period preceding the earlier of termination of employment and January 1, 2006. The monthly retirement benefit at the normal retirement age of 65 equals 60% of the participant’s final average earnings, reduced for years of service less than 30 (determined as of December 31, 2005) and by 50% of the participants’ primary Social Security benefit (also reduced for less than 30 years of service). Benefits determined under the FAE formula are paid in the form of a monthly annuity.

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Pension Benefits Table

The table below shows certain pension benefit information for Mr. Bastian and Mr. Jacobson as of December 31, 2019.

Name	Plan Name	Number of Years of Credited Service (as of December 31, 2019)(1)	Present Value of Accumulated Benefits ($)(2)	Payments During Last Fiscal Year
Mr. Bastian(3)	Delta Retirement Plan	6 years, 10 months	FAE Formula: 301,878 Cash Balance Formula: 70,272	0
Mr. Jacobson(4)	Delta Retirement Plan	8 years, 2 months	FAE Formula: 119,754 Cash Balance Formula: 9,283	0
(1)

As discussed above, the Retirement Plan was frozen effective December 31, 2005, and no additional service credit will accrue after that date. All years of service reflected in this column include service until December 31, 2005.

(2)

Benefits were calculated using interest rate and mortality rate assumptions consistent with those used in our financial statements (see “Assumptions” in Note 10 of the Notes to the Consolidated Financial Statements in Delta’s 2019 Form 10-K). In addition, certain individual data were used in developing these values. Benefits accrued under the FAE formula and the cash balance formula are listed separately. For purposes of the FAE formula benefit, the assumed retirement age is 62. The form of benefit payable under the FAE formula for Mr. Bastian and Mr. Jacobson is a single life annuity.

(3)

Mr. Bastian resigned from Delta as of April 1, 2005, and rejoined Delta in July 2005. His years of credited service include the 6 years, 5 months of service he had completed as of April 1, 2005. As a result, the portion of his benefit calculated under the FAE formula was determined under the rules applicable to vested employees who terminate their service with Delta prior to early retirement age instead of under the rules applicable to retirees at early retirement age. Accordingly, Mr. Bastian’s benefit is smaller than it would have been had he retired at early retirement age. All benefits earned by Mr. Bastian after he rejoined Delta in July 2005 are based solely on the cash balance formula.

(4)

Mr. Jacobson resigned from Delta as of March 18, 2005, and rejoined Delta in August 2005. His years of credited service include the 7 years, 10 months of service he had completed as of March 18, 2005. As a result, the portion of his benefit calculated under the FAE formula was determined under the rules applicable to vested employees who terminate their service with Delta prior to early retirement age instead of under the rules applicable to retirees at early retirement age. Accordingly, Mr. Jacobson’s benefit is smaller than it would have been had he retired at early retirement age. In addition, following his resignation in March 2005, Mr. Jacobson elected to receive the cash balance portion of his benefit in a lump sum payment. All benefits earned by Mr. Jacobson after he rejoined Delta in August 2005 are based solely on the cash balance formula.

Potential Post-Employment Benefits upon Termination or Change in Control

This section describes the potential benefits the named executive officers may receive under certain termination of employment scenarios, including in connection with a change in control, assuming termination of employment on December 31, 2019.

The definitions of “cause,” “change in control,” “disability,” “good reason” and “retirement,” as such terms are used in the following sections, are summarized below.

SEVERANCE PLAN

Officers and director level employees are generally eligible to participate in Delta’s Officer and Director Severance Plan (Severance Plan), which may be amended at any time by Delta. The following chart summarizes the principal benefits the named executive officers are eligible to receive under the Severance Plan.

Name	Termination Without Cause (no Change in Control)(1)	Resignation for Good Reason (no Change in Control)(1)	Termination without Cause or Resignation for Good Reason in Connection with a Change in Control(1)(2)
Mr. Bastian	› 24 months base salary › 200% target MIP › 24 months healthcare benefit continuation › outplacement services	› 24 months base salary › 200% target MIP › 24 months healthcare benefit continuation › outplacement services	› 24 months base salary › 200% target MIP › 24 months healthcare benefit continuation › outplacement services
Mr. Hauenstein and Mr. West	› 24 months base salary › 200% target MIP › 24 months healthcare benefit continuation › outplacement services	› None	› 24 months base salary › 200% target MIP › 24 months healthcare benefit continuation › outplacement services
Mr. Carter and Mr. Jacobson	› 18 months base salary › 150% target MIP › 18 months healthcare benefit continuation › outplacement services	› None	› 18 months base salary › 150% target MIP › 18 months healthcare benefit continuation › outplacement services
(1)

The cash severance amount (base salary plus target MIP) is paid in a lump sum following termination of employment. Outplacement services fees are limited to $5,000.

(2)

These benefits apply if the termination of employment occurs during the two-year period after a change in control.

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To receive benefits under the Severance Plan, participants must enter into a general release of claims against Delta and non-competition, non-solicitation, non-disparagement and confidentiality covenants for the benefit of Delta.

The Severance Plan does not provide for any excise tax gross-ups for benefits received in connection with a change in control. If a participant is entitled to benefits under the Severance Plan in connection with a change in control, the amount of such benefits will be reduced to the statutory safe harbor under Section 4999 of the Internal Revenue Code if this results in a greater after-tax benefit than if the participant paid the excise tax.

LONG-TERM INCENTIVE PROGRAMS

The following chart summarizes the treatment of performance awards, restricted stock and performance stock options awarded under Delta’s long-term incentive programs (LTIP) for 2017, 2018 and 2019 and a restricted stock award provided to Mr. Carter under various termination of employment scenarios.

Termination Scenario	LTIP Award Treatment
Termination without Cause or Resignation for Good Reason without a Change in Control and Retirement	Mr. Bastian, Mr. Hauenstein and Mr. West

The named executive officer will remain eligible to receive his performance award, restricted stock award and performance stock option award pursuant to the same vesting, performance and general payment provisions as if his employment had continued.(1)(2)

Mr. Carter and Mr. Jacobson

The named executive officer will receive a prorated performance award and a prorated performance stock option award under the same vesting, performance and general payment provisions as if his employment had continued and the immediate vesting of a pro rata portion of his restricted stock award. Any remaining portions will be forfeited.

Resignation without Good Reason	Mr. Bastian, Mr. Hauenstein and Mr. West

The named executive officer will remain eligible to receive his performance award, restricted stock award and performance stock option award pursuant to the same vesting, performance and general payment provisions as if his employment had continued.(1)(2)

	Mr. Carter and Mr. Jacobson	The named executive officer’s performance award, restricted stock award and performance stock option award will be immediately forfeited.
Termination for Cause	The named executive officer’s performance award, restricted stock award and performance stock option award will be immediately forfeited.
Termination due to Death or Disability	The named executive officer’s performance award, restricted stock award and performance stock option award will immediately vest, with the performance award paid at the target level.
Termination without Cause or Resignation for Good Reason with a Change in Control	The named executive officer’s performance award, restricted stock award and performance stock option award will immediately vest, with the performance award paid at the target level.
(1)

In order for the named executive officer to be eligible for this treatment, his termination of employment must have occurred on or after (i) October 1, 2017 under the 2017 LTIP; (iii) October 1, 2018 under the 2018 LTIP; and (iii) October 1, 2019 under the 2019 LTIP. For terminations of employment prior to such dates, the awards granted to the named executive officer under each of the LTIPs would be subject to the same treatment as described for Mr. Carter and Mr. Jacobson.

(2)

In consideration for this treatment, these named executive officers entered into award agreements containing enhanced non-competition and non-solicitation covenants for the benefit of Delta. In the event the executive breaches such covenants during the two-year period following employment, he will forfeit any outstanding awards.

ANNUAL INCENTIVE PLAN

Delta’s 2019 Management Incentive Plan (MIP) generally provides that a participant whose employment with Delta terminates prior to the end of the workday on December 31, 2019 is not eligible for a 2019 MIP payment. If, however, the participant’s employment is terminated (1) due to death or disability; (2) due to retirement; or (3) by Delta without cause or for any other reason that would entitle the participant to benefits under the Severance Plan, the participant is eligible for a pro rata 2019 MIP payment based on (a) the number of days during 2019 the participant was employed in a MIP-qualified position and (b) the terms and conditions of the 2019 MIP that would have applied if his or her employment had continued through December 31, 2019.

TRIGGERING EVENTS

As noted above, eligibility for severance benefits and acceleration of the vesting of equity awards are triggered by certain events. The terms “cause,” “change in control,” “disability,” “good reason” and “retirement,” as they apply to the named executive officers, are summarized below.

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Cause means, in general, a person’s (1) continued, substantial failure to perform his duties with Delta; (2) misconduct which is economically injurious to Delta; (3) conviction of, or plea of guilty or no contest to, a felony or other crime involving moral turpitude, fraud, theft, embezzlement or dishonesty; or (4) material violation of any material Delta policy or rule regarding conduct. A person has ten business days to cure, if curable, any of the events which could lead to a termination for cause. For executive vice presidents or more senior executives, a termination for cause must be approved by a 2/3 vote of the entire Board of Directors.

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Change in control means, in general, the occurrence of any of the following events: (1) any person becomes the beneficial

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owner of more than 35% of Delta common stock; (2) during a period of 12 consecutive months, the Board of Directors at the beginning of the period and their approved successors cease to constitute a majority of the Board; (3) the consummation of a merger or consolidation involving Delta, other than a merger or consolidation which results in the Delta common stock outstanding immediately before the transaction continuing to represent more than 65% of the Delta common stock outstanding immediately after the transaction; or (4) a sale, lease or other transfer of Delta’s assets that have a total gross fair market value greater than 40% of the total gross fair market value of Delta’s assets immediately before the transaction.

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Disability means long-term or permanent disability as determined under the applicable Delta disability plan.

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Good reason means, in general, the occurrence of any of the following without a person’s written consent: (1) a material diminution of a person’s authorities, duties or responsibilities, other than an insubstantial and inadvertent act that is promptly remedied by Delta after written notice by the person; (2) the relocation of a person’s office by more than 50 miles; (3) a material reduction in a person’s base salary or target annual bonus opportunities, other than pursuant to a uniform percentage salary or target annual bonus reduction for similarly situated persons; or (4) a material breach by Delta of any material term of a person’s employment. An event constitutes good reason only if a person gives Delta certain written notice of his intent to resign and Delta does not cure the event within a specified period.

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Retirement means a termination of employment (1) at or after age 52 with ten years of service completed since a person’s most recent hire date or (2) on or after the date he or she has completed at least 25 years of service since his or her most recent hire date regardless of age. In addition, for purposes of the Retiree Flight Benefits described below, Retirement also means a termination of employment by Delta without cause or for any other reason that would entitle the person to benefits under the Severance Plan if the person’s combined age and years of service equal 60 or more.

RETIREE FLIGHT BENEFITS

A named executive officer who retires from Delta under the definition of retirement described above may continue to receive Flight Benefits (see footnote 7(d) to the Summary Compensation Table on page 37 for a description of Flight Benefits including survivor travel benefits) during retirement, except the unused portion of the two annual allowances will not accumulate into succeeding years (Retiree Flight Benefits).

Notwithstanding the above, a person who is first elected an officer on or after June 8, 2009, will not receive reimbursement for taxes for Retiree Flight Benefits. Delta also does not provide reimbursement for taxes associated with travel by the surviving spouse or domestic partner of any officer.

In exchange for certain non-competition, non-solicitation, non-disparagement and confidentiality covenants for the benefit of Delta and a general release of claims against Delta, an officer who served in that capacity during the period beginning on the date Delta entered into the merger agreement with Northwest Airlines and ending on the date the merger occurred, or who joined Delta from Northwest on the date the merger occurred and who had been a Northwest officer on the date Delta entered into the merger agreement, will receive, on his termination of employment (other than by death or by Delta for cause), a vested right to Retiree Flight Benefits, regardless of the officer’s age and years of service at his termination of employment.

Table Regarding Potential Post-Employment Benefits upon Termination or Change in Control

The following table describes the termination benefits for each named executive officer, assuming termination of employment on December 31, 2019. Also included is a column that describes the benefits, if any, each named executive officer would have received in connection with a change in control (CIC). Further, because termination is deemed to occur at the end of the workday on December 31, 2019, the named executive officer would have earned his 2019 MIP award and the performance award under the 2017 LTIP, to the extent otherwise payable. Accordingly, these awards are unrelated to the termination of employment.

We have not included in this section any benefit that is available generally to all employees on a non-discriminatory basis such as payment of retirement, disability and death benefits. See “Defined Benefit Pension Benefits” above, for a discussion of the benefits accrued for eligible named executive officers under the Delta Retirement Plan. On December 31, 2019, only Mr. Bastian, Mr. Hauenstein and Mr. West were eligible to retire under the definition of retirement described above. The other named executive officers are not eligible to retire under these requirements and, therefore, are not eligible for any retirement-related compensation or benefits.

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Name	Termination Scenario	Severance Payment ($)(1)	Equity ($)			Other Benefits ($)(5)
			Performance Awards(2)	Performance Stock Options(3)	Restricted Stock(4)
Mr. Bastian	Without Cause	5,700,000	8,160,000	5,151,410	8,967,674	718,878
	Resignation for Good Reason	5,700,000	8,160,000	5,151,410	8,967,674	718,878
	For Cause	0	0	0	0	0
	Resignation without Good Reason	0	8,160,000	5,151,410	8,967,674	688,950
	Retirement	0	8,160,000	5,151,410	8,967,674	688,950
	Death	0	8,160,000	5,151,410	8,967,674	0
	Disability	0	8,160,000	5,151,410	8,967,674	688,950
	CIC – Termination without Cause/Resignation for Good Reason	5,700,000	8,160,000	5,151,410	8,967,674	718,878
Mr. Hauenstein	Without Cause	3,850,000	4,335,000	2,792,460	4,868,226	628,012
	Resignation for Good Reason	0	4,335,000	2,792,460	4,868,226	608,194
	For Cause	0	0	0	0	0
	Resignation without Good Reason	0	4,335,000	2,792,460	4,868,226	608,194
	Retirement	0	4,335,000	2,792,460	4,868,226	608,194
	Death	0	4,335,000	2,792,460	4,868,226	0
	Disability	0	4,335,000	2,792,460	4,868,226	608,194
	CIC – Termination without Cause/Resignation for Good Reason	3,850,000	4,335,000	2,792,460	4,868,226	628,012
Mr. West	Without Cause	3,850,000	4,335,000	2,665,065	4,853,372	237,683
	Resignation for Good Reason	0	4,335,000	2,665,065	4,853,372	186,501
	For Cause	0	0	0	0	0
	Resignation without Good Reason	0	4,335,000	2,665,065	4,853,372	186,501
	Retirement	0	4,335,000	2,665,065	4,853,372	186,501
	Death	0	4,335,000	2,665,065	4,853,372	5,297
	Disability	0	4,335,000	2,665,065	4,853,372	186,501
	CIC – Termination without Cause/Resignation for Good Reason	3,850,000	4,335,000	2,665,065	4,853,372	237,683
Mr. Jacobson	Without Cause	2,062,500	1,520,000	910,414	2,428,224	511,869
	Resignation for Good Reason	0	1,520,000	910,414	2,428,224	472,550
	For Cause	0	0	0	0	0
	Resignation without Good Reason	0	0	0	0	472,550
	Death	0	3,040,000	1,318,314	3,424,764	12,599
	Disability	0	3,040,000	1,318,314	3,424,764	472,550
	CIC – Termination without Cause/Resignation for Good Reason	2,062,500	3,040,000	1,318,314	3,424,764	511,869
Mr. Carter	Without Cause	1,856,250	1,000,667	606,207	1,621,367	39,636
	Resignation for Good Reason	0	1,000,667	606,207	1,621,367	0
	For Cause	0	0	0	0	0
	Resignation without Good Reason	0	0	0	0	0
	Death	0	2,033,000	886,483	2,551,248	0
	Disability	0	2,033,000	886,483	2,551,248	0
	CIC – Termination without Cause/Resignation for Good Reason	1,856,250	2,033,000	886,483	2,551,248	39,636
(1)

The severance payment, if applicable, represents the following for each named executive officer: (i) Mr. Bastian: 24 months of base salary and 200% of his MIP target award, which is 200% of his base salary; (ii) Mr. Hauenstein: 24 months of base salary and 200% of his MIP target award, which is 175% of his base salary; (iii) Mr. West: 24 months of base salary and 200% of his MIP target award, which is 175% of his base salary; (iv) Mr. Jacobson: 18 months of base salary and 150% of his MIP target award, which is 150% of his base salary; and (v) Mr. Carter: 18 months of base salary and 150% of his MIP target award, which is 125% of his base salary.

(2)

The value of the performance awards in the tables is based on payment at the target level.

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(3)

We used intrinsic value for the performance stock options assuming that the performance criteria attributable to the stock options under the 2017, 2018 and 2019 LTIPs were met. The exercise price for the unexercisable stock options outstanding on December 31, 2019 was (1) $49.33 for the options granted on February 9, 2017; (3) $51.23 for the options granted on February 8, 2018.; and (3) $50.52 for the options granted on February 6, 2019.

(4)

As required by SEC rules, the values in these tables for restricted stock are based on the $58.48 closing price of Delta common stock on the NYSE on December 31, 2019.

(5)

Other benefits include company-paid healthcare coverage, outplacement services and, except for Mr. Carter, Retiree Flight Benefits. The Retiree Flight Benefits reflected for each named executive officer were determined by using the following assumptions for each officer: (1) Flight Benefits continue for the life expectancy of the officer or the joint life expectancy of the officer and his spouse, measured using a mortality table that calculates the average life expectancy to be 27.4 years; (2) the level of usage of Retiree Flight Benefits for each year is the same as the officer’s and his spouse’s actual usage of Flight Benefits during 2019; (3) the incremental cost to Delta of Retiree Flight Benefits for each year is the same as the actual incremental cost incurred by Delta for the officer’s Flight Benefits in 2019; and (4) the value of Retiree Flight Benefits includes a tax gross up equal to 60% of the lesser of (i) the officer’s actual usage of Flight Benefits in 2018 and (ii) the annual tax reimbursement allowance (as described in footnote 7(d) to the Summary Compensation Table) (surviving spouses do not receive reimbursement for taxes associated with Retiree Flight Benefits). On the basis of these assumptions, we determined the value of Retiree Flight Benefits for each named executive officer by calculating the present value of the benefit over the officer’s life expectancy (or joint life expectancy with his spouse) using a discount rate of 4.33%.

CEO Pay Ratio

Under rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to calculate and disclose the total compensation paid to our median employee as well as the ratio of the pay of our Chief Executive Officer to the median employee. For 2019:

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the annual total compensation of the employee identified at median of all our employees other than our Chief Executive Officer was $118,198;

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the annual total compensation of our Chief Executive Officer, Ed Bastian, was $17,325,379; and

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the ratio of the annual total compensation of our Chief Executive Officer to the median of the total annual compensation of all our employees was estimated to be 147 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, using the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported here, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

As permitted by SEC rules, our median employee for 2019 is the same employee identified in 2018 because we determined that there have been no changes in our employee population or employee compensation arrangements during 2019 that would significantly impact this pay ratio disclosure.

In identifying the median of the annual total compensation of our employees, we used the following methodology and material assumptions, adjustments, and estimates as of December 31, 2018:

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Because less than 5% of our employees reside in other countries, we excluded all 2,992 of our international employees using the de minimis exemption permitted under SEC rules.(1)

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After applying the de minimis exemption, we had 96,072 U.S. employees, including the employees of all of our subsidiaries and all part-time, seasonal, temporary and ready reserve employees.

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To identify the median employee, we utilized information from Box 5 of Form W-2 as we believe this measure reflects the most comparable measure of compensation across our diverse workgroups.

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In reviewing this information, we annualized the compensation of permanent full-time and part-time employees who were hired in 2018 and remained employed as of December 31, 2018.

After identifying the median employee, we calculated the annual total compensation for our median employee using the rules used when calculating our Chief Executive Officer’s compensation for purposes of the Summary Compensation Table, as required. Because the SEC’s rules require us to include the value of certain benefits we provide in the Summary Compensation Table calculation, the compensation reported for the median employee is higher than the compensation reported in Box 5 of the employee’s W-2.

(1)

The non U.S. countries and the number of employees in each of those countries is as follows: Argentina – 11; Aruba – 3; Australia – 5; Bahamas – 4; Belgium – 17; Belize – 1; Bermuda – 13; Brazil – 189; Canada – 358; Cayman Islands – 2; Chile – 35; China – 107; Colombia – 10; Costa Rica – 43; Czech Republic – 2; Denmark – 1; Dominican Republic – 18; Ecuador – 7; El Salvador – 10; France – 84; Germany – 42; Ghana – 3; Greece – 4; Grenada – 1; Guatemala – 29; Honduras – 6; Hong Kong – 4; Hungary – 1; India – 3; Ireland – 19; Israel – 4; Italy – 46; Jamaica – 7; Japan – 572; Korea – 31; Mexico – 372; Netherlands Antilles – 1; Nicaragua – 19; Nigeria – 8; Panama – 10; Peru – 22; Philippines – 59; Portugal – 1; Puerto Rico – 108; Russia – 1; Senegal – 2; Singapore – 491; South Africa – 3; Spain – 36; St. Lucia – 2; Switzerland – 2; The Netherlands – 80; Turks and Caicos – 1; UAE – 1; United Kingdom – 79; US Virgin Islands – 2

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DIRECTOR COMPENSATION

Non-employee director compensation is approved by the Board of Directors, based on recommendations of the Corporate Governance Committee. In 2019, the Committee engaged outside compensation consultant Frederic W. Cook & Co., Inc. (FW Cook) to assist the Committee in a competitive assessment of the compensation program for outside directors. FW Cook reviewed our director compensation against the same 21 companies (including three airlines) in the peer group used for executive compensation purposes by our Personnel & Compensation Committee. FW Cook recommended no increase over the level set in 2017 for compensation of the Board and the non-executive Chairman of the Board. The Board of Directors accepted the recommendation, and no change in Board compensation was made in 2019. The Performance Compensation Plan limits equity awards to non-employee directors to $1 million. Employee directors continued to receive no additional pay for Board service.

Non-employee directors receive the following for their service on the Board of Directors:

Annual Board Retainer:	$100,000 (payable in quarterly installments)
Annual Board/New Board Member Equity Grant:

$175,000 in restricted stock that vests at or shortly before the next annual meeting of shareholders, subject to the director’s continued service on the Board of Directors on the vesting date. Dividends accrue on these awards and are paid upon vesting of the restricted stock.

Annual Committee Chair Cash Retainer:	$20,000, except $25,000 for Audit Committee Chair.
Annual Non-executive Chairman of the Board Equity Retainer:	$130,000 in restricted stock with the same vesting schedule as the annual Board equity grant.
Expense Reimbursements:	Reimbursement of reasonable expenses incurred in attending meetings.
Matching Gifts for Education Program:

Directors (and all employees and retirees) are eligible to participate in a program under which The Delta Air Lines Foundation matches 100% of contributions to eligible public and private, accredited, non-profit, educational institutions, pre-kindergarten through post-graduate, up to a $5,000 cap per individual director (and employee or retiree) per calendar year. In March 2020, the Matching Gifts for Education Program was indefinitely suspended.

In recognition of the unprecedented challenges facing Delta in 2020 as a result of the COVID-19 pandemic, the non-employee director members are forgoing their cash retainers for six months beginning April 1, 2020.

As is common in the airline industry, Delta provides complimentary travel and certain Delta Sky Club® privileges for members of the Board of Directors; the director’s spouse, domestic partner or designated companion; the director’s children and parents; and, to a limited extent, other persons designated by the director (Director Flight Benefits). Complimentary travel for such other persons is limited to an aggregate imputed value of $20,000 per year. Delta reimburses the director for associated taxes on complimentary travel with an imputed tax value of up to $25,000 per year. Unused portions of the annual allowances described in the previous two sentences accumulate and may be carried into succeeding years during Board service. Complimentary travel is provided to an eligible director’s surviving spouse or domestic partner after the eligible director’s death. Delta will not reimburse the surviving spouse or domestic partner for associated taxes on complimentary travel under the survivor travel benefit.

A director who retires from the Board at or after age 52 with at least ten years of service as a director, at or after age 68 with at least five years of service as a director, or at his or her mandatory retirement date, may continue to receive Director Flight Benefits during retirement, except the unused portion of the annual allowances does not accumulate into succeeding years (Retired Director Flight Benefits). A director who served on the Board of Directors during the period beginning on the date Delta entered into the merger agreement with Northwest and ending on the date the merger occurred, or who joined the Board at the closing of the merger on October 29, 2008, will receive, at the completion of his or her Board service (other than due to death or removal by shareholders for cause), a vested right to receive Retired Director Flight Benefits, regardless of the director’s age and years of service when his or her Board service ends. A director is not eligible to receive Retired Director Flight Benefits if the director engages in certain wrongful acts.

Notwithstanding the above, a person who is first elected to the Board of Directors on or after June 8, 2009, will not receive reimbursement for taxes for Retired Director Flight Benefits. Directors and retired directors may also purchase private jet flights from a Delta subsidiary by paying the incremental cost of the flights. Mr. Hazleton is not eligible to receive flight benefits other than those received as a Delta employee.

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Director Compensation Table

The following table sets forth the compensation paid to non-employee members of Delta’s Board of Directors for 2019.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(3) ($)	Total ($)
Francis S. Blake	120,000	305,000	0	0	0	31,714	456,714
Daniel A. Carp	120,000	175,000	0	0	0	29,289	324,289
Ashton B. Carter	100,000	175,000	0	0	0	17,732	292,732
David G. DeWalt	120,000	175,000	0	0	0	22,572	317,572
William H. Easter III	125,000	175,000	0	0	0	304	300,304
Michael P. Huerta	100,000	175,000	0	0	0	9,861	284,861
Jeanne P. Jackson	100,000	175,000	0	0	0	33,794	308,794
George N. Mattson	120,000	175,000	0	0	0	124,931	419,931
Sergio A. L. Rial	100,000	175,000	0	0	0	9,557	304,557
David S. Taylor	41,667	175,000	0	0	0	2,657	219,334
Kathy N. Waller	100,000	175,000	0	0	0	13,276	288,276
(1)

As Delta employees, Mr. Bastian and Mr. Hazelton were not separately compensated for their service on the Board of Directors in 2019. Mr. Bastian’s compensation is included in the Summary Compensation Table on page 36. Mr. Hazelton’s compensation is described in “Proposal 1 — Election of Directors” on page 49.

(2)

On June 20, 2019, the Board of Directors granted 3,130 shares of restricted stock to each non-employee director at that date. This award vests on June 18, 2020, subject to continued Board service on that date. Mr. Blake received an additional grant of 2,960 shares as compensation for service as non-executive Chairman of the Board, subject to vesting on the same schedule as described above. Mr. Taylor was elected to the Board in August 2019 and received a grant of 2,960 shares of restricted stock in connection with joining the Board. The “Stock Awards” column shows the fair value of the restricted stock granted to each non-employee director in 2019 as determined under FASB ASC Topic 718, based on date of the grant.

(3)

The amounts in this column for each non-employee director represent reimbursement of taxes associated with Director Flight Benefits. The amount for Mr. Blake represents the incremental cost of Director Flight Benefits of $10,716 and reimbursement of taxes associated with this benefit of $20,998. The amount for Mr. Carp represents the incremental cost of Director Flight Benefits of $12,161 and reimbursement of taxes associated with this benefit of $17,128. The amount for Ms. Jackson represents the incremental cost of Director Flight Benefits of $17,197 and reimbursement of taxes associated with this benefit of $16,597. The amount for Mr. Mattson includes $14,606 in reimbursement of taxes associated with Director Flight Benefits, $10,325 in Director Flights Benefits and $100,000 in annual compensation for acting on Delta’s behalf as director of Air France-KLM Group. No other non-employee director received perquisites or other personal benefits with a total incremental cost of $10,000 or more, the threshold for reporting under SEC rules. From time to time, directors attend events sponsored by Delta at no incremental cost to Delta.

Stock Ownership Guidelines

The non-employee director stock ownership guidelines require each non-employee director to own shares of Delta common stock equal to or greater than (1) shares with a value of five times the annual Board cash retainer paid to the director or (2) 35,000 shares. Non-employee directors must achieve this ownership level within five years after initial election to the Board. For this purpose, stock ownership includes restricted stock and restricted stock units; shares owned directly or by a spouse or dependent children; shares held in trust by or for the director or an immediate family member who resides in the same household as the director (an immediate family member); or shares owned by an entity wholly-owned by the director or an immediate family member. It does not include shares a director has the right to acquire through the exercise of stock options.

In addition, each non-employee director must hold at least 50% of all “net shares” received through restricted stock vesting or realized through stock option exercises until the stock ownership guidelines are achieved. For this purpose, “net shares” means all shares retained after any applicable withholding of any shares for tax purposes.

As of December 31, 2019, all non-employee directors exceeded the required stock ownership level except one director, who was first elected in 2019. Each director has five years from the date of his or her election to achieve the required ownership level under the non-employee director stock ownership guidelines.

The non-employee directors are also subject to the company’s prohibition against the hedging and pledging of Delta securities as described in the “Compensation Discussion and Analysis” section of the proxy statement under “Executive Compensation Policies — Anti-Hedging and Anti Pledging Policy” on page 33.

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PROPOSAL 1 — ELECTION OF DIRECTORS

WHAT AM I VOTING ON?

We are seeking your support for the election of 12 director nominees who the Board, acting on the recommendation of the Corporate Governance Committee, has nominated to serve on the Board of Directors for a one-year term.

All Delta directors are elected annually. At the annual meeting, each director will be elected by the vote of a majority of the votes cast. This means the number of votes cast “for” a director must exceed 50% of the votes cast with respect to that director (excluding abstentions). Each director elected will hold office until the next annual meeting of shareholders and the election of his or her successor. See page 69 for more information about voting at the annual meeting.

Delta’s Bylaws provide that any director not receiving a majority of the votes cast at the annual meeting must offer to tender his or her resignation to the Board of Directors. The Corporate Governance Committee will make a recommendation to the Board of Directors whether to accept the resignation. The Board will consider the recommendation and publicly disclose its decision within 90 days after the certification of the election results.

2020 Nominees for Director

After considering the recommendations of the Corporate Governance Committee, the Board set the number of directors at 12 as of the date of the annual meeting and nominated all current directors to stand for re-election except Daniel A. Carp, who is retiring from the Board.

The Board believes that each of the nominees is qualified to serve as a director and will be able to stand for election. If not, the Board may name a substitute nominee or reduce the number of directors. If a substitute is named, the proxies will vote for the substitute nominee. In addition to the specific skills and experience for each nominee listed in the chart on the prior page, qualifications of each nominee that were considered by the Board follow each nominee’s biographical description on the following pages.

ALPA Nominee

Delta, the Air Line Pilots Association, International (ALPA), the collective bargaining representative for Delta pilots, and the Delta Master Executive Council, the governing body of the Delta unit of ALPA (Delta MEC), have an agreement whereby Delta agrees (1) to cause the election to the Board of Directors of a Delta pilot designated by the Delta MEC who is not a member or officer of the Delta MEC or an officer of ALPA (Pilot Nominee); (2) at any meeting of shareholders at which the Pilot Nominee is subject to election, to re-nominate the Pilot Nominee or nominate another qualified Delta pilot designated by the Delta MEC to be elected to the Board of Directors and to use its reasonable best efforts to cause such person to be elected to the Board; and (3) in the event of the Pilot Nominee’s death, disability, resignation, removal or failure to be elected, to elect promptly to the Board a replacement Pilot Nominee designated by the Delta MEC to fill the resulting vacancy.

Pursuant to this provision, the Delta MEC has designated Christopher A. Hazleton to be nominated for election to the Board at the annual meeting.

The compensation of Mr. Hazleton as a Delta pilot is determined under the collective bargaining agreement between Delta and ALPA. During 2019, Mr. Hazleton received $424,178 in compensation (which includes: $324,368 in flight earnings, $41,303 in shared rewards/profit sharing payments and $58,507 in Delta contributions related to a defined contribution plan). As a Delta pilot representative on the Board, Mr. Hazleton is not separately compensated for his service as a director.

The Board believes that the combination of backgrounds, skills and experiences of the nominees produces a Board that is well-equipped to exercise oversight responsibilities on behalf of our shareholders and other stakeholders. In addition to the chart on the following page, we provide information about each nominee for director, including the specific experience that led the Board to conclude the nominee should serve as a director of Delta.

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Skills and Experiences of Independent Directors

The following chart shows the specific skills and experiences the Board currently believes are important for independent nominees collectively to possess for effective governance of Delta in the current business environment. The matrix also provides a high level summary of the important skills and experiences of our independent nominees to the Board, which contribute to the sound governance of Delta. It is not an exhaustive list of each nominee’s contributions to the Board.

Senior Leadership CEO/senior management of public or private company/governmental entity/academic
Airline/Transportation Industry Business leader, or regulator or consultant to the industry
Marketing/Brand Management/Data as Customer Engagement Tool Marketing/managing well-known brands including the use of data analytics
Finance/Accounting Capital markets, public company, financial or accounting management experience
Risk Management Enterprise or financial risk management
Technology/Cybersecurity/Digital Leadership in technology, cybersecurity, new media or data Analytics
Energy Senior experience in the oil industry
Global Business Senior experience in multinational businesses
Government Affairs/Legal Affairs/Global Security Senior experience in public sector/law/global security
Board Membership Director public/large private company

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES:
EDWARD H. BASTIAN
Age: 62 Joined Delta’s Board: February 5, 2010	BIOGRAPHY:

Mr. Bastian is the Chief Executive Officer of Delta. Previously, he served as President of Delta from 2007 to May 2016 and President of Delta. Mr. Bastian was also Chief Financial Officer of Delta from 2007 to 2008; Executive Vice President and Chief Financial Officer of Delta from 2005 to 2007; Chief Financial Officer of Acuity Brands from June 2005 to July 2005; Senior Vice President — Finance and Controller of Delta from 2000 to 2005 and Vice President and Controller of Delta from 1998 to 2000.

QUALIFICATIONS:

Mr. Bastian has over twenty years of experience as a Delta officer, including serving as Delta’s Chief Executive Officer, President, Chief Financial Officer and Chief Restructuring Officer during its Chapter 11 bankruptcy proceeding. Mr. Bastian’s accounting and finance background also provides financial and strategic expertise to the Board of Directors.

	DIRECTORSHIPS:	AFFILIATIONS:
	Grupo Aeroméxico, S.A.B. de C.V. GOL Linhas Aereas Inteligentes, S.A. (2012-2016)	Member, Board of Woodruff Arts Center Member, Council on Foreign Relations

FRANCIS S. BLAKE
Age: 70 Joined Delta’s Board: July 25, 2014 Committees: Audit; Corporate Governance (Chair); Personnel & Compensation	BIOGRAPHY:

Mr. Blake is the non-executive Chairman of Delta’s Board of Directors and previously served as the lead director of Delta’s Board from May 2016 to October 2016. He served as the Chairman of The Home Depot from 2007 until his retirement in February 2015. He was the Chief Executive Officer of The Home Depot from 2007 to November 2014 and previously served as Vice Chairman of the Board of Directors and its Executive Vice President. Mr. Blake joined The Home Depot in 2002 as Executive Vice President — Business Development and Corporate Operations. He was previously the deputy secretary for the U.S. Department of Energy and served in a variety of executive positions at General Electric Company, including as Senior Vice President, Corporate Business Development in charge of all worldwide mergers, acquisitions and dispositions.

QUALIFICATIONS:

Mr. Blake has extensive experience as the Chairman and Chief Executive Officer of a complex retail organization and prior leadership positions in business and government. He has also served on boards of directors of public companies in the energy industry. At other public companies, Mr. Blake has experience as a member of the audit, compensation and governance committees.

	DIRECTORSHIPS:	AFFILIATIONS:
	Macy’s, Inc. The Procter & Gamble Company	Member, Board of Georgia Aquarium Member, Board of Grady Memorial Hospital Corporation Member, Board of Agnes Scott College

ASHTON B. CARTER
Age: 65 Joined Delta’s Board: October 23, 2017 Committees: Audit; Safety & Security	BIOGRAPHY:

Secretary Carter is Director of the Belfer Center for Science and International Affairs at Harvard Kennedy School and an Innovation Fellow at MIT. Secretary Carter served as U.S. Secretary of Defense from 2015 to 2017. He served as Senior Executive at the Markle Foundation and a Fellow at Stanford University from 2014 to 2015. In prior service in the Department of Defense, Secretary Carter served as Deputy Secretary of Defense from 2011 to 2013, functioning as the department’s chief operating officer, and as Undersecretary of Defense of Acquisition, Technology and Logistics from 2009 to 2011. Secretary Carter served as the Chair of the International and Global Affairs Faculty and Professor of Science at Harvard from 2000 to 2009.

QUALIFICATIONS:

Secretary Carter has substantial experience in government and security matters, having served directly and indirectly under 11 Secretaries of Defense in both Democratic and Republican administrations. As Secretary of Defense, Secretary Carter managed a complex and diverse organization.

	DIRECTORSHIPS:	AFFILIATIONS:
	General Electric Company (if elected in May 2020)	Board Member, Council on Foreign Relations Fellow, American Academy of Arts and Sciences International Institute for Strategic Studies National Committee on U.S.-China Relations

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DAVID G. DEWALT
Age: 56 Joined Delta’s Board: November 22, 2011 Committees: Audit; Safety & Security (Chair)	BIOGRAPHY:

Mr. DeWalt most recently served as the Executive Chairman of FireEye, Inc., a global network cyber security company. He served as FireEye’s Chief Executive Officer from November 2012 to June 2016 and Chairman of the Board from June 2012 to January 2017. Mr. DeWalt was President and Chief Executive Officer of McAfee, Inc., a security technology company, from 2007 until 2011 when McAfee, Inc. was acquired by Intel Corporation. From 2003 to 2007, Mr. DeWalt held executive positions with EMC Corporation, a provider of information infrastructure technology and solutions, including serving as Executive Vice President and President-Customer Operations and Content Management Software.

QUALIFICATIONS:

Mr. DeWalt has substantial expertise in the information technology security industry and has strategic and operational experience as the former Chief Executive Officer of FireEye, Inc. and former Chief Executive Officer of McAfee, Inc. Mr. DeWalt has served on the audit, compensation and governance committees of the boards of other public companies.

	DIRECTORSHIPS:	AFFILIATIONS:
	Five9, Inc. Forescout Technologies, Inc. FireEye, Inc. (2012-2017)	Member, National Security Telecommunications Advisory Committee

WILLIAM H. EASTER III
Age: 70 Joined Delta’s Board: December 3, 2012 Committees: Audit (Chair); Corporate Governance; Safety & Security	BIOGRAPHY:

Mr. Easter was Chairman, President and Chief Executive Officer of DCP Midstream, LLC (formerly Duke Energy Field Services, LLC) from 2004 until his retirement in 2008. Previously employed by ConocoPhillips for 32 years, Mr. Easter served as Vice President of State Government Affairs from 2002 to 2004 and as General Manager of the Gulf Coast Refining, Marketing and Transportation Business Unit from 1998 to 2002.

QUALIFICATIONS:

Mr. Easter has over 36 years of leadership and operational experience in natural gas, crude oil and refined product supply, transportation, refining and marketing with ConocoPhillips and DCP Midstream LLC. Additionally, Mr. Easter has experience as a member of the boards of directors of other public companies where he served on the audit, corporate governance, compensation and finance committees. Since his retirement from DCP Midstream, LLC, Mr. Easter has been involved in private investments.

	DIRECTORSHIPS:	AFFILIATIONS:
	Concho Resources, Inc. Grupo Aeroméxico, S.A.B. de C.V. BakerHughes, Inc. (2014-2017)	Member, Board of Memorial Hermann Health System, Houston, Texas

CHRISTOPHER A. HAZLETON
Age: 52 Joined Delta’s Board: June 20, 2019 Committee: Safety & Security	BIOGRAPHY:

Mr. Hazleton is a Delta pilot and currently a Captain flying the Airbus 321 aircraft. Mr. Hazleton was a Northwest Airlines pilot from 1999 until he became a Delta pilot upon Northwest’s merger with Delta. He was nominated by the Delta MEC as the Pilot Nominee. He also previously served as the Chairman of the Delta MEC Strategic Planning Committee.

QUALIFICATIONS:
As a pilot designated by the Delta MEC to serve on the Board of Directors, Mr. Hazleton provides a unique perspective into the operations of the airline industry and related labor relations matters.

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MICHAEL P. HUERTA
Age: 63 Joined Delta’s Board: April 20, 2018 Committees: Audit; Safety & Security	BIOGRAPHY:

Mr. Huerta completed a five-year term as Administrator of the Federal Aviation Administration (FAA) in January 2018. Before being named as Administrator, Mr. Huerta served as Acting Administrator of the FAA from 2011 to 2013 and FAA Deputy Administrator from 2010 to 2011. Mr. Huerta served as Executive Vice President and Group President of the Transportation Solutions Group at Affiliated Computer Services, Inc. (now Conduent) from 2008 to 2009 and Senior Vice President and Managing Director, Transportation Solutions of ACS Government Solutions from 2002 to 2008. Mr. Huerta currently serves as a transportation industry consultant, including acting as a Senior Advisor to Macquarie Capital.

QUALIFICATIONS:

As head of the FAA, Mr. Huerta led a complex organization responsible for the safety and efficiency of civil aviation in the U.S. Throughout his career, he has held key transportation industry roles in both the public and private sectors.

AFFILIATIONS:
Fellow of the Royal Aeronautical Society

JEANNE P. JACKSON
Age: 68 Joined Delta’s Board: January 25, 2017 Committees: Finance; Personnel & Compensation	BIOGRAPHY:

Ms. Jackson retired as senior strategic advisor to the chief executive officer of NIKE, Inc. effective August 2017. She served as NIKE’s President, Product and Merchandising from July 2013 until April 2016 and President, Direct to Consumer from 2009 until July 2013. Ms. Jackson joined the NIKE Executive team in 2009 after serving on its Board of Directors for eight years. She founded and served as the Chief Executive Officer of MSP Capital, a private investment company from 2002 to 2009, and has resumed the role since retiring from NIKE. Ms. Jackson served as Chief Executive Officer of Walmart.com, a private e-commerce enterprise, from 2000 to 2002. Ms. Jackson previously served in various leadership positions at Gap Inc., Victoria’s Secret, Saks Fifth Avenue and Federated Department Stores, Inc., all clothing retailers, and Walt Disney Attractions, Inc., the theme parks and vacation resorts division of The Walt Disney Company.

QUALIFICATIONS:

Ms. Jackson has extensive experience as a senior executive for several major consumer retailers, with expertise in consumer product and direct to consumer marketing. She has also served on boards of directors of public companies in the consumer product industry where she has served on audit, compensation, corporate governance and finance committees.

	DIRECTORSHIPS:	AFFILIATIONS:
	Monster Beverage Corporation The Kraft Heinz Company McDonald’s Corporation (1999–2019)	U. S. Ski & Snowboard Association

GEORGE N. MATTSON
Age: 54 Joined Delta’s Board: October 1, 2012 Committees: Corporate Governance; Finance (Chair); Personnel & Compensation	BIOGRAPHY:

Mr. Mattson served as a partner and co-head of the Global Industrials Group in Investment Banking at Goldman, Sachs & Co. from 2002 through August 2012, where he served in a variety of positions from 1994 to 2002. Since his retirement from Goldman Sachs, Mr. Mattson has been a private investor involved in acquiring and growing middle market businesses.

QUALIFICATIONS:

Mr. Mattson has experience in the areas of mergers and acquisitions, corporate finance and capital markets. In addition, Mr. Mattson has knowledge of the airline industry and other global industries from his 18 years at Goldman, Sachs & Co., including as co-head of the Global Industrials Group in Investment Banking, which had responsibility for a diverse set of industry sectors, including companies in the transportation industry.

	DIRECTORSHIPS:	AFFILIATIONS:
	Air France-KLM Group Virgin Galactic Holdings, Inc.	Chair, Board of Visitors of the Pratt School of Engineering at Duke University Advisory Board, Star Mountain Capital Advisory Board, Comvest Partners

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SERGIO A. L. RIAL
Age: 59 Joined Delta’s Board: December 9, 2014 Committees: Finance; Personnel & Compensation (expected to become Chair upon Mr. Carp’s retirement)	BIOGRAPHY:

Mr. Rial has been Chief Executive Officer since January 2016 of Banco Santander Brazil, a member of Santander Group. Mr. Rial served as Chairman of Banco Santander Brazil from February 2015 until January 2016. From 2012 to February 2015, Mr. Rial was Chief Executive Officer of Marfrig Global Foods, one of the world’s largest meat companies with operations in Brazil and 15 other countries. Prior to joining Marfrig in 2012, Mr. Rial served in various leadership capacities with Cargill, Inc., a Minneapolis-based global provider of food, agriculture, financial and industrial products and services. At Cargill, Mr. Rial served as Chief Financial Officer from 2009 to 2011 and Executive Vice President from 2011 to 2012. He was also a member of Cargill’s board of directors from 2010 to 2012. From 2002 to 2004, Mr. Rial was a senior managing director and co-head of the Investment Banking Division at Bear Stearns & Co. in New York after serving at ABN AMRO Bank for 18 years.

QUALIFICATIONS:

Mr. Rial has experience as a chief executive officer of a global business, particularly in the key market of Latin America, and has extensive financial experience as a chief financial officer of a global corporation. He has also served on boards of directors of public companies in the food and agricultural industry.

	DIRECTORSHIPS:	AFFILIATIONS:
	Banco Santander (Brasil) S.A. Cyrela Brazil Realty S.A. (2010-2015)	Member, Co-Chair of the Latin America Conservation Council (The Nature Conservancy)

DAVID TAYLOR
Age: 62 Joined Delta’s Board: August 7, 2019 Committees: Finance; Personnel & Compensation	BIOGRAPHY:

Mr. Taylor is Chairman of the Board, President and Chief Executive Officer of The Procter & Gamble Company. He has been President and Chief Executive Officer since 2015 and was elected Chairman of the Board in 2016. Mr. Taylor joined Procter & Gamble in 1980 and, since that time, has held numerous positions of increasing responsibility in North America, Europe and Asia. Prior to his current role, Mr. Taylor was Group President-Global Beauty, Grooming & Healthcare, Group President-Global Health & Grooming, Group President-Global Home Care and President-Global Family Care. Mr. Taylor also serves as the Chairman of The Alliance to End Plastic Waste, an initiative to advance solutions to eliminate unmanaged plastic waste in the environment.

QUALIFICATIONS:

Mr. Taylor has extensive leadership experience, including as the Chief Executive Officer of Procter & Gamble, and extensive experience in a complex global business particularly in the key market of Europe. As part of this experience, Mr. Taylor has developed expertise in marketing, innovation and consumer trends. Mr. Taylor has also served on the board of directors of a global automotive systems supplier, giving him additional insight into complex global operations.

	DIRECTORSHIPS:	AFFILIATIONS:
	The Procter & Gamble Company TRW Automotive (2010-2015)	Member, Board of US-China Business Council Member, Board of The Consumer Goods Forum Member, Board of Catalyst

KATHY N. WALLER
Age: 61 Joined Delta’s Board: July 24, 2015 Committees: Audit; Corporate Governance; Safety & Security	BIOGRAPHY:

Ms. Waller served as Executive Vice President and Chief Financial Officer of The Coca-Cola Company from 2014 until her retirement in March 2019. From May 1, 2017 until her retirement, Ms. Waller had responsibility for Coca-Cola’s strategic governance area as Executive Vice President, Chief Financial Officer and President, Enabling Services. Ms. Waller joined Coca-Cola in 1987 as a senior accountant and assumed roles of increasing responsibility during her career, including Vice President, Finance and Controller.

QUALIFICATIONS:

Ms. Waller has extensive financial experience with a global business enterprise, including her role as Chief Financial Officer. Ms. Waller’s accounting and finance background provides financial and strategic expertise to the Board of Directors.

	DIRECTORSHIPS:	AFFILIATIONS:
	Beyond Meat, Inc. CGI Inc. Cadence Bancorporation Coca-Cola FEMSA S.A.B. de C.V. (2015-2017) Monster Beverage Corporation (2015 -2019)	Member, Advisory Committee for Bain Consulting Member, Board of Trustees of Spelman College Member, Board of Trustees of University of Rochester

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PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

WHAT AM I VOTING ON?

We are seeking your support for compensation of our named executive officers.

Shareholders have the opportunity to approve, on an advisory, nonbinding basis, the compensation of the named executive officers, as disclosed in this proxy statement. This is commonly referred to as a “say on pay” advisory vote. The Board of Directors recommends that you vote “FOR” this proposal.

As discussed in greater detail in the “Compensation Discussion and Analysis” section of this proxy statement, the compensation paid to the named executive officers reflects the following principles of our executive compensation program:

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Links pay with performance by placing a substantial majority of total compensation at risk.

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For 2019, at-risk compensation constituted 94% of the targeted compensation for the Chief Executive Officer and 90% for the other named executive officers.

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Utilizes stretch performance measures that provide incentives to deliver value to our shareholders.

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The payout opportunities for named executive officers under our annual and long-term incentive plans depend on Delta’s financial, operational and customer service performance as well as the value of our common stock.

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Closely aligns the interests of management with frontline employees and shareholders.

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Many of the same performance measures are used in both our executive and broad-based employee compensation programs.

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Provides compensation opportunities that assist in motivating and retaining existing talent and attracting new talent as needed.

This vote is advisory in nature, which means that it is not binding on Delta, its Board of Directors or the Personnel & Compensation Committee. However, the Personnel & Compensation Committee intends to give careful consideration to the vote results and is committed to take any actions it deems necessary and appropriate in light of those results.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

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PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

WHAT AM I VOTING ON?

We are asking you to vote on a proposal to ratify the appointment of a firm of independent auditors to serve as Delta’s independent auditors until the next annual meeting. The Audit Committee of the Board of Directors has appointed Ernst & Young LLP (EY) as Delta’s independent auditors for 2020, subject to ratification by the shareholders.

Representatives of EY, which also served as Delta’s independent auditors for 2019, are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire and will be available to respond to questions. EY has served as our independent auditors since 2006. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the external independent auditors. The Audit Committee has ultimate responsibility for audit fee negotiations associated with the work of EY.

In determining whether to reappoint EY as Delta’s independent auditors for 2020, subject to shareholder ratification, the Audit Committee took into consideration a number of factors. These factors include the length of time the firm has been engaged by Delta; EY’s familiarity with Delta’s operations and industry, accounting policies, financial reporting process, and internal control over financial reporting; its skills, expertise and independence; the quality of the Audit Committee’s ongoing discussions with EY; a review of external data related to EY’s legal risks and proceedings, audit quality and recent public portions of PCAOB reports; an assessment of the professional qualifications of EY, the performance of the lead engagement partner and the other professionals on the Delta account; the reasonableness of EY’s fees for the services provided to Delta; management’s relationship with EY and its assessment of EY’s performance; the Audit Committee’s views on the performance of EY in light of the foregoing matters and the Audit Committee’s belief that continuing to retain EY is in the best interest of Delta and its shareholders. The Audit Committee periodically considers whether there should be a change in the independent auditors. When the lead engagement partner of the independent auditors is required to rotate off the Delta engagement, the Audit Committee and its Chair are directly involved in selecting a new lead engagement partner.

Delta’s Certificate of Incorporation and Bylaws do not require that shareholders ratify the selection of EY as the independent auditors. We are submitting the selection of the independent auditors for shareholder ratification (as we have done in prior years) because we believe it is a matter of good corporate governance. If shareholders do not ratify the selection of EY, the Audit Committee will reconsider the selection of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

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Fees of Independent Auditors

The following table shows the aggregate fees and related expenses for professional services rendered by Delta’s independent auditors for 2019 and 2018.

Description of Fees	Amount 2019 ($)	Amount 2018 ($)
Audit Fees(1)	4,524,000	4,650,000
Audit-Related Fees(2)	486,000	607,000
Tax Fees(3)	991,000	648,000
All Other Fees(4)	8,000	8,000
(1)

Represents fees for the audit and quarterly reviews of the consolidated financial statements (including an audit of the effectiveness of internal control over financial reporting); attestation services required by statute or regulation; assistance with and review of documents filed with the SEC; and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards.

(2)

Represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include an audit of subsidiaries, employee benefit plan audits and accounting consultations related to proposed transactions.

(3)

Represents fees for professional services provided for the review of tax returns prepared by the company; assistance with domestic and international tax compliance; and assistance related to the tax impact of proposed and completed transactions.

(4)

Represents fees for online technical resources.

Pre-Approval of Audit and Non-Audit Services

The charter of the Audit Committee provides that the Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for Delta by the independent auditors. The Audit Committee has adopted a policy for the pre-approval of all services provided by the independent auditors.

Each year management requests Audit Committee pre-approval of the annual audits, statutory audits, quarterly reviews and any other engagements of the independent auditors known at that time. In connection with these requests, the Audit Committee may consider information about each engagement, including the budgeted fees; the reasons management is requesting the services to be provided by the independent auditors; and any potential impact on the auditors’ independence. As additional proposed audit and non-audit engagements of the independent auditors are identified, or if pre-approved services exceed the pre-approved budgeted amount for those services, the Audit Committee will consider similar information in connection with the pre-approval of such engagements or services. If Audit Committee pre-approvals are required between regularly scheduled Committee meetings, the Audit Committee has delegated to the Chair of the Audit Committee, or an alternate member of the Audit Committee, the authority to grant pre-approvals. Pre-approvals by the Chair or the alternate member are reviewed with the Audit Committee at its next regularly scheduled meeting.

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Audit Committee Report

The Audit Committee presently consists of six independent directors and represents and assists the Board of Directors in a number of duties. These duties include oversight of the following, among other matters: the integrity of Delta’s financial statements, including a review of significant accounting policies and estimates; compliance with legal and certain regulatory requirements; cybersecurity and risks associated with the operations of the information technology systems; the performance of the internal audit function; and the financial reporting process. In addition, the Committee appoints, oversees and reviews the performance of the independent auditors, who report directly to the Committee. The Committee has the resources and authority it deems appropriate to discharge its responsibilities. The Committee operates pursuant to a written charter, which lists specific duties and responsibilities, and is available at https://ir.delta.com/governance/.

The Board of Directors has determined that each of Mr. Easter, Mr. Blake, Mr. DeWalt, and Ms. Waller has the necessary experience to qualify as an “audit committee financial expert” under SEC rules, has agreed to be designated, and has so designated each of them. All Committee members are considered financially literate as defined by the NYSE, but none is an auditor or an accountant for Delta or performs accounting field work, and none is employed by Delta. In accordance with the SEC’s safe harbor relating to audit committee financial experts, a person designated as an audit committee financial expert will not be deemed an “expert” for purposes of the federal securities laws. In addition, this designation does not impose on a person any duties, obligations or liabilities that are greater than those otherwise imposed on the person as a member of the Audit Committee and Board of Directors, and does not affect the duties, obligations or liabilities of the Board of Directors.

Management is responsible for Delta’s system of internal control over financial reporting, the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States (GAAP), and the financial reporting process, including management’s assessment of internal control over financial reporting. The independent auditors, Ernst & Young LLP (EY), are responsible for performing an independent audit of our consolidated financial statements and for expressing an opinion, based on the results of their audit, as to whether the consolidated financial statements are fairly presented, in all material respects, in conformity with GAAP.

It is not the responsibility of the Audit Committee to prepare consolidated financial statements nor is it to determine that the consolidated financial statements and disclosures are complete and accurate and prepared in accordance with GAAP and applicable rules and regulations. These tasks are the responsibility of management. It is also not the responsibility of the Audit Committee to plan or conduct an independent audit of the consolidated financial statements. These tasks are the responsibility of the independent auditors. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert, professional or special assurance as to the consolidated financial statements or any professional certification. The Audit Committee relies on the information provided by and representations made to it by management, and also on the report on our consolidated financial statements that it receives from the independent auditors.

In discharging its duties, the Audit Committee reviewed and discussed with management and the independent auditors the overall scope and process for the audit of the consolidated financial statements and internal control over financial reporting. The Committee discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees) issued by the Public Company Accounting Oversight Board (PCAOB). In addition, the committee received from the independent auditors the written disclosures and the letter required by applicable PCAOB requirements regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the independent auditors their independence from Delta and its management. The committee also determined that the independent auditors’ provision of non-audit services in 2019 to Delta was compatible with the auditors’ independence.

The Audit Committee met in private sessions as required by its charter with representatives of EY and members of Delta’s management, including the Chief Executive Officer, the Chief Financial Officer, the Controller, the Chief Accounting Officer, the Chief Legal Officer, the Chief Compliance Officer and the Vice President-Corporate Audit. The Audit Committee and other attendees discussed and reviewed the following, among other matters: Delta SEC filings; information technology and cybersecurity matters; the scope, resources and work of the internal audit function; the financial reporting process; new accounting standards; the consolidated financial statements and related notes; the scope and progress of testing of Delta’s internal control over financial reporting; management’s assessment of the effectiveness of Delta’s internal control over financial reporting; enterprise risk management (ERM); legal and regulatory matters; accounting standards; accounting and controls related to specific company functions, strategic investments, subsidiaries and accounts; the use of non-GAAP metrics; and tax matters.

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In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements and management’s assessment of the effectiveness of Delta’s internal control over financial reporting be included in Delta’s 2019 Form 10-K filed with the SEC. The Audit Committee also appointed EY as Delta’s independent auditors for 2020, subject to shareholder ratification.

William H. Easter III, Chair
Francis S. Blake
Ashton B. Carter
David G. DeWalt
Michael P. Huerta
Kathy N. Waller

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SHAREHOLDER PROPOSALS

Proposal 4 — SHAREHOLDER PROPOSAL – RIGHT TO ACT BY WRITTEN CONSENT

WHAT AM I VOTING ON?

A shareholder has submitted a proposal requesting the ability for shareholders to act by written consent. The Board recommends that you vote AGAINST this proposal.

SHAREHOLDER PROPOSAL

Mr. John Chevedden, who holds 100 shares of common stock, has submitted the following proposal and supporting statement and has given notice that he intends to present the proposal at the annual meeting.

Proposal 4 - Adopt a Mainstream Shareholder Right – Written Consent

Shareholders request that our board of directors take the steps necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to give shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any appropriate topic for written consent.

Hundreds of major companies enable shareholder action by written consent. This proposal topic won majority shareholder support at 13 large companies in a single year. This included 67%-support at both Allstate and Sprint. This proposal topic also won 63%-support at Cigna Corp. (CI) in 2019. This proposal topic would have received higher votes than 63% to 67% at these companies if more shareholders had access to independent proxy voting advice.

The right for shareholders to act by written consent is gaining acceptance as more important right than the right to call a special meeting. This also seems to be the conclusion of the Intel Corporation (INTC) shareholder vote at the 2019 Intel annual meeting.

The directors at Intel apparently thought they could divert shareholder attention away from written consent by making it less difficult for shareholders to call a special meeting. However Intel shareholders responded with greater support for written consent inn 2019 compared to 2018.

The 2019 edition of this proposal won 37%-support. The 37%-support was significant because the Delta directors apparently thought they could decrease support for this topic by lowering the stock ownership threshold to call a special meeting from 40% to 20%.

After a 45%-vote for a written consent shareholder proposal The Bank of New York Mellon Corporation (BK) said it adopted written consent in 2019.

And a proxy advisor set certain minimum requirements for a company adopting written consent in case the directors of a company are tempted to adopt a “fig leaf” version of written consent.

Please vote yes:

Shareholder Right to Act by Written Consent - Proposal 4

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STATEMENT IN OPPOSITION

The Board of Directors strongly supports the principles that the Board should be accountable to all shareholders and that shareholders should be able to raise important matters. The current governance practices and policies of our Board achieve these principles in many ways, including through shareholders’ ability to call special meetings, “proxy access” rights and our shareholder engagement program. As a result, the proposal is unnecessary given Delta’s current governance practices and is not in the best interests of our shareholders as a whole.

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Commitment to Strong and Evolving Governance Practices. The Board regularly reviews our corporate governance practices and adjusts as necessary to maintain leading governance practices. Our governance program includes the following leading practices:

›

Annual election of all directors;

›

Majority voting for directors in uncontested elections;

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Independent chairman and separation of chairman and CEO roles;

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Proxy access for director candidates nominated by eligible shareholders;

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Holders of 20% of outstanding common stock have the ability to call special meetings of shareholders;

›

No shareholder rights plans or super-majority voting;

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Robust annual self-evaluation of the Board and Board committees;

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Ongoing Board refreshment and succession planning;

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Meaningful stock ownership and retention guidelines; and

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Additional avenues for shareholder input, including

›

Ability to suggest director nominees to the Corporate Governance Committee;

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Ability to communicate directly with the non-management directors; and

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Regular shareholder engagement.

As an example of the Board’s regular review of our governance practices, the Board approved an amendment to Delta’s Bylaws in 2019 to reduce the percentage of voting power required to call a special meeting of shareholders from 40% to 20%. In addition, the Board in February 2020 approved updates to the charter of the Personnel & Compensation Committee to confirm the committee’s oversight of human capital management matters.

Shareholders Have the Ability to Raise Matters and Act Outside the Annual Meeting Cycle. In addition to the ability to present matters at annual meetings, the right of shareholders’ to call a special meeting, along with Delta’s established shareholder communication and engagement practices, provides shareholders with meaningful opportunities to raise important matters and, if necessary, pursue actions for shareholder consideration outside the annual meeting process. A threshold of 20% of the outstanding shares needed to call a special meeting provides shareholders with a meaningful ability to call a special meeting.

As described in the summary section of this proxy statement, we regularly engage with our investors to learn and understand their views. Through direct and regular presentations, conversation with shareholders and active monitoring of communications from shareholders, the company seeks shareholder views on a wide variety of topics including governance and financial performance of the company, our executive compensation programs, ESG and sustainability matters, and strategy and risk management.

These rights and practices provide meaningful, year-round opportunities for shareholders to bring matters to the attention of company management, the Board and other shareholders.

Our Current Practices are Efficient and Protect all Shareholders. The transparency of the annual and special meeting process offers important protections and advantages for shareholders that are absent from a written consent process. Shareholder meetings and votes take place transparently on a specified date and with a specified agenda that is publicly announced well in advance, giving all interested shareholders an opportunity to consider proposed actions and express their views. Accurate and complete information about proposed actions is widely distributed in a proxy statement before the meeting, which promotes well-informed consideration on the merits of the proposed actions. Shareholder meetings provide shareholders with a forum for discussion and consideration of the proposed action. In addition, the Board is able to analyze and provide a recommendation with respect to actions proposed to be taken at a shareholder meeting.

In contrast, adoption of this written consent proposal would make it possible for the holders of a simple majority of outstanding shares of Delta’s common stock to take significant corporate action without any prior notice to the company, and without giving all shareholders an opportunity to consider, deliberate, and vote on shareholder actions that may have important ramifications for both Delta and all shareholders. The proposed written consent process would effectively disenfranchise all shareholders who do not have (or are not given) the opportunity to participate in the written consent.

In summary, the Board continues to believe that the strong corporate governance practices already in place at Delta, including the shareholders’ ability to call a special meeting, the robust set of rights and demonstrated responsiveness to shareholders, provide the appropriate means to advance shareholders’ interests without potentially disenfranchising some shareholders. These rights and practices allow the Board to oversee the business and affairs of Delta for the benefit of all shareholders while avoiding the governance risk associated with the right to act by written consent. For these reasons, we believe the ability to act by written consent is neither necessary nor in the shareholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

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Proposal 5 — SHAREHOLDER PROPOSAL - CLIMATE LOBBYING REPORT

WHAT AM I VOTING ON?

A shareholder has submitted a proposal requesting that the Board of Directors issue a climate lobbying report. The Board recommends that you vote AGAINST this proposal.

SHAREHOLDER PROPOSAL

BNP Paribas Asset Management, has represented that it has beneficially owned the requisite amount of our common stock for more than one year, has submitted the following proposal and supporting statement and has notified us that a representative will present the proposal set forth below at the annual meeting.

Climate Lobbying Report

Shareholders request that the Board of Directors conduct an evaluation and issue a report within the next year (at reasonable cost, omitting proprietary information) describing if, and how, Delta Air Lines’ lobbying activities (direct and through trade associations) align with the goal of limiting average global warming to well below 2 degrees Celsius (the Paris Climate Agreement’s goal). The report should also address the risks presented by any misaligned lobbying and the company’s plans, if any, to mitigate these risks.

Supporting Statement

According to the most recent annual “Emissions Gap Report” issued by the United Nations Environment Programme (November 26, 2019), critical gaps remain between the commitments national governments have made and the actions required to prevent the worst effects of climate change. Companies have an important and constructive role to play in enabling policy-makers to close these gaps.

Corporate lobbying activities that are inconsistent with meeting the goals of the Paris Agreement present regulatory, reputational and legal risks to investors. These efforts also present systemic risks to our economies, as delays in implementation of the Paris Agreement increase the physical risks of climate change, pose a systemic risk to economic stability and introduce uncertainty and volatility into our portfolios. We believe that Paris-aligned climate lobbying helps to mitigate these risks, and contributes positively to the long-term value of our investment portfolios.

Of particular concern are the trade associations and other politically active organizations that speak for business but, unfortunately, too often present forceful obstacles to progress in addressing the climate crisis.

As investors, we view fulfillment of the Paris Agreement’s agreed goal–to hold the increase in the global average temperature to “well below” 2°C above preindustrial levels, and to pursue efforts to limit the temperature increase to 1.5°C - as an imperative. We are convinced that unabated climate change will have a devastating impact on our clients, plan beneficiaries, and the value of their portfolios. We see future “business as usual” scenarios of 3-4°C or greater as both unacceptable and uninvestable.

We commend Delta Air Lines for responding to CDP’s annual climate change survey, including information on the company’s direct (in the company’s name) and indirect (through trade associations and other organizations) lobbying efforts related to climate change and their consistency with corporate policy. Two hundred institutional investors managing $6.5 trillion recently wrote to Delta, seeking an answer to a different question: How does Delta work to ensure that its direct and indirect lobbying activities align with the Paris Agreement’s goals, and what does the company do to address any misalignments it has found? The investors received no response to their letter.

Thus, we urge the Board and management to assess the company’s climate related lobbying and report to shareholders.

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STATEMENT IN OPPOSITION

The Board of Directors believes that Delta’s lobbying efforts are clearly aligned with responsible climate action, including the reduction of carbon emissions from aviation. For years, Delta has set an industry-leading course of action to reduce greenhouse gasses related to our business. In addition, Delta recently announced that we will commit $1 billion during the next ten years on our journey to become the first carbon neutral airline globally. The need to reduce and remove carbon from our environment is a long-term challenge that will remain after COVID-19 is solved for. Delta remains committed to becoming carbon neutral globally and has not changed its $1 billion commitment over the next 10 years. Our focus and commitment are clear, and lobbying efforts and environmental policies are transparent. Therefore, the proposal does not advance the interests of Delta’s shareholders beyond the steps we have already taken and are continuing to take.

Delta’s lobbying efforts are clearly aligned with responsible climate action, including the reduction of carbon emissions from aviation. Delta has focused our emissions lobbying efforts through the International Air Transport Association (IATA) and the U.S. government. This is where we believe we can have a positive impact on carbon emission issues that affect our industry and create consistent regulation across our operations. Members of IATA, including Delta, have recognized for years the need to address the global challenge of climate change. In 2009, IATA adopted a set of ambitious targets to mitigate carbon dioxide (CO2) emissions from air transport. These include an average improvement in fuel efficiency of 1.5% per year from 2009-2020, a cap on net international aviation CO2 emissions beginning in 2021 and a reduction in net aviation CO2 emissions by 50% by 2050, relative to 2005 levels.

The cap on net international aviation CO2 emissions was adopted by the International Civil Aviation Organization (ICAO), a United Nations specialized agency that oversees aviation, as the Carbon Offset and Reduction Scheme for International Aviation (CORSIA) in 2016. Delta is actively participating through monitoring, reporting and verification of emissions and through the ICAO Committee on Aviation Environmental Protection working groups. In addition to Delta’s emissions reduction efforts discussed below, Delta has engaged with IATA and the U.S. government to ensure the ICAO process and CORSIA include Delta’s philosophy to address emissions. Subsequent to receiving this proposal, Delta has discussed its lobbying efforts with the proponents.

Delta is an industry leader in the reduction of greenhouse gasses. Prior to and above and beyond our commitment to CORSIA, Delta was the first and only U.S. airline to voluntarily cap greenhouse gas emissions at 2012 levels. This action is significantly more aggressive than CORSIA on several fronts: Delta uses a much more aggressive baseline (2012 vs. 2019/2020) to cap emissions and implemented the cap nine years ahead of CORSIA; and the cap applies to Delta’s total carbon footprint (domestic, international and all other ground-based emissions), which is third party verified in accordance with The Climate Registry protocol. Through this commitment, Delta has purchased and retired offsets for 12 million metric tons of CO2.

Delta is also focused on maximizing fuel efficiency and exploring alternatives to conventional jet fuel. Fuel efficiency is primarily driven by fleet renewal because new aircraft are 25% more fuel efficient than the aircraft they replace. In the past 5 years, Delta has taken delivery of over 300 new aircraft, about a third of our fleet. We received 88 new aircraft in 2019. New aircraft deliveries have enabled Delta to reduce overall emissions by 9% since 2005. Additionally, Delta has established a Fuel Board and Fuel Council to oversee fuel efficiency targets and progress. In 2019, these initiatives save 33 million gallons of fuel and reduced emissions by 326,000 metric tons. Through these collective efforts, Delta achieved a 2% fuel efficiency improvement in 2019.

Coupled with fleet renewal, Delta is investing in sustainable aviation fuel (SAF) to further reduce our carbon footprint and encouraging the U.S. government to expand its support of research into SAF and providing incentives for the use of SAF. SAF is made from alternative feedstocks, including cooking oils, plant oils, municipal waste and agricultural residues. Use of SAF has shown reductions in overall carbon lifecycle emissions up to 80% when compared to conventional jet fuel. Specifically, Delta has partnered with Airbus to fuel delivery flights of new aircraft with an SAF blend. We have invested in a feasibility study to produce SAF from forest debris and have also signed a long-term offtake agreement for 10 million gallons of SAF a year from a facility that will produce SAF from the inedible portions of agricultural corn.

Delta has recently committed $1 billion to become the first carbon neutral airline globally. Building on this strong legacy of industry leadership, on February 14, 2020, Delta announced our commitment of $1 billion over the next 10 years on our journey to mitigate all emissions from our global business going forward. We plan to invest in driving innovation, advancing clean air travel technologies, accelerating the reduction of carbon emissions and waste, and establishing new projects to mitigate the balance of emissions.

The company’s efforts to become carbon neutral include the following:

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Carbon reduction: Reducing Delta’s carbon footprint through enterprise-wide efforts to decrease the use of jet fuel and increase efficiency. Areas of focus include an ambitious fleet renewal program, improved flight operations, weight reduction, and increased development and use of sustainable aviation fuels.

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Carbon removal: Investing in innovative projects and technology to remove carbon emissions from the atmosphere that go beyond the airline’s current commitments, and investigating carbon removal opportunities through forestry, wetland restoration, grassland conservation, marine and soil capture, and other negative emissions technologies.

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Stakeholder engagement: Building coalitions with our employees, suppliers, global partners, customers, industry colleagues, investors and other stakeholders to advance carbon reduction and removal goals and maximize our global impact.

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Delta’s lobbying efforts and environmental policies are transparent. Delta’s lobbying activities are subject to comprehensive regulation at both the federal and state levels. Federal law requires the filing of regular, detailed reports with the U.S. Senate and the U.S. House of Representatives disclosing general and specific lobbying activities that are undertaken on our behalf, which are publicly available. State lobbying activities also are subject to detailed registration and disclosure requirements, and such reports are also publicly available through the applicable state authorities. Delta’s Carbon Emissions Policy and Environmental Policy are publicly available on delta.com at https://www.delta.com/sustainability.

As a result of Delta’s leadership in the airline industry on climate action, our recent significant commitment to become the first global carbon neutral airline, and our responsible and transparent lobbying efforts on environmental matters, the Board does not believe that this proposal is necessary or in the best interests of Delta’s shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

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Proposal 6 — SHAREHOLDER PROPOSAL - POLITICAL CONTRIBUTIONS REPORT

WHAT AM I VOTING ON?

A shareholder has submitted a proposal requesting the company provide a political contributions report. The Board recommends that you vote AGAINST this proposal.

SHAREHOLDER PROPOSAL

Friends Fiduciary Corporation, which holds over 2,200 shares of common stock, has submitted the following proposal and supporting statement and has given notice they intend to present the proposal at the annual meeting.

Delta Air Lines, Inc. Political Disclosure Shareholder Resolution

Resolved, that the shareholders of Delta Air Lines Inc. (“Delta” or “Company”) hereby request that the Company provide a report, updated semiannually, disclosing the Company’s:

1. Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2. Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

a. The identity of the recipient as well as the amount paid to each; and

b. The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.

Supporting Statement

As long-term shareholders of Delta, we support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.

Disclosure is in the best interest of the company and its shareholders. The Supreme Court recognized this in its 2010 Citizens United decision, which said, “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.”

Publicly available records show Delta has contributed at least $1,500,000 in corporate funds since the 2010 election cycle (CQMoneyLine: http://moneyline.cq.com; National Institute on Money in State Politics: http://www.followthemoney.org).

However, relying on publicly available data does not provide a complete picture of the Company’s electoral spending. For example, the Company’s payments to trade associations that may be used for election-related activities are undisclosed and unknown. This proposal asks the Company to disclose all of its electoral spending, including payments to trade associations and other tax-exempt organizations, which may be used for electoral purposes. This would bring our Company in line with a growing number of leading companies, including The Coca-Cola Company, Norfolk Southern Corporation, and United Technologies Corporation, Inc., which present this information on their websites.

The Company’s Board and shareholders need comprehensive disclosure to fully evaluate the use of corporate assets in elections. We urge your support for this critical governance reform.

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STATEMENT IN OPPOSITION

The Board of Directors and its Corporate Governance Committee have considered this proposal and concluded that its adoption would not be in the best interests of our shareholders. As described below, Delta already provides information publicly about its participation in the political process, but believes that providing all of the information requested by the proponent would be detrimental to Delta and its shareholders.

Delta’s participation in the political process is essential. The Board of Directors strongly believes Delta should be an effective participant in the political process. Delta is subject to extensive regulation internationally and at the federal, state and local levels of government of the United States. Regulations by governments in the United States and around the world have a significant impact on Delta’s business. Therefore, engagement in the legislative and regulatory process is necessary to Delta’s success and is in the best interests of shareholders. Delta regularly presents its views on public policy and regulatory matters.

Delta provides appropriate information about its political contributions. A report regarding Delta’s political contributions is posted on the Investor Relations website at http://ir.delta.com on the Governance tab. This report has been refreshed and updated for 2020 to provide additional transparency into Delta’s engagement in the political process.

Delta’s participation in the political process is subject to appropriate oversight to ensure compliance with applicable laws. An important part of participating effectively in the political process at the federal, state and local level is making prudent and appropriate political contributions where permitted by applicable law. The Corporate Governance Committee of the board of directors is responsible for overseeing the company’s corporate and PAC political contributions and receives annual formal reports. Management of our participation in such activities is the responsibility of the Executive Vice President, Chief Legal Officer and Corporate Secretary in conjunction with the Senior Vice President – Government Affairs, and the Vice President – State Government Affairs. Delta’s political spending is aligned to a set of giving criteria and not the political preferences of any individual board member, officer or employee.

Political participation takes many forms, including lobbying, making political contributions, and participating in trade associations. In conducting these activities, Delta conducts its business ethically and in compliance with the law. Management regularly consults with outside counsel to ensure political activities undertaken are reported as required by applicable federal, state and local laws.

Delta provides an opportunity for its employees to participate in the political process by joining its non-partisan political action committee, the Delta Air Lines Political Action Committee (“DeltaPAC”). DeltaPAC makes contributions to federal candidates and committees, which are funded solely by the voluntary contributions from PAC eligible employees. Delta does not favor or disadvantage any employee by reason of the amount of their contribution or the decision not to contribute to DeltaPAC. DeltaPAC offers employees an opportunity to speak with a unified voice on issues important to our company. DeltaPAC has its own board of directors, which approves all PAC contributions. The DeltaPAC board of directors has established in its operating guidelines the following criteria to support candidates on a bipartisan basis - their position on Delta’s priority issues, leadership position, committee assignments, representation of Delta operations/people and likelihood of election success. DeltaPAC is registered with the Federal Election Commission (“FEC”) and files monthly reports with the FEC. These reports are publicly available and provide an itemization of the DeltaPAC receipts and disbursements, including its contributions to candidates, party committees and any other organizations. DeltaPAC contribution information may be found on the FEC website at: https://www.fec.gov/data/committee/C00104802.

Delta participates in trade and industry associations, such as the International Air Transport Association and the United States Chamber of Commerce that may support our public advocacy efforts. In addition, Delta rejoined the U.S. trade association Airlines for America in January 2020. Delta is also a member of various chambers of commerce at the state and local level which may participate in public advocacy matters. As a leader in the aviation industry, participation in these organizations allows us to share our business expertise and to be part of public education efforts regarding issues facing our industry and the business community. This process provides for alignment of our engagement with our company’s goals.

The company’s transparent disclosure and oversight of its political activity and contributions are sufficient to address the concerns outlined in the proposal. Accordingly, the Board believes that the report requested in the proposal is unnecessary and redundant. For the foregoing reasons, the Board has concluded this shareholder proposal is not in the best interests of the Company and the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

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Proposal 7 — SHAREHOLDER PROPOSAL - SEXUAL HARASSMENT POLICY

WHAT AM I VOTING ON?

A shareholder has submitted a proposal related to the prevention of workplace sexual harassment. The Board recommends that you vote AGAINST this proposal.

SHAREHOLDER PROPOSAL

Service Employees International Union Pension Plans Master Trust has represented that it has beneficially owned the requisite amount of our common stock for more than one year, has submitted the following proposal and supporting statement and has given notice it intends to present the proposal at the annual meeting.

RESOLVED that shareholders of Delta Air Lines, Inc. (“Delta”) urge the Board of Directors to strengthen Delta’s prevention of workplace sexual harassment by formalizing the Board’s oversight responsibility, aligning senior executive compensation incentives, reviewing (and if necessary overseeing revision of) company policies, and reporting to shareholders by December 31, 2020 on actions taken (omitting confidential and proprietary information, as well as facts relevant to claims against Delta of which Delta has notice).

SUPPORTING STATEMENT

Recently, workplace sexual harassment has generated a great deal of attention from the media and policy makers and has spurred significant public debate. The high-profile #metoo social media hashtag, and sexual harassment claims involving public figures like Bill O’Reilly, Steve Wynn, Les Moonves and Travis Kalanick, have highlighted the prevalence of harassment and its impact. The proportion of Americans who believe that sexual harassment in the workplace is a serious problem increased from 47% in 2011 to 64% in 2017. (Cornerstone)

New York and Maryland have passed new laws that, among other things, bar mandatory arbitration of sexual harassment claims. One hundred twenty-five laws were introduced in 2018 in 32 legislatures on the subject of sexual harassment in the legislature itself.

Workplace sexual harassment can damage companies in several ways. First, it may harm corporate reputation, which can alienate consumers. A recent study reported in the Harvard Business Review found that a single sexual harassment claim makes a company seem less equitable and that sexual harassment, more than financial misconduct, is perceived as evidence of a problematic corporate culture.

Companies whose corporate culture tolerates sexual harassment tend to have higher turnover and less productive employees. The Center for American Progress estimates median turnover costs at 21% of an employee’s annual salary. Productivity can fall due to absenteeism, lower motivation, greater conflict and avoiding interaction with harassers. Allegations of sexual harassment can also lead to declines in share value. For example, the market capitalization of Wynn Resorts dropped by $3 billion over two days after allegations of sexual harassment against CEO Steve Wynn surfaced.

A company’s board can play a key role in preventing and remedying sexual harassment by setting the appropriate “tone-at-the-top.” Robust board oversight is especially important for the airline industry. According to one survey, nearly 70% of flight attendants have been sexually harassed while at work. Delta’s in-flight service group constitutes 25.2% of its workforce, Delta’s second largest operational division.

Neither the corporate governance guidelines nor any committee charter assigns responsibility for managing and mitigating of risks related to sexual harassment. While Delta’s incentive plan metrics influence payouts related to front-line employees under the company’s profit sharing plans, the metrics used for incentive compensation do not include evaluations of ethical behavior or contributions to corporate culture. Delta’s 2018 Corporate Responsibility Report makes no reference to sexual harassment, despite highlighting Delta’s workplace safety record and the importance of Delta’s “people-focused” culture. We urge shareholders to vote for this proposal.

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STATEMENT IN OPPOSITION

Delta is committed to maintaining a workplace free from harassment, and the Board of Directors strongly supports the prevention and elimination of incidents of sexual harassment. While Delta supports the underlying goals of the proposal, the Board does not believe that the prescriptive approach outlined in the shareholder proposal is the best way to address the prevention of sexual harassment, nor would it result in an efficient or effective allocation of our resources. We strive to build a safe, harassment-free and inclusive workplace for everyone, and have already established policies and procedures intended to prevent all forms of workplace harassment, including sexual harassment.

Delta Has Already Established Policies and Procedures to Prevent Workplace Sexual Harassment. As stated in our Code of Ethics and Business Conduct, safety is our highest priority, including the safety of our employees. In accord with our core values, we take all forms of harassment very seriously. We have strong policies prohibiting harassment and we provide training to all employees and managers on those policies. We have avenues to report concerns and we address those concerns — including conducting investigations into alleged wrongdoing — promptly and thoroughly. Our policies prohibiting discrimination, harassment and retaliation are set forth in The Code of Ethics and Business Conduct, The Way We Fly, Equal Opportunity Policy and–Delta’s most recently adopted policy specifically addressing sexual harassment–Sexual Harassment Policy for New York. Delta maintains and refers to its Internal Investigations Policy and Protocol, which specifically includes all types of harassment, to better protect the safety of our employees and maintain oversight of all harassment (including sexual harassment) reports.

All Delta employees must undergo sexual harassment training, which includes specific examples addressing sexual harassment. In addition, our employees participate in training modules about our Code of Ethics and Business Conduct, which includes a discussion about our policies prohibiting discrimination and harassment. Delta employees are encouraged to act visibly and intentionally to create an atmosphere in which each and every employee at every level of the company has confidence that if they feel they are suffering discrimination, harassment or intimidation of any sort, they can bring those concerns forward. We are committed to providing a safe workplace by investigating those concerns swiftly, fairly and in a way that absolutely ensures that wrongdoers are held accountable and employees suffer no adverse consequences from having raised their concern. Additionally, leaders and managers are given specific training to help them recognize and prevent workplace conditions that may be conducive to sexual harassment, and prepare them to take action if allegations of sexual harassment are brought forward.

As a part of Delta’s open door policy, the Delta Safety, Ethics and Compliance HelpLine makes it easy to report conduct that may be unethical, illegal, a violation of professional standards or contradictory to Delta’s Code of Ethics and Business Conduct. The HelpLine is available toll-free, 24 hours a day, 7 days a week and online via email. Reports to the HelpLine can be anonymous where allowed by local law. Using the HelpLine, employees can speak up about concerns, including those regarding harassment. Reports from the HelpLine regarding sexual harassment are reviewed and investigated promptly by the appropriate department, including Human Resources and Equal Opportunity. In addition, the Law Department and the Ethics & Compliance team meet with representatives from Human Resources, Equal Opportunity, and Corporate Safety, Security & Compliance to review the information gathered during investigations and assist, if necessary, in developing responses.

Further, the Audit Committee charter expressly states that the committee will oversee all procedures and processes relating to Delta’s Code of Ethics and Business Conduct, which includes regular reviews, and periodic reports on any complaints, allegations, and incidents regarding sexual harassment and other forms of unlawful harassment, and workplace discrimination reported pursuant to the Code. Through these regular processes and special reports from Delta’s corporate audit team, the Audit Committee and the Board are actively engaged in the oversight of the prevention of and response to workplace sexual harassment.

Delta’s Executive Compensation Structure Is Aligned with the Interests of Our Shareholders. As described in our proxy statements, our executive compensation program reflects corporate governance policies and compensation practices that are transparent and consistent with best practices. Supporting our executive compensation program’s goal to reinforce our culture by ensuring a strong connection between pay and performance, Delta has established a broad clawback policy, under which the Company may recoup executive compensation in the event of certain misconduct that violates Company policies. Accordingly, the Company has already aligned its senior executive compensation incentives with the interests of the Company’s shareholders.

Given the robust policies and resources already in place, our commitment to employee safety and our steadfast commitment to ongoing improvement, our Board of Directors does not believe that implementing this proposal would benefit our shareholders. Accordingly, our Board of Directors recommends that shareholders vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

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VOTING INFORMATION

Internet Availability of Proxy Materials

All of our proxy materials (including our 2019 Form 10-K) are made available to our shareholders on the Internet, rather than mailing paper copies to each shareholder. If you received a Notice Regarding the Availability of Proxy Materials (the Notice) by U.S. or electronic mail, you will not receive a paper copy of these proxy materials unless you request one. Instead, the Notice tells you how to access and review the proxy materials and vote your shares. If you would like to receive a paper copy of our proxy materials free of charge, follow the instructions in the Notice. The Notice will be distributed to our shareholders beginning on or about May 7, 2020.

Shareholders Entitled to Vote

The Board of Directors set April 30, 2020 as the record date for the meeting. This means that our shareholders as of the close of business on that date are entitled to notice of and to vote at the annual meeting. On April 15, 2020, 637,826,107 shares of Delta common stock were outstanding and we do not expect the number of shares will change materially as of the record date. The common stock is the only class of securities entitled to vote at the meeting. Each outstanding share entitles its holder to one vote.

Quorum for the Annual Meeting

The quorum at the annual meeting will consist of a majority of the votes entitled to be cast by the holders of all shares of common stock that are outstanding and entitled to vote. Abstentions from voting and broker non-votes, if any, will be counted in determining whether a quorum is present. The meeting will not commence if a quorum is not present.

How to Vote

It is important that you vote in order to play a part in the future of the company. Please carefully review the proxy materials and follow the instructions below to cast your vote.

Shares of Common Stock Registered in Your Name or Held under Plans

The control number you receive in your Notice (or Notices) only covers shares of common stock in any of the following forms:

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common stock registered in your name (registered shares);

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common stock held in your account under the Delta 401(k) Retirement Plan for Pilots (Pilot Plan);

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common stock allocated to your account under the Delta 401(k) Retirement Plan or the Delta 401(k) Retirement Plan for Ready Reserves (collectively referred to as the 401(k) Retirement Plans); or

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unvested restricted common stock granted under the Delta Air Lines, Inc. Performance Compensation Plan.

SPECIAL NOTE TO DELTA EMPLOYEES ABOUT THE EMPLOYEE STOCK PURCHASE PLAN

If you are a Delta employee participating in the Employee Stock Purchase Plan, any control number you receive in your Notice does not cover shares of common stock purchased pursuant to the plan. These shares are held for your benefit by Fidelity in street name and you must instruct Fidelity regarding voting these shares on your behalf. See “Shares Held in Street Name” on page 70.

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If you hold shares in more than one of the ways listed, you may receive more than one Notice with separate control numbers. You will need to submit voting instructions for shares associated with each control number in order to vote all of your shares.

Your submission of voting instructions for registered shares results in the appointment of a proxy to vote those shares. In contrast, your submission of voting instructions for common stock held in Pilot Plan accounts or allocated to 401(k) Retirement Plans accounts, or for unvested restricted common stock granted under the Delta Air Lines, Inc. Performance Compensation Plan, instructs the applicable plan trustee or administrator how to vote those shares, but does not result in the appointment of a proxy. You may submit your voting instructions regarding all shares covered by the same control number before the meeting by using our Internet or telephone system or by completing and returning a proxy card, as described below. As noted above, if you hold shares in more than one way, you will need to vote the shares associated with each control number separately. You may vote in one of the following ways:

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Voting by the Internet or Telephone. You may vote using the Internet or telephone by following the instructions in the Notice to access the proxy materials and then following the instructions provided to allow you to record your vote. After accessing the proxy materials, to vote by the Internet, go to www.proxyvote.com and follow the instructions, or to vote by telephone call 1-800-690-6903. The Internet and telephone voting procedures are designed to authenticate votes cast by using a personal identification number. These procedures enable shareholders to confirm their instructions have been properly recorded.

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Voting by Proxy Card. If you obtained a paper copy of our proxy materials, you may also vote by signing, dating and returning your instructions on the proxy card in the enclosed postage-paid envelope. Please sign the proxy card exactly as your name appears on the card. If shares are owned jointly, each joint owner should sign the proxy card. If a shareholder is a corporation or partnership, the proxy card should be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, state the signer’s full title and provide a certificate or other proof of appointment.

To be effective, instructions regarding shares held in your Pilot Plan account or allocated to your 401(k) Retirement Plans account must be received by 5:00 p.m. Eastern Daylight Time on June 16, 2020. Instructions regarding registered shares or unvested restricted common stock must be received by 11:59 p.m. Eastern Daylight Time on June 17, 2020.

You may also vote registered shares by attending the annual meeting and voting via the online voting platform; this will revoke any proxy you previously submitted.

Note that you may not vote shares of unvested restricted common stock, shares held in your Pilot Plan account or shares allocated to your 401(k) Retirement Plans account at the meeting. If you do not submit voting instructions in a timely manner regarding shares of unvested restricted common stock, shares held in your Pilot Plan account or shares allocated to your 401(k) Retirement Plans account, they will not be voted. See “Shares Held in Street Name” below for information about voting Employee Stock Purchase Plan shares.

All properly submitted voting instructions, whether submitted by the Internet, telephone or U.S. mail, will be voted at the annual meeting according to the instructions given, provided they are received prior to the applicable deadlines described above. All properly submitted proxy cards not containing specific instructions will be voted in accordance with the Board of Directors’ recommendations set forth on page 72. The members of Delta’s Board of Directors designated to vote the proxies returned pursuant to this solicitation are Edward H. Bastian and Francis S. Blake.

Shares Held in Street Name

If your shares are held in the name of a broker, bank or other record holder (that is, in street name), refer to the instructions provided by the record holder regarding how to vote your shares or to revoke your voting instructions. This includes any shares purchased through the Employee Stock Purchase Plan. Without a proxy from the record holder, you may not vote shares held in street name by returning a proxy card. If you hold your shares in street name, it is critical that you provide instructions to, or otherwise follow the instructions provided to you in the Notice, voting instruction form or other information provided to you by the broker, bank or other nominee that holds your shares, if you want your shares to count in the election of directors (Proposal 1), the advisory vote on executive compensation (Proposal 2) and the shareholder proposals (Proposals 4-7). As described in the next section of this proxy statement, regulations prohibit your bank or broker from voting your shares on these proposals, but they may vote your shares on Proposal 3 without instructions.

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Revoking a Proxy or Voting Instructions

If you hold registered shares, unvested restricted common stock, shares in Pilot Plan accounts or shares allocated to 401(k) Retirement Plans accounts, you may revoke your proxy or voting instructions prior to the meeting by:

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providing written notice to Delta’s Law Department at Delta Air Lines, Inc., Dept. No. 981, 1030 Delta Boulevard, Atlanta, Georgia 30354, Attention: Corporate Secretary; or

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submitting later-dated instructions by the Internet, telephone or U.S. mail.

To be effective, revocation of instructions regarding shares held in Pilot Plan accounts or allocated to 401(k) Retirement Plans accounts must be received by 5:00 p.m. Eastern Daylight Time on June 16, 2020. Revocation of instructions regarding registered shares or unvested restricted common stock must be received by 11:59 p.m. Eastern Daylight Time on June 17, 2020.

You may also revoke your proxy covering registered shares by attending the annual meeting and voting via the online meeting platform. Attending the meeting virtually will not, by itself, revoke a proxy.

Limitation on Brokers’ Authority to Vote Shares

Under New York Stock Exchange (NYSE) rules, brokerage firms may vote in their discretion on certain matters on behalf of clients who do not provide voting instructions at least 15 days before the date of the annual meeting. Generally, brokerage firms may vote to ratify the appointment of independent auditors and on other “discretionary” items. Because proposals other than Proposal 3 are not discretionary items, brokers are not permitted to vote your shares on these proposals unless you provide voting instructions. Accordingly, if your shares are held in a brokerage account and you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker on Proposal 3, but not the other proposals described in this proxy statement. Broker non-votes will not be considered in connection with Proposals 1, 2, 4, 5, 6 and 7. Therefore, we urge you to give voting instructions to your broker on all proposals.

Votes Necessary to Act on Proposals

At an annual meeting at which a quorum is present, the following votes will be necessary on each of the proposals:

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Each director shall be elected by the vote of a majority of the votes cast with respect to the director. For purposes of this vote, a majority of the votes cast means that the number of shares voted “for” a director must exceed 50% of the votes with respect to that director (excluding abstentions).

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The advisory vote to approve executive compensation (say on pay) requires the affirmative vote of the majority of shares present and entitled to vote at the meeting. Abstentions have the same effect as votes against the proposal. While this is a non-binding advisory vote, the Board values the opinions of our shareholders and the Personnel & Compensation Committee of the Board of Directors will review and consider the voting results when making future decisions regarding executive compensation.

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Ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2020 requires the affirmative vote of the majority of shares present and entitled to vote at the meeting. Abstentions have the same effect as votes against the proposal.

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Approval of the shareholder proposals described in this proxy statement requires the affirmative vote of the majority of shares present and entitled to vote. Abstentions have the same effect as votes against the proposal.

Broker non-votes, if any, will be handled as described under “Limitation on Brokers’ Authority to Vote Shares” above.

2020 PROXY STATEMENT 71

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Recommendations of the Board

The Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting as follows:

FOR the election of the director nominees named in this proxy statement;

FOR the approval, on an advisory basis, of the compensation of Delta’s named executive officers; and

FOR the ratification of the appointment of Ernst & Young LLP as Delta’s independent auditors for the year ending December 31, 2020.

AGAINST the shareholder proposals described in this proxy statement.

All properly submitted proxy cards not containing specific instructions will be voted in accordance with the Board’s recommendations.

ir.delta.com	2020 PROXY STATEMENT 72

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OTHER INFORMATION

Presentation of Other Business at the Meeting

Delta is not aware of any business to be transacted at the annual meeting other than as described in this proxy statement. If any other item or proposal properly comes before the meeting (including, but not limited to, a proposal to adjourn the meeting in order to solicit votes in favor of any proposal contained in this proxy statement), the proxies received will be voted at the discretion of the directors designated to vote the proxies.

Attending the Meeting Virtually

The safety of our shareholders, employees and other attendees at the annual meeting is of utmost concern to us. Accordingly, due to the COVID-19 pandemic, we plan to hold the annual meeting virtually. To attend and participate in the annual meeting, shareholders will need to access the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/DAL2020 and using their 16-digit control number provided in the Notice or proxy card to log in to this website. Beneficial owners of shares held in street name will need to follow the instructions provided to them in the Notice, voting instruction form or other information provided by the broker, bank or other nominee that holds their shares. Shareholders who attend and participate in our annual meeting will have an opportunity to have questions answered at the meeting.

We encourage shareholders to log in to this website and access the webcast before the annual meeting’s start time. We plan to have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page: www.virtualshareholdermeeting.com/DAL2020. Further instructions on how to attend, participate in and vote at the annual meeting virtually, including how to demonstrate your ownership of our common stock as of the record date, are also available at www.virtualshareholdermeeting.com/DAL2020.

Householding

As permitted by the 1934 Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless the shareholders have notified Delta of their desire to receive multiple copies of the proxy statement. This is known as householding.

Delta will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to Delta’s Investor Relations toll free at (866) 715-2170.

Shareholders of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, EQ Shareowners Services, to request that only a single copy of the proxy statement be mailed in the future. Contact EQ by phone at (800) 259-2345 or by mail at P.O. Box 64854, St. Paul, MN 55164-0854.

If you hold your shares in street name, you should contact Broadridge Investor Communication Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095 to request that only a single copy of the proxy statement be mailed in the future.

2020 PROXY STATEMENT 73

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Cost of Solicitation

Delta will pay the cost of soliciting proxies. We have retained Innisfree to solicit proxies, by telephone, in person or by mail, for a fee of $25,000 plus certain expenses. In addition, certain Delta officers and employees, who will receive no compensation for their services other than their regular salaries, may solicit proxies. Delta will also reimburse banks, brokers and other nominees for their costs in forwarding proxy materials to beneficial owners of Delta stock. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning and tabulating the proxies.

Submission of Shareholder Proposals

To be considered for inclusion in our proxy statement for the 2021 annual meeting, shareholder proposals other than a director nomination must comply with the requirements under SEC Rule 14a-8 and must be submitted in writing and received by us no later than 5:00 p.m., local time, on January 7, 2021, at the following address:

By delivery:	By mail:
Law Department Delta Air Lines, Inc. Department 981 1030 Delta Boulevard Atlanta, Georgia 30354 Attention: Chief Legal Officer	Law Department Delta Air Lines, Inc. Department 981 P.O. Box 20574 Atlanta, Georgia 30320 Attention: Chief Legal Officer

Under certain circumstances, shareholders may also submit nominations for directors for inclusion in our proxy materials by complying with the requirements in Article II, Section 9 of our Bylaws. Director nominations to be considered for inclusion in proxy materials for the 2021 annual meeting must be received by us at the address above no earlier than December 8, 2020 and no later than January 7, 2021.

In addition, a shareholder may only bring business before the 2021 annual meeting, other than a proposal included in the proxy statement, or may submit nominations for directors, if the shareholder complies with the requirements specified in Article II, Section 8 of our Bylaws. The requirements include:

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providing written notice that is received by Delta’s Corporate Secretary between February 19, 2021 and March 20, 2021 (subject to adjustment if the date of the 2021 annual meeting is moved by more than 30 days, as provided in Article II, Section 8(b) of the Bylaws); and

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supplying the additional information listed in Article II, Section 8(b) of the Bylaws.

Delta’s Bylaws are available at http://ir.delta.com/governance/.

A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the notice provision in our Bylaws, subject to the applicable rules of the Securities and Exchange Commission.

The Corporate Governance Committee evaluates potential nominees for director suggested by shareholders on the same basis as all other potential nominees. To recommend a potential nominee, you may:

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e-mail nonmgmt.directors@delta.com or

›

send a letter addressed to Delta’s Law Department at Delta Air Lines, Inc., Dept. No. 981, 1030 Delta Boulevard, Atlanta, Georgia 30354, Attention: Corporate Secretary.

Each potential nominee is reviewed by the Committee, which decides whether to recommend a candidate for consideration by the full Board.

ir.delta.com	2020 PROXY STATEMENT 74

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Supplemental Information about Financial Measures

We sometimes use information that is derived from our Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (GAAP). Certain of this information is considered “non-GAAP financial measures” under SEC rules. The non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this proxy statement to the most directly comparable GAAP financial measures. Reconciliations may not calculate correctly due to rounding.

Pre-Tax Income, adjusted

We adjust pre-tax income for the following items to determine pre-tax income, adjusted for the reasons described.

MARK-TO-MARKET (“MTM”) ADJUSTMENTS AND SETTLEMENTS ON HEDGES

Mark-to-market (“MTM”) adjustments are defined as fair value changes recorded in periods other than the settlement period. Such fair value changes are not necessarily indicative of the actual settlement value of the underlying hedge in the contract settlement period. Settlements represent cash received or paid on hedge contracts settled during the applicable period.

EQUITY INVESTMENT MTM ADJUSTMENTS

We record our proportionate share of earnings/loss from our equity investments in Virgin Atlantic and Aeroméxico in non-operating expense. We adjust for our equity method investees’ MTM adjustments to allow investors to understand and analyze our core financial performance in the periods shown.

MTM ADJUSTMENTS ON INVESTMENTS

Unrealized gains/losses on our equity investments in GOL, China Eastern, Air France-KLM and Hanjin-KAL, the largest shareholder of Korean Air, which are accounted for at fair value in non-operating expense, are driven by changes in stock prices and foreign currency. During the December 2019 quarter, we sold our GOL investment, which generated a gain in adjusted results that had previously been included in GAAP results. Adjusting for these gains/losses allows investors to better understand and analyze our core operational performance in the periods shown.

DGS SALE ADJUSTMENT

Because we sold DAL Global Services, LLC (“DGS”) in December 2018, we have excluded the impact of DGS from 2018 results for comparability.

(in millions)	Year Ended December 31
	2019	2018
Pre-tax income	$6,198	$5,151
Adjusted for:
MTM adjustments and settlements on hedges	14	(53)
Equity Investment MTM adjustments	(14)	29
MTM Adjustments on investments	13	(14)
DGS sale adjustment	-	(31)
Total Adjustments	13	(69)
PRE-TAX INCOME, ADJUSTED	$6,211	$5,082

2020 PROXY STATEMENT 75

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After-Tax Return on Invested Capital

We present after-tax return on invested capital as management believes this metric is helpful to investors in assessing the company’s ability to generate returns using its invested capital as a measure against the industry. Return on invested capital is tax-effected adjusted total pre-tax income divided by average adjusted invested capital. Average adjusted invested capital represents the sum of the adjusted book value of equity at the end of the last five quarters, adjusted for pension and fuel hedge impacts within other comprehensive income. Average adjusted gross debt is calculated using amounts as of the end of the last five quarters. All adjustments to calculate ROIC are intended to provide a more meaningful comparison of our results to the airline industry.

(in billions, except % of return)	Year Ended December 31
	2019	2018	2017
Pre-tax income	$6.2	$5.2	$5.5
Adjusted for:
MTM adjustments and settlements on hedges	$--	$(0.1)	$(0.3)
Equity investment MTM adjustments	--	--	0.1
Interest expense, net	0.3	0.3	0.4
Interest expense included in aircraft rent	0.3	0.2	0.2
Amortization of retirement actuarial losses	0.3	0.3	0.2
Pre-tax adjusted income	$7.1	$5.9	$6.1
Tax effect	(1.6)	(1.4)	(2.1)
Tax-effected adjusted total pre-tax income	$5.5	$4.5	$4.0
Adjusted book value of equity	$22.1	$21.0	$20.7
Average adjusted gross debt	11.7	11.1	11.0
Average adjusted invested capital	$33.9	$32.1	$31.7

AFTER-TAX RETURN ON INVESTED CAPITAL	16.2%	14.2%	12.7%

ir.delta.com	2020 PROXY STATEMENT 76

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DELTA

DELTA AIR LINES, INC.
1030 DELTA BLVD.
DEPARTMENT 829
ATLANTA, GA 30354-1989

VOTE BEFORE THE MEETING

You may submit this proxy or these voting instructions, as applicable, using the Internet, telephone or U.S. mail. Participants in the Delta Pilots Savings Plan, the Delta Family-Care Savings Plan, the Delta Family-Care Saving Plan and holders of unvested restricted common stock may submit voting instructions on this proxy card.

To vote online or by telephone, have this proxy card in hand and go to www.proxyvote.com or call 1-800-690-6903 and follow the instructions.

If you mail this proxy card, mark, sign and date the card and return it in the postage-paid envelope, or send it to: For registered stockholders and holders of unvested restricted common stock - Delta Air Lines, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For Delta Pilots Savings Plan participants and Delta Family-Care Savings Plan participants - Fidelity Management Trust Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Deadlines

Delta Pilots Savings Plan, Delta Family-Care Savings Plan and Delta Family-Care Saving Plan Participants: Voting instructions submitted using the Internet or telephone must be submitted before 5:00 p.m. Eastern Daylight Time (EDT) on Tuesday, June 16, 2020. Voting instructions submitted by mailing this proxy card must be received by the trustee by that time.

Registered Stockholders and Holders of Unvested Restricted Common Stock: Voting instructions submitted using the Internet or telephone must be submitted before 11:59 p.m. EDT on Wednesday, June 17, 2020. Voting instructions submitted by mailing this proxy card must be received by Broadridge by that time.

VOTE DURING THE MEETING

Go to www.virtualshareholdermeeting.com/DAL2020. You may attend the meeting virtually and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

Delta encourages stockholders to sign up to receive proxy materials electronically in the future. Using electronic communication significantly reduces our printing and postage costs, and helps protect the environment. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive stockholder communications electronically in the future.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D15598-P34625

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELTA AIR LINES, INC.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposals 4, 5, 6 and 7.

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES:

1. Election of Nominees for Director:	For	Against	Abstain
1a. Edward H. Bastian	☐	☐	☐
1b. Francis S. Blake	☐	☐	☐
1c. Ashton B. Carter	☐	☐	☐
1d. David G. DeWalt	☐	☐	☐
1e. William H. Easter III	☐	☐	☐
1f. Christopher A. Hazleton	☐	☐	☐
1g. Michael P. Huerta	☐	☐	☐
1h. Jeanne P. Jackson	☐	☐	☐
1i. George N. Mattson	☐	☐	☐
1j. Sergio A.L. Rial	☐	☐	☐
1k. David S. Taylor	☐	☐	☐
1l. Kathy N. Waller	☐	☐	☐

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of Delta's named executive officers.	☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as Delta's independent auditors for the year ending December 31, 2020.	☐	☐	☐
DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 4, 5, 6 AND 7.			
4. A shareholder proposal related to the right to act by written consent.	☐	☐	☐
5. A shareholder proposal related to a climate lobbying report.	☐	☐	☐
6. A shareholder proposal related to a political contributions report.	☐	☐	☐
7. A shareholder proposal related to a sexual harassment policy.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

(**NOTE:** Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Annual Meeting of Shareholders
Thursday, June 18, 2020, 7:30 a.m. (Eastern Time)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the Year Ended December 31, 2019 are available at www.proxyvote.com.

D15599-P34625

DELTA AIR LINES, INC.

I hereby appoint Edward H. Bastian and Francis S. Blake, and each of them, as proxies with full power of substitution, for and in my name, to vote all shares of Common Stock of Delta Air Lines, Inc. owned by me which I would be entitled to personally vote on all matters which may properly come before the 2020 Annual Meeting of Stockholders of Delta to be held on Thursday, June 18, 2020 at 7:30 a.m., local time, at www.virtualshareholdermeeting.com/DAL2020, or any adjournment or postponement of the meeting.

The proxies shall vote subject to the directions indicated on the reverse side of this Proxy Card, and the proxies are authorized to vote in their discretion upon other business as may properly come before the annual meeting or any adjournment or postponement of the meeting. The proxies will vote as the Board of Directors recommends where a choice is not specified. The proxies cannot vote these shares unless you sign, date and return this Proxy Card or vote by the Internet or telephone.

If I am the holder of unvested restricted common stock granted under Delta's Performance Compensation Plan, I hereby instruct the administrator of the Performance Compensation Plan to vote the shares of unvested restricted common stock granted to me at the annual meeting, as indicated on the reverse side of this card. I understand that the administrator of the Performance Compensation Plan will not vote the shares of unvested restricted common stock granted to me if I do not submit voting instructions before 11:59 p.m. EDT on Wednesday, June 17, 2020.

If I am a participant in the Delta Pilots Savings Plan (Pilot Plan), the Delta Family-Care Savings Plan (Savings Plan), or the Delta Family-Care Saving Plan (Saving Plan), I hereby instruct Fidelity Management Trust Company, as Trustee, to vote the shares of Delta common stock attributable to the Pilot Plan, the Savings Plan or the Saving Plan account, as applicable, at the annual meeting, as indicated on the reverse side of this card. These instructions shall be confidential. I understand that the Trustee will not vote shares attributable to the Pilot Plan, the Savings Plan or the Saving Plan account if the Trustee does not receive voting instructions from me before 5:00 p.m. EDT on Thursday, June 16, 2020.

I acknowledge receipt of Delta's Notice of Annual Meeting of Stockholders, dated May 7, 2020, Proxy Statement and Annual Report on Form 10-K for the Year Ended December 31, 2019.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side